         As filed with the Securities and Exchange Commission.

                                                      '33 Act File No. 002-73432
                                                       '40 Act File No. 811-2662

================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Post-Effective Amendment No. 30 [x]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 31 [x]


                              MFS VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                        NATIONWIDE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                   ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (614) 249-7111

    PATRICIA R. HATLER, SECRETARY, ONE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215
                     (Name and Address of Agent for Service)

       This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, and the Financial Statements.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485
[ ] on (date) pursuant to paragraph (a) of Rule 485 If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                              MFS VARIABLE ACCOUNT
                     REFERENCE TO ITEMS REQUIRED BY FORM N-4


PART A     INFORMATION REQUIRED IN A PROSPECTUS
Item 1.    Cover Page.................................................................................Cover Page
Item 2.    Definitions.................................................................Glossary of Special Terms
Item 3.    Synopsis or Highlights......................................................Synopsis of the Contracts
Item 4.    Condensed Financial Information.......................................Condensed Financial Information
Item 5.    General Description of Registrant, Depositor, and Portfolio
                Companies ..........................Nationwide Life Insurance Company; Investing in the Contract
Item 6.    Deductions and Expenses...............................................Standard Charges and Deductions
Item 7.    General Description of Variable
           Annuity Contracts.......................................Contract Ownership; Operation of the Contract
Item 8.    Annuity Period...............................................................Annuitizing the Contract
Item 9.    Death Benefit and Distributions........................................................Death Benefits
Item 10.   Purchases and Contract Value................................................Operation of the Contract
Item 11.   Redemptions....................................................................Surrender (Redemption)
Item 12.   Taxes  ....................................................................Federal Tax Considerations
Item 13.   Legal Proceedings...................................................................Legal Proceedings
Item 14.   Table of Contents of the Statement of Additional
                Information.........................Table of Contents of the Statement of Additional Information

PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 15.   Cover Page.................................................................................Cover Page
Item 16.   Table of Contents...................................................................Table of Contents
Item 17.   General Information and History.......................................General Information and History
Item 18.   Services.....................................................................................Services
Item 19.   Purchase of Securities Being Offered.............................Purchase of Securities Being Offered
Item 20.   Underwriters.............................................................................Underwriters
Item 21.   Calculation of Performance Information.....................................Calculation of Performance
Item 22.   Annuity Payments.....................................................................Annuity Payments
Item 23.   Financial Statements.............................................................Financial Statements

PART C     OTHER INFORMATION
Item 24.   Financial Statements and Exhibits.............................................................Item 24
Item 25.   Directors and Officers of the Depositor.......................................................Item 25
Item 26.   Persons Controlled by or Under Common Control with
                the Depositor or Registrant..............................................................Item 26
Item 27.   Number of Contract Owners.....................................................................Item 27
Item 28.   Indemnification...............................................................................Item 28
Item 29.   Principal Underwriter.........................................................................Item 29
Item 30.   Location of Accounts and Records..............................................................Item 30
Item 31.   Management Services...........................................................................Item 31
Item 32.     Undertakings................................................................................Item 32

                        NATIONWIDE LIFE INSURANCE COMPANY

                       Deferred Variable Annuity Contracts

  Issued by Nationwide Life Insurance Company through its MFS Variable Account


                   The date of this prospectus is May 1, 2002.




Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

THIS PROSPECTUS CONTAINS BASIC INFORMATION YOU SHOULD UNDERSTAND ABOUT THE CONTRACTS BEFORE INVESTING - THE ANNUITY CONTRACT IS THE LEGALLY BINDING INSTRUMENT GOVERNING THE RELATIONSHIP BETWEEN YOU AND NATIONWIDE SHOULD YOU CHOOSE TO INVEST. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Not all benefits, programs, features and investment options described in this prospectus are available or approved for use in every state.

The following is a list of the underlying mutual funds available under the contract. The particular underlying mutual funds available under the contract may change from time to time. Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment. New underlying mutual funds or new share classes of currently available underlying mutual funds may be added. Contract owners will receive notice of any such changes that affect their contract. Additionally, not all of the underlying mutual funds listed below are available in every state.



-  Gartmore Variable Insurance Trust ("GVIT") - Gartmore GVIT Money Market Fund:
   Class I (formerly, Nationwide Separate Account Trust ("NSAT") - Money Market
   Fund)


-  Massachusetts Investors Growth Stock Fund: Class A

-  Massachusetts Investors Trust: Class A

-  MFS(R) Bond Fund: Class A

-  MFS(R) Emerging Growth Fund: Class A

-  MFS(R) Growth Opportunities Fund: Class A

-  MFS(R) High Income Fund: Class A*

-  MFS(R) Research Fund: Class A

-  MFS(R) Series Trust IV - MFS(R) Money Market Fund


-  MFS(R) Strategic Income Fund: Class A


-  MFS(R) Total Return Fund: Class A


*This underlying mutual fund may invest in lower quality debt securities commonly referred to as junk bonds.


Purchase payments not invested in the underlying mutual fund options of the MFS Variable Account ("variable account") may be allocated to the fixed account.


The Statement of Additional Information (dated May 1, 2002) which contains additional information about the contracts and the variable account, is filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The table of contents for the Statement of Additional Information is on page 32.

For general information or to obtain FREE copies of the:


   -   Statement of Additional Information;
   -   prospectus, annual or semi-annual report for any underlying mutual fund;
   -   required Nationwide forms; or
   -   Nationwide's privacy statement,


call:         1-800-243-6295
        TDD   1-800-238-3035

or write:


       NATIONWIDE LIFE INSURANCE COMPANY
       ONE NATIONWIDE PLAZA, RR1-04-F4
       COLUMBUS, OHIO 43215


The Statement of Additional Information and other material incorporated by reference can be found on the SEC website at:
                                   www.sec.gov

THIS ANNUITY:

   -   IS NOT A BANK DEPOSIT
   -   IS NOT FDIC INSURED
   -   IS NOT INSURED OR ENDORSED BY A BANK OR BY ANY FEDERAL GOVERNMENT AGENCY
   -   IS NOT AVAILABLE IN EVERY STATE
   -   MAY GO DOWN IN VALUE.

Investors assume certain risks when investing in the contracts, including the possibility of losing money.

These contracts are offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of Nationwide.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT- An accounting unit of measure used to calculate the contract value allocated to the variable account before the annuitization date.

ANNUITIZATION DATE- The date on which annuity payments begin.

ANNUITY COMMENCEMENT DATE- The date on which annuity payments are scheduled to begin. This date may be changed by the contract owner with Nationwide's consent.

ANNUITY UNIT- An accounting unit of measure used to calculate the variable annuity payments.

CONTRACT VALUE- The total value of all accumulation units in a contract plus any amount held in the fixed account.

CONTRACT YEAR- Each year the contract is in force beginning with the date the contract is issued.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

FIXED ACCOUNT- An investment option that is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

INDIVIDUAL RETIREMENT ACCOUNT- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

INDIVIDUAL RETIREMENT ANNUITY- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

NATIONWIDE- Nationwide Life Insurance Company.

NON-QUALIFIED CONTRACT- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, SEP IRA, or Tax Sheltered Annuity.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under
Section 401 of the Internal Revenue Code.

SEP IRA- An annuity contract which qualifies for favorable tax treatment under
Section 408(k) of the Internal Revenue Code.

SUB-ACCOUNTS- Divisions of the variable account and for which accumulation units and annuity units are separately maintained - each sub-account corresponds to a single underlying mutual fund.

TAX SHELTERED ANNUITY- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

VALUATION PERIOD- Each day the New York Stock Exchange is open for business.

VARIABLE ACCOUNT- MFS Variable Account, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF CONTRACT EXPENSES.......................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES

EXAMPLE............................................

SYNOPSIS OF THE CONTRACTS..........................

FINANCIAL STATEMENTS...............................

CONDENSED FINANCIAL INFORMATION....................

NATIONWIDE LIFE INSURANCE COMPANY..................

GENERAL DISTRIBUTOR................................

TYPES OF CONTRACTS.................................
     Individual Retirement Annuities (IRAs)
     Non-Qualified Contracts
     Qualified Plans
     Simplified Employee Pension IRAs (SEP IRAs)
     Tax Sheltered Annuities

INVESTING IN THE CONTRACT..........................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

CHARGES AND DEDUCTIONS.............................
     Contract Maintenance Charge
     Mortality and Expense Risk Charges
     Contingent Deferred Sales Charge
     Premium Taxes

CONTRACT OWNERSHIP.................................
     Joint Ownership
     Contingent Ownership
     Annuitant
     Beneficiary and Contingent Beneficiary

OPERATION OF THE CONTRACT..........................
     Minimum Initial and Subsequent Purchase Payments
     Pricing
     Allocation of Purchase Payments
     Determining the Contract Value
     Transfers Prior to Annuitization
     Transfers After Annuitization
     Transfer Requests

RIGHT TO REVOKE....................................

SURRENDER (REDEMPTION).............................
     Partial Surrenders (Partial Redemptions)
     Full Surrender (Full Redemptions)
     Surrenders Under a Qualified Plan or Tax
         Sheltered Annuity
LOAN PRIVILEGE.....................................
     Minimum & Maximum Loan Amounts
     Maximum Loan Processing Fee
     How Loan Requests are Processed
     Interest
     Loan Repayment
     Distributions & Annuity Payments
     Transferring the Contract
     Grace Period & Loan Default

ASSIGNMENT.........................................

CONTRACT OWNER SERVICES............................
     Asset Rebalancing
     Dollar Cost Averaging
     Systematic Withdrawals

ANNUITY COMMENCEMENT DATE..........................

ANNUITIZING THE CONTRACT...........................
     Annuitization Date
     Annuitization
     Fixed Payment Annuity
     Variable Payment Annuity
     Frequency and Amount of Annuity Payments
     Annuity Payment Options

DEATH BENEFITS.....................................
     Death of Contract Owner - Non-Qualified
         Contracts
     Death of Annuitant - Non-Qualified Contracts
     Death of Contract Owner/Annuitant
     Death Benefit Payment

REQUIRED DISTRIBUTIONS.............................
     Required Distributions-General Information
     Required Distributions for Non-Qualified Contracts
     Required Distributions for Tax Sheltered Annuities,
         Individual Retirement Annuities and SEP IRAs

FEDERAL TAX CONSIDERATIONS.........................
     Federal Income Taxes
     Withholding
     Non-Resident Aliens
     Federal Estate, Gift, and Generation Skipping
         Transfer Taxes
     Charge for Tax
     Diversification
     Tax Changes

STATEMENTS AND REPORTS.............................

LEGAL PROCEEDINGS..................................

ADVERTISING........................................

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS.

APPENDIX B: CONDENSED FINANCIAL INFORMATION........

SUMMARY OF CONTRACT EXPENSES

The expenses listed below are charged to all contracts unless the contract owner meets an available exception under the contract.

CONTRACT OWNER TRANSACTION EXPENSES

Maximum Contingent Deferred Sales
Charge ("CDSC") (as a percentage of
the lesser of purchase payments or
amount surrendered).............................5%(1)

Range of CDSC over time:

Number of Completed Years from            CDSC
   Date of Purchase Payment            Percentage
------------------------------         ----------
               0                           5%
               1                           5%
               2                           5%
               3                           5%
               4                           5%
               5                           5%
               6                           5%
               7                           5%
               8                           5%

(1) Each contract year, the contract owner may withdraw without a CDSC any amount withdrawn to meet the minimum distribution requirements under the Internal Revenue Code. Starting with the second contract year, the contract owner may withdraw without a CDSC the greater of:

    a)  10% of all purchase payments made to the contract; or

    b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This free withdrawal privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year (see "Contingent Deferred Sales Charge").

The Internal Revenue Code may impose restrictions on withdrawals for contracts issued as Tax Sheltered Annuities or contracts issued to fund qualified plans.



ANNUAL CONTRACT
MAINTENANCE CHARGE.............................$30(2)

VARIABLE ACCOUNT CHARGES(3)
(annualized rate of variable account charges as a percentage of daily net assets)

Mortality and Expense Risk Charges............1.30%
     Total Variable Account Charges...........1.30%

(2) The Contract Maintenance Charge is deducted on each contract anniversary and on the date of surrender upon full surrender of the contract.

(3) The variable account charges are taken on a daily basis equal to an annualized rate of 1.30%. The variable account charges only to sub-account allocations. They do not apply to allocations made to the fixed account.


MAXIMUM LOAN PROCESSING FEE.......................$25

Nationwide may assess a loan processing fee at the time each new loan is processed. Currently, Nationwide does not assess a loan processing fee. Loans are only available for contracts issued as Tax Sheltered Annuities. Loans are not available in all states. In addition, some states may not permit Nationwide to assess a loan processing fee (see "Loan Privilege").

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

      (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND NET ASSETS, AFTER EXPENSE
                          REIMBURSEMENTS AND WAIVERS)


                                                           Management       Other         12b-1       Total Mutual
                                                              Fees         Expenses        Fees      Fund Expenses
---------------------------------------------------------- -----------     --------       -----      -------------
GVIT Gartmore GVIT Money Market Fund: Class I                0.38%          0.25%         0.00%          0.63%
Massachusetts Investors Growth Stock Fund: Class A           0.33%          0.26%         0.35%          0.94%
Massachusetts Investors Trust: Class A                       0.33%          0.23%         0.35%          0.91%
MFS(R) Bond Fund: Class A                                    0.39%          0.24%         0.30%          0.93%
MFS(R) Emerging Growth Fund: Class A                         0.69%          0.14%         0.35%          1.18%
MFS(R) Growth Opportunities Fund: Class A                    0.42%          0.24%         0.25%          0.91%
MFS(R) High Income Fund: Class A                             0.00%          0.00%         0.00%          0.00%
MFS(R) Research Fund: Class A                                0.43%          0.21%         0.35%          0.99%
MFS(R) Series Trust IV - MFS(R)Money Market Fund             0.00%          0.00%         0.00%          0.00%
MFS(R) Strategic Income Fund: Class A                        0.75%          0.40%         0.35%          1.50%
MFS(R) Total Return Fund: Class A                            0.34%          0.19%         0.35%          0.88%


The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value in calculating the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.




                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES

  (AS A PERCENTAGE OF UNDERLYING MUTUAL FUND AVERAGE NET ASSETS, BEFORE EXPENSE
                           REIMBURSEMENTS AND WAIVERS)


Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.



                                                           Management       Other         12b-1       Total Mutual
                                                              Fees         Expenses        Fees      Fund Expenses

MFS(R) Strategic Income Fund: Class A                        0.75%          0.90%         0.35%          2.00%


EXAMPLE

The following chart shows the amount of expenses (in dollars) that would be incurred under this contract assuming a $1,000 investment, 5% annual return, and no change in expenses. The underlying mutual fund expense information is for the period ended December 31, 2001 and reflects any reimbursements and/or waivers in effect at that time. If the underlying mutual fund expenses did not reflect the reimbursements and/or waivers, the expenses contained in the table below would be higher.

These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown below.

The example reflects expenses of both the variable account and the underlying mutual funds. The example reflects a 5% CDSC charge for a period of 8 years variable account charge of 1.30%. In addition, the example reflects the Contract Maintenance charge expressed as a percentage of average account value. Since the average contract value is greater than $1,000, the expense effect of the Contract Maintenance Charge is reduced accordingly. Deductions for premium taxes are not reflected but may apply.



                               If you surrender your Contract  If you do not surrender your  If you annuitize your Contract
                                at the end of the applicable     Contract at the end of the   at the end of the applicable
                                        time period                applicable time period              time period
------------------------------ ------------------------------ ----------------------------- ------------------------------
                               1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.  1 Yr.  3 Yrs 5 Yrs.  10 Yrs.  1 Yr. 3 Yrs.  5 Yrs.  10 Yrs.
------------------------------ ------------------------------ ----------------------------- ------------------------------
GVIT Gartmore GVIT Money           71     114    160     237      21    64     110     237      *     64     110      237
Market Fund: Class I
Massachusetts Investors            74     119    172     271      24    74     127     271      *     74     127      271
Growth Stock Fund: Class A
Massachusetts Investors            74     118    170     267      24    73     125     267      *     73     125      267
Trust: Class A
MFS(R) Bond Fund: Class A          74     119    171     270      24    74     126     270      *     74     126      270
MFS(R) Emerging Growth Fund:       77     127    184     295      27    82     139     295      *     82     139      295
Class A
MFS(R) Growth Opportunities        74     118    170     267      24    73     125     267      *     73     125      267
Fund: Class A
MFS(R) High Income Fund: Class A   64      89    121     167      14    44      76     167      *     44      76      167
MFS(R) Research Fund: Class A      75     121    174     276      25    76     121     276      *     76     129      276
MFS(R) Series Trust IV - MFS(R)    64      89    121     167      14    44      76     167      *     44      76      167
Money Market Fund
MFS(R) Strategic Income Fund:      80     137    201     328      30    92     156     328      *     92     156      328
Class A
MFS(R) Total Return Fund: Class A  73     117    168     264      23    72     123     264      *     72     123      264


*The contracts sold under this prospectus do not permit annuitization during the first two contract years.

SYNOPSIS OF THE CONTRACTS

The contracts described in this prospectus are flexible purchase payment contracts.

The contracts can be categorized as:


   -   Individual Retirement Annuities (IRAs);
   -   Non-Qualified Contracts;
   -   Qualified Plans;
   -   Simplified Employee Pension IRAs (SEP IRAs);or
   -   Tax Sheltered Annuities.


For more detailed information with regard to the differences in contract types, please see "Types of Contracts" later in this prospectus.


MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

                      MINIMUM INITIAL     MINIMUM
     CONTRACT            PURCHASE        SUBSEQUENT
       TYPE              PAYMENT          PAYMENTS
------------------  -----------------  ---------------
IRA                         $0                $0
Non-Qualified             $1,500              $0
Qualified                   $0                $0
SEP IRA                     $0                $0
Tax Sheltered               $0                $0
Annuity

CHARGES AND EXPENSES

Nationwide deducts a Mortality and Expense Risk Charge equal to an annual rate of 1.30% of the daily net assets of the variable account. Nationwide assesses these charges in return for bearing certain mortality and administrative risks (see "Mortality and Expense Risk Charge").

A $30 Contract Maintenance Charge is assessed against each contract on the contract anniversary and on the date of surrender when the contract is surrendered in full (see "Contract Maintenance Charge").

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract. However, Nationwide may deduct a Contingent Deferred Sales Charge ("CDSC") if any amount is withdrawn from the contract. This CDSC reimburses Nationwide for sales expenses. The amount of the CDSC will not exceed the lesser of:

    (1) 5% of the amount surrendered; or

    (2) 5% of the total of all purchase payments made within 8 years of the surrender date.



ANNUITY PAYMENTS

Annuity payments begin on the annuitization date. Annuity payments will be based on the annuity payment option chosen at the time of application (see "Annuity Payment Options").

TAXATION

How a contract is taxed depends on the type of contract issued and the purpose for which the contract is purchased. Nationwide will charge against the contract any premium taxes levied by any governmental authority (see "Federal Tax Considerations" and "Premium Taxes").

TEN DAY FREE LOOK

Contract owners may return the contract for any reason within ten days of receipt and Nationwide will refund the contract value or other amounts required by law (see "Right to Revoke").

FINANCIAL STATEMENTS

Financial statements for the variable account and Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained without charge by contacting Nationwide's home office at the telephone number listed on page 1 of this prospectus.

CONDENSED FINANCIAL INFORMATION

The value of an accumulation unit is determined on the basis of changes in the per share value of the underlying mutual funds and charges assessed to the variable account (for more information on the calculation of accumulation unit values, see "Determining Variable Account Value - Valuing an Accumulation Unit"). Please refer to Appendix B for information regarding each class of accumulation units.

NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under Ohio law in March, 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

GENERAL DISTRIBUTOR


The contracts are sold by registered broker-dealers which have entered into general agent agreements with Nationwide Life Insurance Company and the general distributor of the contracts, Clarendon Insurance Agency, Inc. ("Clarendon"). Clarendon's primary business address is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481. Clarendon is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc..


TYPES OF CONTRACTS

The types of contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code. The following is a general description of the various types of contracts. Eligibility requirements, tax benefits (if any), limitations and other features of the contracts will differ depending on the type of contract.

IRAS

IRAs are contracts which satisfy the following requirements:

-   the contract is not transferable by the owner;

-   the premiums are not fixed;

- the annual premium cannot exceed $3,000 (although rollovers of greater amounts from qualified plans, tax-sheltered annuities and other IRAs can be received);

- certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2;

-   the entire interest of the owner in the contract is nonforfeitable; and

- after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.


IRAs may receive rollover contributions from Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).


For further details regarding IRAs, please refer to the disclosure statement that should have been received when the IRA was established.

NON-QUALIFIED CONTRACTS

A Non-Qualified Annuity Contract is a contract that does not qualify for certain tax benefits under the Internal Revenue Code, and which is not an IRA, a Roth IRA, a SEP IRA or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Annuity Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within the statutory period.

Non-Qualified Annuity contracts that are owned by natural persons can defer the incidence of taxation on the income earned in the contract until it is distributed or deemed to be distributed.

QUALIFIED PLANS

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a qualified plan.

SEP IRAS

A SEP IRA is a written plan established by an employer for the benefit of employees, which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA in the same way, and with the same restrictions and limitations, as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Internal Revenue Code and the written plan.

A SEP IRA plan must satisfy:

-   minimum participation rules;

-   top-heavy contribution rules;

-   nondiscriminatory allocation rules; and

-   requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

TAX SHELTERED ANNUITIES

Certain tax-exempt organizations (described in section 501(c)(3) of the Internal Revenue Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees. These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludible from the income of the employee, up to statutory maximum amounts. These amounts should be set forth in the plan adopted by the employer.


Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).


The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred. Certain minimum distribution requirements must be satisfied after the owner attains the age of 70 1/2, and after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

INVESTING IN THE CONTRACT

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

MFS Variable Account is a variable account that invests in the underlying mutual funds listed in Appendix A. Nationwide established the variable account on March 3, 1976, pursuant to Ohio law. Although the variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against, the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to contract owners under the contracts.

The variable account is divided into sub-accounts, each corresponds to a single underlying mutual fund. Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on contract owner instructions. There are two sub-accounts for each underlying mutual fund. One sub-account contains shares attributable to accumulation units under Non-Qualified Contracts. The other sub-account contains shares attributable to accumulation units under Individual Retirement Annuities, SEP IRAs, Tax Sheltered Annuities, and Qualified Contracts.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.


Some of the underlying mutual funds in the variable account are NOT publicly traded mutual funds. These funds are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.


The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Contract owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Voting Rights

Contract owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote contract owner shares at special shareholder meetings based on contract owner instructions. However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Notification will contain proxy materials and a form with which to give Nationwide voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a contract owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

    1) shares of a current underlying mutual fund are no longer available for investment; or

    2)  further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.

THE FIXED ACCOUNT

The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. The general account is not subject to the same laws as the variable account and the SEC has not reviewed material in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure.

Purchase payments will be allocated to the fixed account by election of the contract owner.

The investment income earned by the fixed account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of fixed account allocations:

- New Money Rate - The rate credited on the fixed account allocation when the contract is purchased or when subsequent purchase payments are made. Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

- Variable Account to Fixed Rate - Allocations transferred from any of the underlying investment options in the variable account to the fixed account may receive a different rate. The rate may be lower than the New Money Rate. There may be limits on the amount and frequency of movements from the variable account to the fixed account.

- Renewal Rate - The rate available for maturing fixed account allocations which are entering a new guarantee period. The contract owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the contract owner's fixed account matures. At that time, the contract owner will have an opportunity to leave the money in the fixed account and receive the Renewal Rate or the contract owner can move the money to any of the other underlying mutual fund options.

- Dollar Cost Averaging Rate - From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a Dollar Cost Averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the fixed account, the interest rates are guaranteed until the end of the calendar quarter during which the12 month anniversary of the fixed account allocation occurs.

Credited interest rates are annualized rates - the effective yield of interest over a one-year period. Interest is credited to each contract on a daily basis. As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

Nationwide guarantees that the fixed account contract value will not be less than the amount of the purchase payments allocated to the fixed account, plus interest credited as described above, less any applicable charges including CDSC.

CHARGES AND DEDUCTIONS

CONTRACT MAINTENANCE CHARGE

On each contract anniversary (and upon a full surrender of the contract), Nationwide deducts a $30 Contract Maintenance Charge. This charge reimburses Nationwide for administrative expenses relating to the issuance and maintenance of the contract.

The deduction of the Contract Maintenance Charge will be taken proportionately from each sub-account and the fixed account based on the value in each option at the time of the withdrawal as compared to the total contract value.

Nationwide will not increase the Contract Maintenance Charge. Nationwide will not reduce or eliminate the Contract Maintenance Charge where it would be discriminatory or unlawful.

MORTALITY AND EXPENSE RISK CHARGE

Nationwide deducts a Mortality and Expense Risk Charge from the variable account. This amount is computed on a daily basis, and is equal to an annual rate of 1.30% of the daily net assets of the variable account.

The Mortality Risk Charge compensates Nationwide for guaranteeing the annuity purchase rates of the contracts. This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population. The mortality risk charges also compensate Nationwide for risks assumed in connection with the death benefit.

The Expense Risk Charge compensates Nationwide for guaranteeing that administration charges will not increase regardless of actual expenses.

If these charges are insufficient to cover actual expenses, the loss is borne by Nationwide.

CONTINGENT DEFERRED SALES CHARGE

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts. However, if any part of the contract is surrendered, Nationwide will deduct a CDSC.

The CDSC will not exceed the lesser of:

    (1) 5% of the amount surrendered; or

    (2) 5% of the total of all purchase payments made within 8 years of the surrender date.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted below) by the lesser of the amount surrendered or the total of all purchase payments made within 8 years of the surrender request.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth. Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments. (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

  Number of Completed Years                 CDSC
from Date of Purchase Payment            Percentage
-----------------------------           ------------
              0                              5%
              1                              5%
              2                              5%
              3                              5%
              4                              5%
              5                              5%
              6                              5%
              7                              5%
              8                              5%

The CDSC is used to cover sales expenses, including commissions (maximum of 4.00% of purchase payments), production of sales material, and other promotional expenses. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide's general account, which may indirectly include portions of the Contract Maintenance Charge and other variable account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes. Contract owners taking withdrawals before age 59 1/2 may be subject to a 10% tax penalty.

Waiver of Contingent Deferred Sales Charge

Each contract year, the contract owner may withdraw without a CDSC any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

Beginning with the second contract year, the contract owner may withdraw without a CDSC the greater of:

    (a) 10% of all purchase payments; or

    (b) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

This CDSC-free privilege is non-cumulative. Free amounts not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In addition, no CDSC will be deducted:

    (1) upon the annuitization of contracts which have been in force for at least two years;

    (2) upon payment of a death benefit; or

    (3) from any values which have been held under a contract for at least 8 years.

No CDSC applies to transfers among sub-accounts or between or among the fixed account or the variable account.

Nationwide will waive the CDSC on contracts purchased by:

- an officer, director, partner or employee of the general distributor, Clarendon Insurance Agency, Inc.; or

- an officer, director, partner or employee of any firm affiliated with Clarendon Insurance Agency, Inc.

PREMIUM TAXES

Nationwide will charge against the contract value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 5%. This range is subject to change. The method used to assess premium tax will be determined by Nationwide at its sole discretion in compliance with state law.

If applicable, Nationwide will deduct premium taxes from the contract either at:

    (1) the time the contract is surrendered;

    (2) annuitization; or

    (3) such earlier date as Nationwide becomes subject to premium taxes.

Premium taxes may be deducted from death benefit proceeds.

CONTRACT OWNERSHIP

The contract owner has all rights under the contract. Purchasers who name someone other than themselves as the contract owner will have no rights under the contract.

Contract owners of Non-Qualified Contracts may name a new contract owner at any time before the annuitization date. Any change of contract owner automatically revokes any prior contract owner designation. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at Nationwide's home office. Once recorded, the change will be effective as of the date signed. However, the change will not affect any payments made or actions taken by Nationwide before it was recorded.

The contract owner may also request a change in the annuitant, contingent annuitant, contingent owner, beneficiary, or contingent beneficiary before the annuitization date. These changes must be: - on a Nationwide form; - signed by the contract owner; and - received at Nationwide's home office before the annuitization date.

Nationwide must review and approve any change requests. If the contract owner is not a natural person and there is a change of the annuitant, distributions will be made as if the contract owner died at the time of the change.

On the annuitization date, the annuitant will become the contract owner.

JOINT OWNERSHIP

Joint owners each own an undivided interest in the contract.

Contract owners can name a joint owner at any time before annuitization subject to the following conditions:

    -   joint owners can only be named for Non-Qualified Contracts;

    - joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

    - the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

    - Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

    - an election in writing signed by both contract owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner.

CONTINGENT OWNERSHIP

The contingent owner is entitled to certain benefits under the contract, if a contract owner who is NOT the annuitant dies before the annuitization date, and there is no surviving joint owner.

The contract owner may name or change a contingent owner at any time before the annuitization date. To change the contingent owner, a written request must be submitted to Nationwide. Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the contract owner was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

ANNUITANT

The annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends. This person must be age 78 or younger at the time of contract issuance, unless Nationwide approves a request for an annuitant of greater age. The annuitant may be changed before the annuitization date with Nationwide's consent.

BENEFICIARY AND CONTINGENT BENEFICIARY

The beneficiary is the person who is entitled to the death benefit if the annuitant dies before the annuitization date and there is no joint owner or contingent annuitant. The contract owner can name more than one beneficiary. Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The contract owner may change the beneficiary or contingent beneficiary during the annuitant's lifetime by submitting a written request to Nationwide. Once recorded, the change will be effective as of the date it was signed, whether or not the annuitant was living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded.

OPERATION OF THE CONTRACT

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS

                     MINIMUM INITIAL       MINIMUM
     CONTRACT           PURCHASE          SUBSEQUENT
       TYPE             PAYMENT            PAYMENTS
----------------     ----------------     ----------
IRA                         $0                $0
Non-Qualified             $1,500              $0
Qualified                   $0                $0
SEP IRA                     $0                $0
Tax Sheltered               $0                $0
Annuity

PRICING

Initial purchase payments allocated to sub-accounts will be priced at the accumulation unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete. If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it. If the application is not completed within 5 business days, the prospective purchaser will be informed of the reason for the delay. The purchase payment will be returned unless the prospective purchaser specifically allows Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available accumulation unit value after the payment is received. The cumulative total of all purchase payments under contracts on the life of any one annuitant cannot exceed $1,000,000 without Nationwide's prior consent.

Purchase payments will not be priced when the New York Stock Exchange is closed on the following nationally recognized holidays:

-  New Year's Day               -  Independence Day
-  Martin Luther King, Jr. Day  -  Labor Day
-  Presidents' Day              -  Thanksgiving
-  Good Friday                  -  Christmas
-  Memorial Day                 -

Nationwide also will not price purchase payments if:

    (1) trading on the New York Stock Exchange is restricted;

    (2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

    (3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, contract value may be affected since the contract owner will not have access to their account.

ALLOCATION OF PURCHASE PAYMENTS

Nationwide allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at net asset value, then converted into accumulation units. Contract owners can change allocations or make exchanges among the sub-accounts and the fixed account. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

DETERMINING THE CONTRACT VALUE

The contract value is the sum of:

    (1) the value of amounts allocated to the sub-accounts of the variable account; and

    (2) amounts allocated to the fixed account.

If part or all of the contract value is surrendered, or charges are assessed against the contract value, Nationwide will deduct a proportionate amount from each sub-account and the fixed account based on current cash values.

Determining Variable Account Value - Valuing an Accumulation Unit

Purchase payments or transfers allocated to sub-accounts are accounted for in accumulation units. Accumulation unit values (for each sub-account) are determined by calculating the net investment factor for the underlying mutual funds for the current valuation period and multiplying that result with the accumulation unit values determined on the previous valuation period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a sub-account from valuation period to valuation period. For each sub-account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular sub-account invests, including the charges assessed against that sub-account for a valuation period.

The net investment factor for any particular sub-account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

    (a) is the sum of:

        (1) the net asset value of the underlying mutual fund as of the end of the current valuation period; and

        (2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period);

    (b) is the net asset value of the underlying mutual fund determined as of the end of the preceding valuation period; and

    (c) is a factor representing the daily variable account charges. The factor is equal to an annual rate of 1.30% of the daily net assets of the variable account.

Based on the change in the net investment factor, the value of an accumulation unit may increase or decrease. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the underlying mutual fund shares because of the deduction of variable account charges.

Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.

Determining Fixed Account Value

Nationwide determines the value of the fixed account by:

    (1) adding all amounts allocated to the fixed account, minus amounts previously transferred or withdrawn; and

    (2) adding any interest earned on the amounts allocated.

TRANSFERS PRIOR TO ANNUITIZATION

Transfers from the Fixed Account to the Variable Account

Fixed account allocations may be transferred to the variable account only upon reaching the end of an Interest Rate Guarantee Period. Normally, Nationwide will permit 100% of such fixed account allocations to be transferred to the variable account; however, Nationwide may, under certain economic conditions and at its discretion, limit the maximum transferable amount. Under no circumstances will the maximum transferable amount be less than 10% of the fixed account allocations reaching the end of an Interest Rate Guarantee Period. Transfers of the fixed account allocations must be made within 45 days after reaching the end of an Interest Rate Guarantee Period.

Contract owners who use Dollar Cost Averaging may transfer from the fixed account to the variable account under the terms of that program (see "Dollar Cost Averaging").

Transfers from the Variable Account to the Fixed Account

Variable account allocations may be transferred to the fixed account at any time. Normally, Nationwide will not restrict transfers from the variable account to the fixed account; however, Nationwide may establish a maximum transfer limit from the variable account to the fixed account.

Except as noted below, under no circumstances will the transfer limit be less than 10% of the current value of the variable account, less any transfers made in the 12 months preceding the date the transfer is requested, but not including transfers made prior to the imposition of the transfer limit. However, where permitted by state law, Nationwide reserves the right to refuse transfers or purchase payments to the fixed account when the fixed account value is 30% of the contract value at the time the purchase payment is made or the transfer is requested.

Transfers Among the Sub-Accounts

Allocations may be transferred among the sub-accounts once per valuation period.


Nationwide reserves the right to refuse or limit transfer requests (or take any other action it deems necessary) in order to protect contract owners, annuitants and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices that are employed by some contract owners (or third parties acting on their behalf).

If Nationwide determines that a contract owner (or a third party acting on the contract owner's behalf) is engaging in harmful short-term trading, Nationwide reserves the right to take actions to protect investors, including exercising its right to terminate the ability of specified contract owners to submit transfer requests via telephone, facsimile, or over the internet. If Nationwide exercises this right, affected contract owners would be limited to submitting transfer requests via U.S. mail. Any action taken by Nationwide pursuant to this provision will be preceded by a 30 day written notice to the affected contract owner.


TRANSFERS AFTER ANNUITIZATION

After annuitization, transfers may only be made on the anniversary of the annuitization date.

TRANSFER REQUESTS

Nationwide will accept transfer requests in writing or, in those states that allow, over the telephone and/or internet. Nationwide will use reasonable procedures to confirm that telephone and internet instructions are genuine and will not be liable for following any instructions that it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privileges upon 30 days written notice to contract owners.

Amounts transferred to the variable account will receive the accumulation unit value next determined after the request is received.

Interest Rate Guarantee Period

The interest rate guarantee period is the period of time that the fixed account interest rate is guaranteed to remain the same. Within 45 days of the end of an interest rate guarantee period, transfers may be made from the fixed account to the variable account. Nationwide will determine the amount that may be transferred and will declare this amount at the end of the guarantee period. This amount will not be less than 10% of the amount in the fixed account that is maturing.

For new purchase payments allocated to the fixed account, or transfers to the fixed account from the variable account, this period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer. The guaranteed interest rate period may last for up to 3 months beyond the 1 year anniversary because guaranteed terms end on the last day of a calendar quarter.

During an interest rate guarantee period, transfers cannot be made from the fixed account, and amounts transferred to the fixed account must remain on deposit.

RIGHT TO REVOKE

Contract owners have a ten day "free look" to examine the contract. The contract may be returned to Nationwide's home office for any reason within ten days of receipt and Nationwide will refund the contract value or another amount required by law. All IRA refunds will be a return of purchase payments. State and/or federal law may provide additional free look privileges.

Liability of the variable account under this provision is limited to the contract value in each sub-account on the date of revocation. Any additional amounts refunded to the contract owner will be paid by Nationwide.

SURRENDER (REDEMPTION)

Contract owners may surrender some or all of their contract value before the earlier of the annuitization date or the annuitant's death. Surrender requests must be in writing and Nationwide may require additional information. When taking a full surrender, the contract must accompany the written request. Nationwide may require a signature guarantee.

Nationwide will pay any amounts surrendered from the sub-accounts within 7 days. However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.

PARTIAL SURRENDERS (PARTIAL REDEMPTIONS)

Nationwide will surrender accumulation units from the sub-accounts and an amount from the fixed account. The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

A CDSC may apply. The contract owner may direct Nationwide to deduct the CDSC from either:

    a)  the amount requested; or

    b)  the remaining contract value.

If the contract owner does not make a specific election, any applicable CDSC will be taken from the remaining contract value.

FULL SURRENDERS (FULL REDEMPTIONS)

The contract value upon full surrender may be more or less than the total of all purchase payments made to the contract. The contract value will reflect variable account charges, underlying mutual fund charges, the Contract Maintenance Charge, and the investment performance of the underlying mutual funds. A CDSC may apply.

Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

SURRENDERS UNDER A QUALIFIED PLAN OR TAX SHELTERED ANNUITY

Contract owners of a Qualified Plan or Tax Sheltered Annuity may surrender part or all of their contract value before the earlier of the annuitization date or the annuitant's death, except as provided below:

    (A) Contract value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code
        Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

        (1) when the contract owner reaches age 59 1/2, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

        (2) in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may NOT include any income earned on salary reduction contributions.

    (B) The surrender limitations described in Section A also apply to:

        (1) salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

        (2) earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

        (3) all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

    (C) Any distribution other than the above, including a ten day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Qualified Contract or Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax

Sheltered Annuity upon proper direction by the contract owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions. These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Plan terms and the Internal Revenue Code may modify surrender provisions when the contract is issued to fund a Qualified Plan.

LOAN PRIVILEGE

The loan privilege is ONLY available to owners of Qualified Contracts and Tax Sheltered Annuities. These contract owners can take loans from the contract value beginning 30 days after the contract is issued up to the annuitization date. Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code. Nationwide may modify the terms of a loan to comply with changes in applicable law.

MINIMUM & MAXIMUM LOAN AMOUNTS

Contract owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount. Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer. Loans may be taxable if a participant has additional loans from other plans. The total of all outstanding loans must not exceed the following limits:

                 CONTRACT     MAXIMUM OUTSTANDING LOAN
                 VALUES       BALANCE ALLOWED
---------------- ---------    -------------------------
NON-ERISA PLANS  up to        up to 80% of contract
                 $20,000      value (not more than
                              $10,000)
                 $20,000      up to 50% of contract
                 and over     value (not more than
                              $50,000*)

ERISA PLANS      All          up to 50% of contract
                              value (not more than
                              $50,000*)

*The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the contract value.

MAXIMUM LOAN PROCESSING FEE

Nationwide may charge a loan processing fee at the time each new loan is processed. The loan processing fee, if assessed, will not exceed $25 per loan processed. This fee compensates Nationwide for expenses related to administering and processing loans.

The fee is taken from the sub-accounts and the fixed account in proportion to the contract value at the time the loan is processed.

HOW LOAN REQUESTS ARE PROCESSED

All loans are made from the collateral fixed account. Nationwide transfers accumulation units in proportion to the assets in each sub-account to the collateral fixed account until the requested amount is reached. If there are not enough accumulation units available in the contract to reach the requested loan amount, Nationwide next transfers contract value from the fixed account. No CDSC will be deducted on transfers related to loan processing.

INTEREST

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full. The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide. The credited interest rate is guaranteed never to fall below 3.0%.

Specific loan terms are disclosed at the time of loan application or issuance.

LOAN REPAYMENT

Loans must be repaid in five years. However, if the loan is used to purchase the contract owner's principal residence, the contract owner has 15 years to repay the loan.

Contract owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan. Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement. Repayments are allocated to the sub-accounts in accordance with the contract, unless Nationwide and the contract owner have agreed to amend the contract at a later date on a case by case basis.

DISTRIBUTIONS & ANNUITY PAYMENTS

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

   -  the contract is surrendered;

   -  the contract owner/annuitant dies;

   -  the contract owner who is not the annuitant dies prior to annuitization;
      or

   -  annuity payments begin.

TRANSFERRING THE CONTRACT

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

GRACE PERIOD & LOAN DEFAULT

If a loan payment is not made when due, interest will continue to accrue. A grace period may be available (please refer to the terms of the loan agreement). If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower. This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan. Defaulted amounts, plus interest, are deducted from the contract value when the participant is eligible for a distribution of at least that amount. Additional loans are not available while a previous loan is in default.

ASSIGNMENT

Contract rights are personal to the contract owner and may not be assigned without Nationwide's written consent. Qualified Contracts, IRAs, SEP IRAs, and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

A Non-Qualified Contract owner may assign some or all rights under the contract. An assignment must occur before annuitization while the annuitant is alive. Once proper notice of assignment is recorded by Nationwide's home office, the assignment will become effective as of the date the written request was signed.

Nationwide is not responsible for the validity or tax consequences of any assignment. Nationwide is not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until Nationwide receives sufficient direction from the contract owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire contract value may cause the portion of the contract value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

CONTRACT OWNER SERVICES

ASSET REBALANCING

Asset rebalancing is the automatic reallocation of contract values to the sub-accounts on a predetermined percentage basis. Asset rebalancing is not available for assets held in the fixed account. Requests for asset rebalancing must be on a Nationwide form.

Asset rebalancing occurs every three months or on another frequency if permitted by Nationwide. If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, asset rebalancing will occur on the next business day.

Asset rebalancing may be subject to employer limitations or restrictions for contracts issued to a Qualified Plan or Tax Sheltered Annuity plan. Contract owners should consult a financial adviser to discuss the use of asset rebalancing.

Nationwide reserves the right to stop establishing new asset rebalancing programs. Nationwide also reserves the right to assess a processing fee for this service.

DOLLAR COST AVERAGING

Dollar cost averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect contract owners from loss.


Contract owners direct Nationwide to automatically transfer specified amounts from the fixed account and the GVIT Gartmore GVIT Money Market Fund: Class I to any other underlying mutual fund. Transfers from the fixed account must be equal to 1/30th of the fixed account value at the time the program is requested.


Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the contract owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new dollar cost averaging programs. Nationwide also reserves the right to assess a processing fee for this service.

SYSTEMATIC WITHDRAWALS

Systematic withdrawals allow contract owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. Requests for systematic withdrawals and requests to discontinue systematic withdrawals must be in writing.

The withdrawals will be taken from the sub-accounts and the fixed account proportionately unless Nationwide is instructed otherwise.

A CDSC may apply to amounts taken through systematic withdrawals.

If a CDSC applies, the maximum amount that can be withdrawn annually without a CDSC is the greatest of:

   (1) 10% of all purchase payments made to the contract as of the withdrawal date; or

   (2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.

The CDSC-free withdrawal privilege for systematic withdrawals is non-cumulative. Free amounts not taken during any contract year cannot be taken as free amounts in a subsequent contract year.

Nationwide will withhold federal income taxes from systematic withdrawals unless otherwise instructed by the contract owner. The Internal Revenue Service may impose a 10% penalty tax if the contract owner is under age 59 1/2 unless the contract owner has made an irrevocable election of distributions of substantially equal payments.

Nationwide reserves the right to stop establishing new systematic withdrawal programs. Nationwide also reserves the right to assess a processing fee for this service. Systematic withdrawals are not available before the end of the ten-day free look period (see "Right to Revoke").

ANNUITY COMMENCEMENT DATE

The annuity commencement date is the date on which annuity payments are scheduled to begin. The contract owner may change the annuity commencement date before annuitization. This change must be in writing and approved by Nationwide.

ANNUITIZING THE CONTRACT

ANNUITIZATION DATE

The annuitization date is the date that annuity payments begin. The annuitization date will be the first day of a calendar month unless otherwise agreed. The annuitization date must be at least 2 years after the contract is issued, but may not be later than either:

-  the age (or date) specified in your contract; or

-  the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide's approval.

The Internal Revenue Code may require that distributions be made prior to the annuitization dates specified above (see "Minimum Distributions").

ANNUITIZATION

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the annuitization date, the annuitant must choose:

   (1) an annuity payment option; and

   (2) either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization. Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the contract owner.

FIXED PAYMENT ANNUITY

A fixed payment annuity is an annuity where the amount of the annuity payments remains level.

The first payment under a fixed payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

   (1) deducting applicable premium taxes from the total contract value; then

   (2) applying the contract value amount specified by the contract owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

VARIABLE PAYMENT ANNUITY

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.

The first payment under a variable payment annuity is determined on the annuitization date based on the annuitant's age (in accordance with the contract) by:

   (1) deducting applicable premium taxes from the total contract value; then

   (2) applying the contract value amount specified by the contract owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of annuity units that will represent each monthly payment. This is done by dividing the dollar amount of the first payment by the value of an annuity unit as of the annuitization date. This number of annuity units remains fixed during annuitization.

The second and subsequent payments are determined by multiplying the fixed number of annuity units by the annuity unit value for the valuation period in which the payment is due. The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds. Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity unit values for sub-accounts are determined by:

(1) multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for the subsequent valuation period (see "Determining the Contract Value"); and then


(2) multiplying the result from (1) by an interest factor to neutralize the assumed investment rate of 3.5% per year built into the purchase rate basis for variable payment annuities.


Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity. Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity. An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments. Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges among Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing. Exchanges will occur on each anniversary of the annuitization date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

Payments are made based on the annuity payment option selected, unless:

   - the amount to be distributed is less than $500, in which case Nationwide may make one lump sum payment of the contract value; or

   - an annuity payment would be less than $20, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $20. Payments will be made at least annually.

ANNUITY PAYMENT OPTIONS

Contract owners must elect an annuity payment option before the annuitization date. The annuity payment options are:

(1) LIFE ANNUITY - An annuity payable periodically, but at least annually, for the lifetime of the annuitant. Payments will end upon the annuitant's death. For example, if the annuitant dies before the second annuity payment date, the annuitant will receive only one annuity payment. The annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(2) JOINT AND SURVIVOR ANNUITY - An annuity payable periodically, but at least annually, during the joint lifetimes of the annuitant and a designated second individual. If one of these parties dies, payments will continue for the lifetime of the survivor. As is the case under option 1, there is no guaranteed number of payments. Payments end upon the death of the last surviving party, regardless of the number of payments received.

(3) LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the annuitant. If the annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the annuitant at the time the annuity payment option was elected.

     The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum. The present value will be computed as of the date Nationwide receives the notice of the annuitant's death.

Not all of the annuity payment options may be available in all states. Contract owners may request other options before the annuitization date. These options are subject to Nationwide's approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected. Qualified Contracts, IRAs, SEP IRAs, and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.

DEATH BENEFITS

DEATH OF CONTRACT OWNER - NON-QUALIFIED CONTRACTS

If the contract owner who is not the annuitant dies before the annuitization date, the joint owner becomes the contract owner. If no joint owner is named, the contingent owner becomes the contract owner. If no contingent owner is named, the last surviving contract owner's estate becomes the contract owner.

If the contract owner and annuitant are the same, and the contact owner/annuitant dies before the annuitization date, the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

For contracts issued on or after January 19, 1985, distributions under Non-Qualified Contracts will be made pursuant to the "Required Distributions for Non-Qualified Contracts" provision.

DEATH OF ANNUITANT - NON-QUALIFIED CONTRACTS

If the annuitant who is not the contract owner dies before the annuitization date, a death benefit is payable to the beneficiary unless a contingent annuitant is named. If a contingent annuitant is named, the contingent annuitant becomes the annuitant and no death benefit is payable.

The beneficiary may elect to receive the death benefit:

   (1) in a lump sum;

   (2) as an annuity; or

   (3) in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the annuitant's death.

If no beneficiaries survive the annuitant, the contingent beneficiary(ies) receives the death benefit. Contingent beneficiaries will share the death benefit equally, unless otherwise specified.

If no beneficiaries or contingent beneficiaries survive the annuitant, the contract owner or the last surviving contract owner's estate will receive the death benefit.

If the annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH OF CONTRACT OWNER/ANNUITANT

If a contract owner who is also the annuitant dies before the annuitization date, a death benefit is payable according to the "Death of the Annuitant - Non-Qualified Contracts" provision.

If the contract owner/annuitant dies after the annuitization date, any benefit that may be payable will be paid according to the selected annuity payment option.

DEATH BENEFIT PAYMENT

The death benefit value is determined as of the date Nationwide receives:

   (1) proper proof of the annuitant's death;

   (2) an election specifying the distribution method; and

   (3) any state required form(s).

If the annuitant dies before the annuitization date, the death benefit will be the greatest of:

   (1) the total of all purchase payments, less any amounts surrendered; or

   (2) the contract value.

However, if the annuitization date is deferred beyond the annuitant's 75th birthday, the death benefit will be the contract value.

REQUIRED DISTRIBUTIONS

Any distribution paid that is NOT due to payment of the death benefit may be subject to a CDSC.


The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Please consult a qualified tax or financial adviser for more specific required distribution information.

REQUIRED DISTRIBUTIONS - GENERAL INFORMATION

In general, a beneficiary is an entity or person that the contract owner designates to receive death proceeds upon the contract owner's death. The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from Non-Qualified Contracts after the death of the contract owner. A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined pursuant to Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A 7.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death. For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until December 31 of the year following the contract owner's death. If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

REQUIRED DISTRIBUTIONS FOR NON-QUALIFIED CONTRACTS

Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:

    (1) If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

    (2) If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:

        (a) any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

        (b) if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.

In the event that the contract owner is NOT a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

      (a) the death of the annuitant will be treated as the death of a contract owner;

      (b) any change of annuitant will be treated as the death of a contract owner; and

      (c) in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.

The designated beneficiary must elect a method of distribution and notify Nationwide of this election within 60 days of the contract owner's death.

REQUIRED DISTRIBUTIONS FOR TAX SHELTERED ANNUITIES, INDIVIDUAL RETIREMENT ANNUITIES AND SEP IRAS

Distributions from a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2. Distributions may be paid in a lump sum or in substantially equal payments over:

    (a) the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or

    (b) a period not longer than the period determined under the table in Proposed Treasury Regulation 1.401(a)(9)-5, Q&A4, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Proposed Treasury Regulation 1.401(a)(9)-5, Q&A7.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For Individual Retirement Annuities and SEP IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Individual Retirement Annuity or SEP IRA of the contract owner.

If the contract owner's entire interest in a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date. The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70 1/2.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

    (a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

    (b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

    (c) if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner's death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, Individual Retirement Annuity or SEP IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

    (a) if the designated beneficiary is the contract owner's spouse, the applicable distribution period is the surviving spouse's remaining life expectancy using the surviving spouse's birthday for each distribution calendar year after the calendar year of the contract owner's death. For calendar years after the death of the contract owner's surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse's age in the calendar year of the spouse's death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse's death;

(b) if the designated beneficiary is not the contract owner's surviving spouse, the applicable distribution period is the designated beneficiary's remaining life expectancy using the designated beneficiary's birthday in the calendar year immediately following the calendar year of the contract owner's death, reduced by one for each calendar year that elapsed thereafter; and

(c) if there is no designated beneficiary, the applicable distribution period is the contract owner's remaining life expectancy using the contract owner's birthday in the calendar year of the contract owner's death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For Individual Retirement Annuities and SEP IRAs, a portion of each distribution will be included in the recipient's gross income and taxed at ordinary income tax rates. The portion of a distribution which is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an Individual Retirement Annuity or SEP IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all Individual Retirement Annuities or SEP IRAs.


FEDERAL TAX CONSIDERATIONS

FEDERAL INCOME TAXES

The tax consequences of purchasing a contract described in this prospectus will depend on:

-  the type of contract purchased;

-  the purposes for which the contract is purchased; and

- the personal circumstances of individual investors having interests in the contracts.

See "Synopsis of the Contracts" for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Annuity contracts are often purchased with the expectation that investment earnings will be taxable only upon withdrawal from the contract (tax-deferral). In some cases, tax-deferral may apply as a result of the type of contract purchased. In other cases, tax-deferral may apply, but only as a result of the contract being purchased by certain tax qualified or tax advantaged plans - such plans are typically permitted to purchase other investments besides annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:

-  IRAs;

-  SEP IRAs;

-  Tax Sheltered Annuities; and

-  "Non-Qualified Annuities."

IRAs and SEP IRAs

Distributions from IRAs and SEP IRAs are generally taxed when received. If any of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-  made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-  used for qualified higher education expenses; or

- used for expenses attributable to the purchase of a home for a qualified first-time buyer.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received. A portion of each distribution is excludable from income based on a formula established pursuant to the Internal Revenue Code. The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered. Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59 1/2 years, the income is subject to both the regular income tax and an additional penalty tax of 10%. The penalty tax can be avoided if the distribution is:

-  made to a beneficiary on or after the death of the owner;

- attributable to the owner becoming disabled (as defined in the Internal Revenue Code);

- part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

-  for qualified higher education expenses;

- used for expenses attributable to the purchase of a home for a qualified first-time buyer; or

- made to the owner after separation from service with his or her employer after age 55.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged; or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

In determining the taxable amount of a distribution, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the annuitization date are treated first as a recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59 1/2. The amount of the penalty is 10% of the portion of any distribution that is includible in gross income. The penalty tax does not apply if the distribution is:

-  the result of a contract owner's death;

- the result of a contract owner's disability (as defined in the Internal Revenue Code);

- one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

-  is allocable to an investment in the contract before August 14, 1982.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of Non-Qualified Contracts owned by individuals. Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts. A contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would cause the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural person rules also do not apply to contracts that are:

   - acquired by the estate of a decedent by reason of the death of the decedent;

   - issued in connection with certain qualified retirement plans and individual retirement plans;

   - purchased by an employer upon the termination of certain qualified retirement plans;


   - immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.


WITHHOLDING

Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

-  the distribution is made directly to another Tax Sheltered Annuity or an IRA;
   or

- the distribution satisfies the minimum distribution requirements imposed by the Internal Revenue Code.

In addition, under some circumstances, the Internal Revenue Code will not permit contract owners to waive withholding. Such circumstances include:

- if the payee does not provide Nationwide with a taxpayer identification number; or

- if Nationwide receives notice from the Internal Revenue Services that the taxpayer identification number furnished by the payee is incorrect.


If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding. The mandatory back-up withholding rate is established by Section 3406 of the Internal Revenue Code and is applied against the amount of income that is distributed.


NON-RESIDENT ALIENS

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:

   (1) provide Nationwide with proof of residency and citizenship (in accordance with Internal Revenue Service requirements); and

   (2) provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another way to avoid the 30% withholding is for the non-resident alien to provide Nationwide with sufficient evidence that:

   (1) the distribution is connected to the non-resident alien's conduct of business in the United States; and

   (2) the distribution is includible in the non-resident alien's gross income for United States federal income tax purposes.

Note that these distributions may be subject to back-up withholding, currently 31%, if a correct taxpayer identification number is not provided.

FEDERAL ESTATE, GIFT, AND GENERATION SKIPPING TRANSFER TAXES

The following transfers may be considered a gift for federal gift tax purposes:

   -  a transfer of the contract from one contract owner to another; or

   -  a distribution to someone other than a contract owner.

Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

   (a) an individual who is two or more generations younger than the contract owner; or

   (b) certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose ONLY, "contract owner" refers to any person:

- who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

- who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

CHARGE FOR TAX

Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.



DIVERSIFICATION

Internal Revenue Code Section 817(h) contains rules on diversification requirements for variable annuity contracts. A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

   -  the failure to diversify was accidental;

   -  the failure is corrected; and

   -  a fine is paid to the Internal Revenue Service.

The amount of the fine will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract. Nationwide believes that the investments underlying this contract meet these diversification requirements.

TAX CHANGES

The foregoing tax information is based on Nationwide's understanding of federal tax laws. It is NOT intended as tax advice. All information is subject to change without notice. You should consult with your personal tax and/or financial adviser for more information.


In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted. EGTRRA made numerous changes to the Internal Revenue Code, including the following:

   -  generally lowering federal income tax rates;

   - increasing the amounts that may be contributed to various retirement plans, such as IRAs, Tax Sheltered Annuities and Qualified Plans;

   - increasing the portability of various retirement plans by permitting IRAs, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

   -  eliminating and/or reducing the highest federal estate tax rates;

   -  increasing the estate tax credit; and

   -  for persons dying after 2009, repealing the estate tax.

All of the changes resulting from EGTRRA are scheduled to "sunset," or become ineffective, after

December 31, 2010 unless they are extended by additional legislation. If changes resulting from EGTRRA are not extended, beginning January 1, 2011, the Internal Revenue Code will be restored to its pre-EGTRRA form. This creates uncertainty as to future tax requirements and implications. Please consult a qualified tax or financial adviser for further information relating to EGTRRA and other tax issues.


STATEMENTS AND REPORTS

Nationwide will mail contract owners statements and reports. Therefore, contract owners should promptly notify Nationwide of any address change.

These mailings will contain:

   -  statements showing the contract's quarterly activity;

   - confirmation statements showing transactions that affect the contract's value. Confirmation statements will not be sent for recurring transactions (i.e., dollar cost averaging or salary reduction programs). Instead, confirmation of recurring transactions will appear in the contract's quarterly statements;

   - semi-annual reports as of June 30 containing financial statements for the variable account; and

   - annual reports as of December 31 containing financial statements for the variable account.

Contract owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.


On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from Nationwide which invested in mutual funds that were offered by separate mutual fund companies; that Nationwide was a fiduciary under ERISA and that Nationwide breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by Nationwide; and that Nationwide violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by Nationwide and other unspecified compensatory damages. On November 15, 2001, Nationwide filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to Nationwide's motion to dismiss the amended complaint. On February 22, 2002,

Nationwide filed a reply in support of its motion to dismiss. The class has not been certified. Nationwide intends to defend this lawsuit vigorously.


There can be no assurance that any such litigation will not have a material adverse effect on Nationwide in the future.

The general distributor, Clarendon Insurance Agency, Inc., is not engaged in any litigation of any material nature.

ADVERTISING


A "yield" and "effective yield" may be advertised for the GVIT Gartmore GVIT Money Market Fund: Class I. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the GVIT Gartmore GVIT Money Market Fund: Class I's units. Yield is an annualized figure, which means that it is assumed that the GVIT Gartmore GVIT Money Market Fund: Class I generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect.


Nationwide may advertise the performance of a sub-account in relation to the performance of other variable annuity sub-accounts, underlying mutual fund options with similar or different objectives, or the investment industry as a whole. Other investments to which the sub-accounts may be compared include, but are not limited to:

   -  precious metals;
   -  real estate;
   -  stocks and bonds;
   -  closed-end funds;
   -  bank money market deposit accounts and passbook savings;
   -  CDs; and
   -  the Consumer Price Index.

Market Indexes

The sub-accounts will be compared to certain market indexes, such as:

   -  S&P 500;
   -  Shearson/Lehman Intermediate Government/Corporate Bond Index;
   -  Shearson/Lehman Long-Term Government/Corporate Bond Index;
   -  Donoghue Money Fund Average;
   -  U.S. Treasury Note Index;
   -  Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and
   -  Dow Jones Industrial Average.

Tracking & Rating Services; Publications

Nationwide's rankings and ratings are sometimes published by other services, such as:

   -  Lipper Analytical Services, Inc.;
   -  CDA/Wiesenberger;
   -  Morningstar;
   -  Donoghue's;
   -  magazines such as:
      -  Money;
      -  Forbes;
      -  Kiplinger's Personal Finance Magazine;
      -  Financial World;
      -  Consumer Reports;
      -  Business Week;
      -  Time;
      -  Newsweek;
      -  National Underwriter;
      -  U.S. News and World Report;
   -  LIMRA;
   -  Value;
   -  Best's Agent Guide;
   -  Western Annuity Guide;
   -  Comparative Annuity Reports;
   -  Wall Street Journal;
   -  Barron's;
   -  Investor's Daily;
   -  Standard & Poor's Outlook; and
   -  Variable Annuity Research & Data Service (The VARDS Report).

These rating services and publications rank the underlying mutual funds' performance against other funds. These rankings may or may not include the effects of sales charges or other fees.

Financial Rating Services

Nationwide is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. Nationwide may advertise these ratings. These ratings reflect Nationwide's financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the variable account.

Some Nationwide advertisements and endorsements may include lists of organizations, individuals or other parties that recommend Nationwide or the contract. Furthermore, Nationwide may occasionally advertise comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Historical Performance of the Sub-Accounts


Nationwide will advertise historical performance of the sub-accounts. Nationwide may advertise the sub-account's standardized average annual total return ("standardized return") calculated in a manner prescribed by the SEC, and non-standardized total return ("non-standardized return").

Standardized return shows the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been available in the variable account if it has not been available for one of the prescribed periods). This calculation reflects the 8 Year CDSC Option schedule and variable account charges of 1.30%. Standardized return does not reflect the deduction of state premium taxes, which may be imposed by certain states.

Non-standardized return is calculated similarly to standardized return except non-standardized return assumes an initial investment of $10,000, variable account charges of 1.30% and no CDSC. An assumed initial investment of $10,000 is used because that amount more accurately reflects the average contract size.

Both methods of calculation reflect total return for the most recent one, five and ten year periods (or for a period covering the time the underlying mutual fund has been in existence). For those underlying mutual funds which have not been available for one of the prescribed periods, the non-standardized total return illustrations will show the investment performance the underlying mutual funds would have achieved had they been available in the variable account for one of the periods. If the underlying mutual fund has been available in the variable account for less than one year (or if the underlying mutual fund has been effective for less than one year) standardized and non-standardized performance is not annualized.

The standardized average annual total return and non-standardized total return quotations are calculated using underlying mutual fund expense data for the period ended December 31, 2001. However, Nationwide generally provides performance information more frequently. Information relating to performance of the sub-accounts is based on historical earnings and does not represent or guarantee future results.



            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
                                                                          PAGE
General Information and History..............................................1
Services.....................................................................1
Purchase of Securities Being Offered.........................................1
Underwriters.................................................................2
Calculations of Yield Quotations of Money Market Sub-Accounts................2
Annuity Payments.............................................................2
Financial Statements.........................................................3

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS

The underlying mutual funds listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.


There is no guarantee that the investment objectives will be met.


GARTMORE VARIABLE INSURANCE TRUST
Gartmore Variable Insurance Trust ("GVIT") is an open-end management investment company created under the laws of Massachusetts. GVIT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of GVIT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of GVIT are managed by Gartmore Mutual Fund Capital Trust ("GMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

    GARTMORE GVIT MONEY MARKET FUND: CLASS I

    Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high-quality money market obligations maturing in 397 days or less.


MASSACHUSETTS INVESTORS GROWTH STOCK FUND:
CLASS A

Investment Objective: To provide long-term growth of capital and future income rather than current income return. To achieve this objective, it is the policy of the Fund to keep its assets invested, except for working cash balances, in the common stocks, or securities convertible into common stocks, of companies believed by the management to possess better-than-average prospects for long-term growth. Emphasis is placed on the selection of progressive, well-managed companies. The Fund's investment adviser is Massachusetts Financial Service Company.

MASSACHUSETTS INVESTORS TRUST: CLASS A

Investment Objective: To provide reasonable current income and long-term growth of capital and income. The Fund is believed to constitute a conservative medium for that portion of an investor's capital which he wishes to have invested in common stocks considered to be high or improving investment quality. The Fund's investment adviser is Massachusetts Financial Service Company.

MFS(R) BOND FUND: CLASS A

Investment Objective: To provide a high level of current income for distribution to investors as is believed to be consistent with prudent investment risk. An additional objective is to seek protection of investor's capital. The Fund's investment adviser is Massachusetts Financial Service Company.

MFS(R) EMERGING GROWTH FUND: CLASS A

Investment Objective: To seek long-term growth of capital. The selection of securities is made solely on the basis of potential for growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the investment objective of long-term growth of capital. The Fund's investment adviser is Massachusetts Financial Service Company.

The contract owner may allocate to the Fund purchase payments (or contract value attributable to purchase payments) made on or after January 1, 1981.

MFS(R) GROWTH OPPORTUNITIES FUND: CLASS A

Investment Objective: To seek growth of capital. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend income, if any, is incidental to the objective of growth capital. The Fund's investment adviser is Massachusetts Financial Service Company.

MFS(R) HIGH INCOME FUND: CLASS A

Investment Objective: To seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. Securities offering the high current income sought by the Fund are ordinarily in the lower rating categories of recognized rating agencies or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. Capital growth is a consideration incidental to the investment objective of high current income. The Fund's investment adviser is Massachusetts Financial Service Company.

MFS(R) RESEARCH FUND: CLASS A

Investment Objective: To provide long-term growth of capital and future income. As a secondary objective the Fund will attempt to provide more current dividend income than is normally obtainable from a portfolio of growth stocks only. The Fund's investment adviser is Massachusetts Financial Service Company.

MFS SERIES TRUST IV - MFS(R) MONEY MARKET FUND

Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. The Fund intends to invest in money market instruments, including United States government securities, obligations of the larger banks, prime commercial paper and high-grade, short-term corporate obligations. The Fund's investment adviser is Massachusetts Financial Service Company.


MFS(R) STRATEGIC INCOME FUND: CLASS A

Investment Objective: High current income by investing in fixed income securities. The Fund's secondary objective is to provide significant capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in fixed income securities. Massachusetts Financial Services Company is the Fund's investment adviser.


MFS(R) TOTAL RETURN FUND: CLASS A

Investment Objective: To obtain above-average income consistent with what management believes to be prudent employment of capital. While current income is the primary objective, the Fund believes that there also should be a reasonable opportunity for growth of capital and income, since many securities offering a better-than-average yield may possess growth potential. The Fund's investment adviser is Massachusetts Financial Service Company.

APPENDIX B: CONDENSED FINANCIAL INFORMATION



UNDERLYING MUTUAL FUND  ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF          YEAR
                        VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                        BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                        PERIOD                                                      PERIOD
----------------------- -----------------   -----------------   -----------------   ------------------ ----
GVIT Gartmore GVIT          26.635917         27.235006             2.25%                  17,171      2001
Money Market Fund:          25.451018         26.635917             4.66%                  16,534      2000
Class I - QS**              24.593912         25.451018             3.49%                  20,531      1999
                            23.669908         24.593912             3.90%                  32,830      1998
                            22.783414         23.669908             3.89%                  41,782      1997
                            21.961256         22.783414             3.74%                  55,730      1996
                            21.058716         21.961256             4.29%                  60,928      1995
                            20.538004         21.058716             2.54%                  72,621      1994
                            20.250996         20.538004             1.42%                  98,132      1993
                            19.842272         20.250996             2.06%                 126,024      1992
                            18.996144         19.842272             4.45%                 148,883      1991

GVIT Gartmore GVIT          26.653239         27.252720             2.25%                  21,487      2001
Money Market Fund:          25.467570         26.653239             4.66%                  20,782      2000
Class I - NQS**             24.609906         25.467570             3.49%                  22,201      1999
                            23.685302         24.609906             3.90%                  22,624      1998
                            22.798231         23.685302             3.89%                  26,117      1997
                            21.975540         22.798231             3.74%                  32,499      1996
                            21.072414         21.975540             4.29%                  36,289      1995
                            20.551361         21.072414             2.54%                  41,143      1994
                            20.264167         20.551361            -0.44%                  57,208      1993
                            19.855177         20.264167             3.96%                  63,453      1992
                            19.008499         19.855177             4.45%                  71,910      1991

Massachusetts Investors    317.729161        236.537031           -25.55%                       0      2001
Growth Stock Fund:         345.910511        317.729161            -8.15%                       0      2000
Class A - Q                251.811030        345.910511            37.37%                       0      1999
                           181.683346        251.811030            38.60%                       0      1998
                           123.869113        181.683346            46.65%                       0      1997
                           101.860531        123.869113            21.61%                       0      1996
                            80.166185        101.860531            27.06%                       0      1995
                            86.815888         80.166185            -7.66%                       0      1994
                            76.611479         86.815888            13.32%                       0      1993
                            72.701980         76.611479             5.38%                     582      1992
                            49.712553         72.701980            46.24%                     583      1991



**The 7-day yield on the GVIT Gartmore GVIT Market Fund: Class I as of December
  31, 2001, was -0.03%.


UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF        YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
---------------------------  -----------------   ------------------  -----------------   ---------------- ------
Massachusetts Investors        242.802557        180.757083           -25.55%                      22      2001
Growth Stock Fund:             264.338201        242.802557            -8.15%                     283      2000
Class A - NQ                   192.429178        264.338201            37.37%                     706      1999
                               138.838952        192.429178            38.60%                     825      1998
                                94.658415        138.838952            46.67%                     850      1997
                                77.839871         94.658415            21.61%                     498      1996
                                61.261465         77.839871            27.06%                   1,043      1995
                                66.343035         61.261465            -7.66%                   1,043      1994
                                58.545028         66.343035            13.32%                   2,615      1993
                                55.557463         58.545028             5.38%                   2,874      1992
                                37.989389         55.557463            46.24%                   3,000      1991

Massachusetts Investors        253.861108        188.412415           -25.78%                 219,673      2001
Growth Stock Fund:             277.213327        253.861108            -8.42%                 264,430      2000
Class A - QS                   202.414393        277.213327            36.95%                 281,457      1999
                               146.486721        202.414393            38.18%                 280,157      1998
                               100.175691        146.486721            46.23%                 289,531      1997
                                82.628565        100.175691            21.24%                 297,134      1996
                                65.227303         82.628565            26.68%                 333,893      1995
                                70.852048         65.227303            -7.94%                 375,617      1994
                                62.713932         70.852048            12.98%                 411,227      1993
                                59.694705         62.713932             5.06%                 450,956      1992
                                40.942088         59.694705            45.80%                 472,708      1991

Massachusetts Investors        215.414123        159.877572           -25.78%                  68,068      2001
Growth Stock Fund:             235.229678        215.414123            -8.42%                  92,890      2000
Class A - NQS                  171.758959        235.229678            36.95%                  98,328      1999
                               124.301472        171.758959            38.18%                  95,701      1998
                                85.004193        124.301472            46.23%                  88,204      1997
                                70.114570         85.004193            21.24%                  86,801      1996
                                55.348697         70.114570            26.68%                 102,114      1995
                                60.121583         55.348697            -7.94%                 116,628      1994
                                53.215976         60.121583            12.98%                 132,123      1993
                                50.654002         53.215976             5.06%                 154,986      1992
                                34.741451         50.654002            45.80%                 119,500      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF        YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
Massachusetts Investors        234.665902        174.165990           -25.78%                   3,973      2001
Growth Stock Fund:             256.252391        234.665902            -8.42%                   4,035      2000
Class A - NQS                  187.109241        256.252391            36.95%                   3,994      1999
(81-225)                       135.410415        187.109241            38.18%                   3,999      1998
                                92.601102        135.410415            46.23%                   4,090      1997
                                76.380777         92.601102            21.24%                   5,470      1996
                                60.295273         76.380777            26.68%                   5,945      1995
                                65.494712         60.295273            -7.94%                   2,505      1994
                                57.971950         65.494712            12.98%                   3,382      1993
                                55.181022         57.971950             5.06%                   7,430      1992
                                37.846336         55.181022            45.80%                   6,225      1991

Massachusetts Investors        208.725277        173.068222           -17.08%                       0      2001
Trust: Class A - Q             211.541786        208.725277            -1.33%                       0      2000
                               199.782164        211.541786             5.89%                       0      1999
                               164.129808        199.782164            21.72%                       0      1998
                               125.889283        164.129808            30.38%                      16      1997
                               101.007177        125.889283            24.63%                      16      1996
                                73.217470        101.007177            37.96%                      16      1995
                                74.716077         73.217470            -2.01%                      17      1994
                                68.591640         74.716077             8.93%                      17      1993
                                64.520969         68.591640             6.31%                      17      1992
                                51.047405         64.520969            26.39%                      17      1991

Massachusetts Investors        196.959680        163.312578           -17.08%                       0      2001
Trust: Class A - NQ            199.617423        196.959680            -1.33%                       0      2000
                               188.520679        199.617423             5.89%                     289      1999
                               154.878002        188.520679            21.72%                     289      1998
                               118.793035        154.878002            30.38%                     289      1997
                                95.313498        118.793035            24.63%                       0      1996
                                69.090265         95.313498            37.96%                       0      1995
                                70.504398         69.090265            -2.01%                       0      1994
                                64.725197         70.504398             8.93%                      33      1993
                                60.883987         64.725197             6.31%                      33      1992
                                48.169920         60.883987            26.39%                       0      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
Massachusetts Investors        165.490844        136.800938           -17.34%                 159,971      2001
Trust: Class A - QS            168.230713        165.490844            -1.63%                 181,190      2000
                               159.361559        168.230713             5.57%                 235,642      1999
                               131.320106        159.361559            21.35%                 278,446      1998
                               101.029680        131.320106            29.98%                 312,848      1997
                                81.308640        101.029680            24.25%                 331,572      1996
                                59.116939         81.308640            37.54%                 350,277      1995
                                60.509797         59.116939            -2.30%                 373,587      1994
                                55.718475         60.509797             8.60%                 402,085      1993
                                52.571200         55.718475             5.99%                 438,578      1992
                                41.719131         52.571200            26.01%                 470,627      1991

Massachusetts Investors        148.485046        122.743311           -17.34%                  49,525      2001
Trust: Class A - NQS           150.943364        148.485046            -1.63%                  54,802      2000
                               142.985600        150.943364             5.57%                  63,779      1999
                               117.825672        142.985600            21.35%                  83,119      1998
                                90.647891        117.825672            29.98%                 103,123      1997
                                72.953374         90.647891            24.25%                  96,073      1996
                                53.042089         72.953374            37.54%                 100,239      1995
                                54.291825         53.042089            -2.30%                  87,519      1994
                                49.992851         54.291825             8.60%                  95,048      1993
                                47.168983         49.992851             5.99%                 107,558      1992
                                37.432067         47.168983            26.01%                 390,819      1991

Massachusetts Investors        157.750647        130.402601           -17.34%                     943      2001
Trust: Class A - NQS           160.362369        157.750647            -1.63%                     981      2000
(81-225)                       151.908034        160.362369             5.57%                     982      1999
                               125.178102        151.908034            21.35%                   1,004      1998
                                96.304396        125.178102            29.98%                   1,827      1997
                                77.505736         96.304396            24.25%                   2,037      1996
                                56.351973         77.505736            37.54%                   2,696      1995
                                57.679687         56.351973            -2.30%                   4,013      1994
                                53.112457         57.679687             8.60%                   7,320      1993
                                50.112374         53.112457             5.99%                   8,418      1992
                                39.767862         50.112374            26.01%                   8,657      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Bond Fund: Class A       58.605865         62.528480             6.69%                       0      2001
- Q                             54.419210         58.605865             7.69%                       0      2000
                                56.075022         54.419210            -2.95%                       0      1999
                                54.216028         56.075022             3.43%                       0      1998
                                49.627094         54.216028             9.25%                       0      1997
                                48.229836         49.627094             2.90%                       0      1996
                                40.103391         48.229836            20.26%                       0      1995
                                42.399834         40.103391            -5.42%                     254      1994
                                37.614804         42.399834            12.72%                     255      1993
                                35.745806         37.614804             5.23%                     255      1992
                                30.588668         35.745806            16.86%                     256      1991

MFS(R) Bond Fund: Class A       61.878057         66.019681             6.69%                      55      2001
- NQ                            57.457644         61.878057             7.69%                      55      2000
                                59.205904         57.457644            -2.95%                      56      1999
                                57.243116         59.205904             3.43%                     342      1998
                                52.397975         57.243116             9.25%                     595      1997
                                50.922705         52.397975             2.90%                   3,321      1996
                                42.342529         50.922705            20.26%                     596      1995
                                44.767184         42.342529            -5.42%                     450      1994
                                39.714988         44.767184            12.72%                   1,068      1993
                                37.741633         39.714988             5.23%                   1,400      1992
                                32.296567         37.741633            16.86%                   2,161      1991

MFS(R) Bond Fund: Class A       52.431142         55.770083             6.37%                 231,830      2001
- QS                            48.832757         52.431142             7.37%                 236,802      2000
                                50.471558         48.832757            -3.25%                 296,161      1999
                                48.946623         50.471558             3.12%                 402,734      1998
                                44.939826         48.946623             8.92%                 453,678      1997
                                43.808005         44.939826             2.58%                 509,516      1996
                                36.536936         43.808005            19.90%                 613,426      1995
                                38.746280         36.536936            -5.70%                 715,452      1994
                                34.477915         38.746280            12.38%                 873,520      1993
                                32.864457         34.477915             4.91%               1,019,209      1992
                                28.208302         32.864457            16.51%               1,231,635      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF          YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Bond Fund: Class A       52.388302         55.724510             6.37%                 113,477      2001
- NQS                           48.792845         52.388302             7.37%                 118,772      2000
                                50.430297         48.792845            -3.25%                 124,805      1999
                                48.906597         50.430297             3.12%                 144,138      1998
                                44.903088         48.906597             8.92%                 147,342      1997
                                43.772192         44.903088             2.58%                 208,403      1996
                                36.507070         43.772192            19.90%                 267,129      1995
                                38.714601         36.507070            -5.70%                 278,445      1994
                                34.449725         38.714601            12.38%                 341,506      1993
                                32.837584         34.449725             4.91%                 395,096      1992
                                28.185248         32.837584            16.51%                 416,135      1991

MFS(R) Bond Fund: Class A       52.593159         55.924416             6.37%                     780      2001
- NQS                           48.983649         52.593159             7.37%                     782      2000
(81-225)                        50.627514         48.983649            -3.25%                     784      1999
                                49.097863         50.627514             3.12%                     786      1998
                                45.078692         49.097863             8.92%                     789      1997
                                43.943375         45.078692             2.58%                   1,597      1996
                                36.649839         43.943375            19.90%                   4,145      1995
                                38.865999         36.649839            -5.70%                   4,892      1994
                                34.584435         38.865999            12.38%                  10,550      1993
                                32.965982         34.584435             4.91%                  10,644      1992
                                28.295444         32.965982            16.51%                  13,375      1991

MFS(R) Emerging Growth          54.694222         40.042529           -26.79%                 250,482      2001
Fund: Class A - QS              74.260820         54.694222           -26.35%                 292,044      2000
                                50.131190         74.260820            48.13%                 276,955      1999
                                40.798757         50.131190            22.87%                 320,469      1998
                                34.264981         40.798757            19.07%                 385,073      1997
                                30.247061         34.264981            13.28%                 437,204      1996
                                21.706658         30.247061            39.34%                 424,049      1995
                                20.977470         21.706658             3.48%                 400,564      1994
                                16.755110         20.977490            25.20%                 285,804      1993
                                15.782125         16.755110             6.17%                 288,500      1992
                                 9.396802         15.782125            67.95%                 222,326      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF            YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Emerging Growth          54.694222         40.042529           -26.79%                      62      2001
Fund: Class A - NQS             74.260820         54.694222           -26.35%                      62      2000
(81-225)                        50.131190         74.260820            48.13%                       0      1999
                                40.798757         50.131190            22.87%                     779      1998
                                34.264981         40.798757            19.07%                     674      1997
                                30.247061         34.264981            13.28%                     675      1996
                                21.706658         30.247061            39.34%                     474      1995
                                20.977490         21.706658             3.48%                     474      1994
                                16.755110         20.977490            25.20%                   1,237      1993
                                15.782125         16.755110             6.17%                     762      1992
                                 9.396802         15.782125            67.95%                   1,140      1991

MFS(R) Growth                  306.182188        228.325482           -25.43%                       0      2001
Opportunities Fund:            348.647800        306.182188           -12.18%                       0      2000
Class A - Q                    265.137821        348.647800            31.50%                       0      1999
                               207.334157        265.137821            27.88%                       0      1998
                               169.873726        207.334157            22.05%                       0      1997
                               140.810582        169.873726            20.64%                       0      1996
                               105.450698        140.810582            33.15%                       0      1995
                               111.450698        105.450698            -5.11%                       0      1994
                                96.886717        111.450698            15.03%                       0      1993
                                90.866062         96.886717             6.63%                      59      1992
                                74.980776         90.866062            21.19%                      60      1991

MFS(R) Growth                  225.168447        167.912098           -25.43%                     553      2001
Opportunities Fund:            256.397950        225.168447           -12.18%                     902      2000
Class A - NQ                   194.984157        256.397950            31.50%                   1,102      1999
                               152.474948        194.984157            27.88%                     830      1998
                               124.926291        152.474948            22.05%                   1,008      1997
                               103.553065        124.926291            20.64%                   2,724      1996
                                77.773322        103.553065            33.15%                   2,642      1995
                                81.961605         77.773322            -5.11%                   2,807      1994
                                71.251149         81.961605            15.03%                   2,923      1993
                                66.823526         71.251149             6.63%                   3,217      1992
                                55.141372         66.823526            21.19%                   3,285      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Growth                  206.878418        153.801454           -25.66%                 415,059      2001
Opportunities Fund:            236.283783        206.878418           -12.44%                 466,347      2000
Class A - QS                   180.233377        236.283783            31.10%                 540,025      1999
                               141.368069        180.233377            27.49%                 633,469      1998
                               116.177967        141.368069            21.68%                 732,936      1997
                                96.595726        116.177967            20.27%                 822,246      1996
                                72.767772         96.595725            32.75%                 920,477      1995
                                76.918993         72.767772            -5.40%               1,029,309      1994
                                67.070484         76.918993            14.68%               1,187,377      1993
                                63.094003         67.070484             6.30%               1,351,519      1992
                                52.221717         63.094003            20.82%               1,533,160      1991

MFS(R) Growth                  175.731410        130.645556           -25.66%                  84,891      2001
Opportunities Fund:            200.709590        175.731410           -12.44%                 103,204      2000
Class A - NQS                  153.097965        200.709590            31.10%                 114,789      1999
                               120.084102        153.097965            27.49%                 152,136      1998
                                98.686554        120.084102            21.68%                 172,812      1997
                                82.052560         98.686554            20.27%                 182,479      1996
                                61.812074         82.052560            32.75%                 206,611      1995
                                65.338300         61.812074            -5.40%                 214,829      1994
                                56.972537         65.338300            14.68%                 241,558      1993
                                53.594751         56.972537             6.30%                 284,420      1992
                                44.359372         53.594751            20.82%                 319,081      1991

MFS(R) Growth                  193.899831        144.152668           -25.66%                   8,431      2001
Opportunities Fund:            221.460448        193.899831           -12.44%                   9,038      2000
Class A - NQS                  168.926385        221.460448            31.10%                   9,598      1999
(81-225)                       132.499304        168.926385            27.49%                  11,929      1998
                               108.889502        132.499304            21.68%                  12,840      1997
                                90.535764        108.889502            20.27%                  14,732      1996
                                68.202665         90.535764            32.75%                  15,064      1995
                                72.093454         68.202665            -5.40%                  16,083      1994
                                62.862782         72.093454            14.68%                  20,590      1993
                                59.135771         62.862782             6.30%                  23,039      1992
                                48.945558         59.135771            20.82%                  26,387      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) High Income Fund:        69.799109         69.975335             0.23%                       0      2001
Class A - Q                     75.842999         69.799109            -7.97%                       0      2000
                                71.596334         75.842999             5.93%                       0      1999
                                71.581692         71.596334             0.02%                       0      1998
                                64.068571         71.581692            11.73%                       0      1997
                                57.498253         64.068571            11.43%                       0      1996
                                49.574586         57.498253            15.98%                       0      1995
                                51.425517         49.574586            -3.60%                       0      1994
                                43.507773         51.425517            18.20%                       0      1993
                                37.547955         43.507773            15.87%                       0      1992
                                25.471529         37.547955            47.41%                       0      1991

MFS(R) High Income Fund:        70.251451         70.410701             0.23%                     215      2001
Class A - NQ                    76.334509         70.251451            -7.97%                     217      2000
                                72.060325         76.334509             5.93%                     217      1999
                                72.045586         72.060325             0.02%                     217      1998
                                64.483775         72.045586            11.73%                     358      1997
                                57.870879         64.483775            11.43%                     358      1996
                                49.895862         57.870879            15.98%                     359      1995
                                51.758789         49.895862            -3.60%                     359      1994
                                43.789729         51.758789            18.20%                     721      1993
                                37.791286         43.789729            15.87%                     360      1992
                                25.636591         37.791286            47.41%                     360      1991

MFS(R) High Income Fund:        60.842736         60.794859            -0.08%                 151,772      2001
Class A - QS                    66.310941         60.842736            -8.25%                 166,438      2000
                                62.788270         66.310941             5.61%                 214,222      1999
                                62.966234         62.788270            -0.28%                 279,479      1998
                                56.528677         62.966234            11.39%                 332,136      1997
                                50.886631         56.528677            11.09%                 408,255      1996
                                44.007083         50.886631            15.63%                 488,470      1995
                                45.788518         44.007083            -3.89%                 561,209      1994
                                38.856280         45.788518            17.84%                 709,698      1993
                                33.635599         38.856280            15.52%                 764,118      1992
                                22.886614         33.635599            46.97%                 797,975      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) High Income Fund:        59.919692         59.872541            -0.08%                  78,180      2001
Class A - NQS                   65.304939         59.919692            -8.25%                  88,149      2000
                                61.835712         65.304939             5.61%                  91,528      1999
                                62.010978         61.835712            -0.28%                 119,105      1998
                                55.671087         62.010978            11.39%                 154,453      1997
                                50.114634         55.671087            11.09%                 176,997      1996
                                43.339456         50.114634            15.63%                 188,820      1995
                                45.093866         43.339456            -3.89%                 200,368      1994
                                38.266802         45.093866            17.84%                 252,674      1993
                                33.125330         38.266802            15.52%                 263,452      1992
                                22.539408         33.125330            46.97%                 268,775      1991

MFS(R) High Income Fund:        60.842736         60.794859            -0.08%                   3,613      2001
Class A - NQS                   66.310941         60.842736            -8.25%                   3,616      2000
(81-225)                        62.788270         66.310941             5.61%                   4,190      1999
                                62.966234         62.788270            -0.28%                   4,449      1998
                                56.528677         62.966234            11.39%                   4,996      1997
                                50.886631         56.528677            11.09%                   6,379      1996
                                44.007083         50.886631            15.63%                   6,442      1995
                                45.788518         44.007083            -3.89%                   6,622      1994
                                38.856280         45.788518            17.84%                   9,385      1993
                                33.635599         38.856280            15.52%                   9,545      1992
                                22.886614         33.635599            46.97%                   9,353      1991



MFS(R) Research Fund:          261.025097        202.577770           -22.39%                       0      2001
Class A - Q                    276.393850        261.025097            -5.56%                       0      2000
                               225.478933        276.393850            22.58%                       0      1999
                               185.283325        225.478933            21.69%                       0      1998
                               155.285363        185.283325            19.32%                       0      1997
                               126.019031        155.285363            23.22%                       0      1996
                                91.844201        126.019031            37.21%                       0      1995
                                92.760008         91.844201            -0.99%                       0      1994
                                77.006871         92.760008            20.46%                       0      1993
                                69.993098         77.006871            32.53%                       0      1992
                                53.307836         69.993098            44.46%                       0      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Research Fund:          209.155210        162.322309           -22.39%                       0      2001
Class A - NQ                   221.469939        209.155210            -5.56%                       0      2000
                               180.672640        221.469939            22.58%                     434      1999
                               148.464541        180.672640            21.69%                     390      1998
                               124.427653        148.464541            19.32%                     390      1997
                               100.977005        124.427653            23.22%                     110      1996
                                73.593263        100.977005            37.21%                     599      1995
                                74.327082         73.593263            -0.99%                     599      1994
                                61.704356         74.327082            20.46%                     807      1993
                                56.084333         61.704356            32.53%                     600      1992
                                42.714695         56.084333            44.46%                     660      1991

MFS(R) Research Fund:          204.041714        157.870166           -22.63%                 138,718      2001
Class A - QS                   216.708566        204.041714            -5.85%                 159,948      2000
                               177.325237        216.708566            22.21%                 186,365      1999
                               146.156474        177.325237            21.33%                 225,728      1998
                               122.865333        146.156474            18.96%                 265,836      1997
                               100.013750        122.865333            22.85%                 283,320      1996
                                73.111959        100.013750            36.80%                 270,229      1995
                                74.064821         73.111959            -1.29%                 285,624      1994
                                61.673295         74.064821            20.09%                 262,270      1993
                                56.226647         61.673295             9.69%                 278,528      1992
                                42.952906         56.226647            30.90%                 308,259      1991

MFS(R) Research Fund:          178.285383        137.942100           -22.63%                  45,125      2001
Class A - NQS                 189.3532857        178.285383            -5.85%                  56,126      2000
                               154.941343       189.3532857            22.21%                  62,991      1999
                               127.707031        154.941343            21.33%                  81,260      1998
                               107.355935        127.707031            18.96%                  93,659      1997
                                87.388917        107.355935            22.85%                 105,263      1996
                                63.882963         87.388917            36.80%                 100,973      1995
                                64.715547         63.882963            -1.29%                  97,012      1994
                                53.888228         64.715547            20.09%                  87,152      1993
                                49.129110         53.888228             9.69%                  77,535      1992
                                37.530937         49.129110            30.90%                  81,372      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Research Fund:          201.660027        156.027411           -22.63%                    900      2001
Class A - NQS                  214.179022        201.660027            -5.85%                    900      2000
(81-225)                       175.255390        214.179022            22.21%                  1,216      1999
                               144.450450        175.255390            21.33%                  1,280      1998
                               121.431177        144.450450            18.96%                  1,318      1997
                                98.846334        121.431177            22.85%                  1,676      1996
                                72.258548         98.846334            36.80%                  1,591      1995
                                73.200301         72.258548            -1.29%                  1,727      1994
                                60.953415         73.200301            20.09%                  1,975      1993
                                55.570339         60.953415             9.69%                  1,996      1992
                                42.451540         55.570339            30.90%                  2,041      1991

MFS(R) Series Trust IV -        40.246139         41.376947             2.81%                      0      2001
MFS(R) Money Market Fund        38.386185         40.246139             4.85%                      0      2000
- Q**                           37.041140         38.386185             3.63%                      0      1999
                                35.649000         37.041140             3.91%                      0      1998
                                34.325389         35.649000             3.86%                      0      1997
                                33.101565         34.325389             3.70%                      0      1996
                                31.765828         33.101565             4.20%                      0      1995
                                30.994333         31.765828             2.49%                      0      1994
                                30.575287         30.994333             1.37%                      0      1993
                                29.974326         30.575287             2.00%                      0      1992
                                28.674122         29.974326             4.53%                      0      1991

MFS(R) Series Trust IV -        41.297513         42.398388             2.67%                  1,494      2001
MFS(R) Money Market Fund        39.388969         41.297513             4.85%                  1,494      2000
- NQ**                          38.008785         39.388969             3.63%                  1,494      1999
                                36.580276         38.008785             3.91%                  6,827      1998
                                35.222087         36.580276             3.86%                  6,828      1997
                                33.966291         35.222087             3.70%                  4,058      1996
                                32.595660         33.966291             4.20%                  5,703      1995
                                31.804010         32.595660             2.49%                  8,788      1994
                                31.374016         31.804010             1.37%                 10,894      1993
                                30.757355         31.374016             2.00%                 21,348      1992
                                29.423184         30.757355             4.53%                 22,044      1991




**The 7-day yield on the MFS(R) Series Trust IV - MFS(R) Money Market Fund as of
  December 31, 2001 was 0.29%.


UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION       PERCENT CHANGE IN     NUMBER OF        YEAR
                             VALUE AT            UNIT VALUE AT      ACCUMULATION UNIT     ACCUMULATION
                             BEGINNING OF        END OF PERIOD      VALUE                 UNITS AT END OF
                             PERIOD                                                       PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Series Trust IV -       34.794442          35.613125             2.35%                 617,345      2001
MFS(R) Money Market Fund       33.286752          34.794442             4.53%                 698,413      2000
- QS**                         32.218020          33.286752             3.32%                 836,061      1999
                               31.101395          32.218020             3.59%               1,006,298      1998
                               30.037656          31.101395             3.54%               1,143,756      1997
                               29.055232          30.037656             3.38%               1,343,440      1996
                               27.967294          29.055232             3.89%               1,630,393      1995
                               27.370768          27.967294             2.18%               2,012,165      1994
                               27.082782          27.370768             1.06%               2,386,518      1993
                               26.631168          27.082782             1.70%               3,346,894      1992
                               25.553415          26.631168             4.22%               4,316,381      1991

MFS(R) Series Trust IV -       34.818619          35.637871             2.35%                 377,759      2001
MFS(R)Money Market Fund        33.309883          34.818619             4.53%                 375,712      2000
- NQS**                        32.240409          33.309883             3.32%                 499,340      1999
                               31.123008          32.240409             3.59%                 568,052      1998
                               30.058530          31.123008             3.54%                 556,766      1997
                               29.075421          30.058530             3.38%                 615,505      1996
                               27.986728          29.075421             3.89%                 597,925      1995
                               27.389788          27.986728             2.18%                 823,383      1994
                               27.101602          27.389788             1.06%                 962,484      1993
                               26.649674          27.101602             1.70%               1,251,049      1992
                               25.571172          26.649674             4.22%               1,661,279      1991

MFS(R) Strategic Income        10.000000          10.119915             1.20%                 350,007      2001
Fund: Class A Q/NQ



MFS(R) Total Return Fund:     142.603800         140.287716             -1.62%                      0      2001
Class A - Q                   121.008100         142.603800             17.85%                      0      2000
                              119.502472         121.008100              1.26%                      0      1999
                              108.143295         119.502472             10.50%                      0      1998
                               90.602325         108.143295             19.36%                    131      1997
                               79.840336          90.602325             13.48%                    131      1996
                               63.581031          79.840336             25.57%                    131      1995
                               65.964662          63.581031             -3.61%                    132      1994
                               57.871052          65.964662             13.99%                    132      1993
                               53.108093          57.871052              8.97%                    132      1992
                               44.107591          53.108093             20.41%                    132      1991




**The 7-day yield on the MFS(R) Series Trust IV - MFS(R) Money Market Fund as of
  December 31, 2001 was 0.29%.


UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF         YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITSAT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Total Return Fund:      140.134071        137.858099            -1.62%                       0      2001
Class A - NQ                   118.912382        140.134071            17.85%                       0      2000
                               117.432831        118.912382             1.26%                       0      1999
                               106.270381        117.432831            10.50%                     146      1998
                                89.033201        106.270381            19.36%                       0      1997
                                78.457598         89.033201            13.48%                       0      1996
                                62.479885         78.457598            25.57%                      87      1995
                                64.822235         62.479885            -3.61%                      87      1994
                                56.868802         64.822235            13.99%                     317      1993
                                52.188320         56.868802             8.97%                     712      1992
                                43.343699         52.188320            20.41%                     534      1991

MFS(R) Total Return Fund:      129.147223        126.662587            -1.92%                 256,837      2001
Class A - QS                   109.920643        129.147223            17.49%                 271,352      2000
                               108.882919        109.920643             0.95%                 359,370      1999
                                98.832664        108.882919            10.17%                 465,417      1998
                                83.053566         98.832664            19.00%                 570,631      1997
                                73.411912         83.053566            13.13%                 671,118      1996
                                58.638949         73.411912            25.19%                 782,272      1995
                                61.021714         58.638949            -3.90%                 902,191      1994
                                53.697197         61.021714            13.64%                 998,970      1993
                                49.427627         53.697197             8.64%                 977,013      1992
                                41.175343         49.427627            20.04%                 950,358      1991

MFS(R) Total Return Fund:      125.010205        122.605160            -1.92%                  96,073      2001
Class A - NQS                  106.399516        125.010205            17.49%                  97,604      2000
                               105.395033        106.399516             0.95%                 109,211      1999
                                95.666722        105.395033            10.17%                 127,066      1998
                                80.393080         95.666722            19.00%                 145,316      1997
                                71.060281         80.393080            13.13%                 167,776      1996
                                56.760546         71.060281            25.19%                 199,257      1995
                                59.066983         56.760546            -3.90%                 224,713      1994
                                51.977095         59.066983            13.64%                 272,164      1993
                                47.844295         51.977095             8.64%                 229,777      1992
                                39.856354         47.844295            20.04%                 216,586      1991



UNDERLYING MUTUAL FUND       ACCUMULATION UNIT   ACCUMULATION UNIT   PERCENT CHANGE IN   NUMBER OF          YEAR
                             VALUE AT            VALUE AT END OF     ACCUMULATION UNIT   ACCUMULATION
                             BEGINNING OF        PERIOD              VALUE               UNITS AT END OF
                             PERIOD                                                      PERIOD
------------------------     -----------------   -----------------   -----------------   ----------------- -----
MFS(R) Total Return Fund:      127.890790        125.430326            -1.92%                     632      2001
Class A - NQS                  108.851257        127.890790            17.49%                     797      2000
(81-225)                       107.823630        108.851257             0.95%                   1,014      1999
                                97.871152        107.823630            10.17%                   1,118      1998
                                82.245565         97.871152            19.00%                     805      1997
                                72.697711         82.245565            13.13%                   1,979      1996
                                58.068470         72.697711            25.19%                   1,863      1995
                                60.428053         58.068470            -3.90%                   2,258      1994
                                53.174791         60.428053            13.64%                   3,580      1993
                                48.946754         53.174791             8.64%                   3,681      1992
                                40.774760         48.946754            20.04%                   2,990      1991


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

                   DEFERRED VARIABLE ANNUITY CONTRACTS ISSUED
                BY NATIONWIDE LIFE INSURANCE COMPANY THROUGH ITS
                              MFS VARIABLE ACCOUNT

This Statement of Additional Information is not a prospectus. It contains additional information than set forth in the prospectus and should be read in conjunction with the prospectus dated May 1, 2002. The prospectus may be obtained from Nationwide Life Insurance Company by writing One Nationwide Plaza, RR1-04-F4, Columbus, Ohio 43215, or by calling 1-800-848-7529, TDD 1-800-238-3035.


                                TABLE OF CONTENTS
                                                                         PAGE
General Information and History.............................................1
Services....................................................................1
Purchase of Securities Being Offered........................................1
Underwriters................................................................2
Calculation of Yield Quotations of Money Market Sub-Accounts................2
Annuity Payments............................................................2
Financial Statements........................................................3

GENERAL INFORMATION AND HISTORY


The MFS Variable Account is a separate investment account of Nationwide Life Insurance Company ("Nationwide"). All of Nationwide's common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company, as well. All of its common stock is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), the ultimate controlling persons of the Nationwide group of companies. The Nationwide group of companies is one of America's largest insurance and financial services family of companies, with combined assets of over $122 billion as of December 31, 2001.


SERVICES

Nationwide, which has responsibility for administration of the Contracts and the Variable Account, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner and the number and type of Contract issued to each Contract Owner and records with respect to the Contract Value of each Contract.

The Custodian of the assets of the Variable Account is Nationwide. Nationwide will maintain a record of all purchases and redemptions of shares of the underlying mutual funds.


The financial statements of MFS Variable Account and Nationwide Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio, 43215.


PURCHASE OF SECURITIES BEING OFFERED

The Contracts will be sold by licensed insurance agents in the states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD").

UNDERWRITERS


The Contracts, which are offered continuously, are distributed by Clarendon Insurance Agency, Inc. (Clarendon") One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. During the fiscal years ended December 31, 2001, 2000 and 1999, no underwriting commissions were paid by Nationwide to Clarendon.


CALCULATIONS OF YIELD QUOTATIONS OF MONEY MARKET SUB-ACCOUNTS


Any current yield quotations of the GVIT Gartmore GVIT Money Market Fund: Class I, subject to Rule 482 of the Securities Act of 1933, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return, and multiplying the base period return by (365/7) or (366/7) in a leap year. At December 31, 2001, the GVIT Gartmore GVIT Money Market Fund: Class I's seven-day current unit value yield was -0.03%. The GVIT Gartmore GVIT Money Market Fund:
Class I effective yield is computed similarly, but includes the effect of assumed compounding on an annualized basis of the current unit value yield quotations of the GVIT Gartmore GVIT Money Market Fund: Class I. At December 31, 2001, the GVIT Gartmore GVIT Money Market Fund: Class I's effective yield was -0.02%.


The GVIT Gartmore GVIT Money Market Fund: Class I yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the fund's expenses. Although the GVIT Gartmore GVIT Money Market Fund: Class I determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitation described "Investment Manager and Other Services" in the fund's Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a contract owner's investment in the GVIT Gartmore GVIT Money Market Fund: Class I is not guaranteed or insured. Yields of other money market funds may not be comparable if a different basis or another method of calculation is used.

ANNUITY PAYMENTS

See "Frequency and Amount of Annuity Payments" located in the prospectus.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors of Nationwide Life Insurance Company and
   Contract Owners of MFS Variable Account:



     We have audited the accompanying statement of assets, liabilities and contract owners' equity of MFS Variable Account (comprised of the sub-accounts listed in note 1(b)) (collectively, "the Account") as of December 31, 2001, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001, and the results of its operations, changes in contract owners' equity, and financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 20, 2002

                                  MFS VARIABLE

      ACCOUNT STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               DECEMBER 31, 2001


ASSETS:
  Investments at fair value:
    Massachusetts Investors Growth Stock Fund - Class A (MFSGrStk)
      4,132,146 shares (cost $67,047,707) .....................................      $ 53,263,363
    Massachusetts Investors Trust - Class A (MFSInvTr)
      1,709,385 shares (cost $30,460,280) .....................................        28,341,608
    MFS Series Trust IV - MFS(R)Money Market Fund (MFSMyMkt)
      35,781,061 shares (cost $35,781,061) ....................................        35,781,061
    MFS(R) Bond Fund - Class A (MFSBdFd)
      1,582,097 shares (cost $20,439,547) .....................................        19,602,188
    MFS(R) Emerging Growth Fund - Class A (MFSEmGro)
      302,165 shares (cost $14,933,843) .......................................        10,037,935
    MFS(R) Growth Opportunities Fund - Class A (MFSGrOpp)
      8,686,732 shares (cost $119,883,056) ....................................        77,051,311
    MFS(R) High Income Fund - Class A (MFSHiInc)
      3,723,742 shares (cost $17,628,328) .....................................        14,224,695
    MFS(R) Research Fund - Class A (MFSRsrch)
      1,517,875 shares (cost $34,021,717) .....................................        28,536,044
    MFS(R) Strategic Income Fund - Class A (MFSStratIncA)
      381,644 shares (cost $2,466,058) ........................................         2,419,622
    MFS(R) Total Return Fund - Class A (MFSTotRe)
      3,087,714 shares (cost $46,397,817) .....................................        44,710,104
    Nationwide(R) Separate Account Trust - Money Market Fund Class I (NSATMyMkt)
      1,053,460 shares (cost $1,053,460) ......................................         1,053,460
                                                                                     ------------
          Total investments ...................................................       315,021,391
  Accounts receivable .........................................................            28,625
                                                                                     ------------
          Total assets ........................................................       315,050,016
ACCOUNTS PAYABLE ..............................................................                 -
                                                                                     ------------
CONTRACT OWNERS' EQUITY (NOTE 4) ..............................................      $315,050,016
                                                                                     ============


See accompanying notes to financial statements.

MFS VARIABLE ACCOUNT
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

                                                        Total          MFSGrStk        MFSInvTr        MFSMyMkt          MFSBdFd
                                                    ------------     -----------      ----------     -----------       ---------
INVESTMENT ACTIVITY:
  Reinvested dividends ..........................   $  6,176,945               -          85,636       1,440,596       1,357,856
  Mortality and expense risk charges
    (note 2) ....................................     (4,626,256)       (833,563)       (417,144)       (501,810)       (255,406)
                                                    ------------     -----------      ----------     -----------       ---------
    Net investment income .......................      1,550,689        (833,563)       (331,508)        938,786       1,102,450
                                                    ------------     -----------      ----------     -----------       ---------

  Proceeds from mutual funds shares sold ........     76,924,955      17,642,704       4,730,283      11,632,659       4,349,923
  Cost of mutual fund shares sold ...............    (77,029,735)    (14,411,852)     (3,977,774)    (11,632,659)     (4,559,460)
                                                    ------------     -----------      ----------     -----------       ---------
    Realized gain (loss) on investments .........       (104,780)      3,230,852         752,509               -        (209,537)
  Change in unrealized gain (loss)
    on investments ..............................    (72,410,268)    (23,969,670)     (7,144,193)              -         280,254
                                                    ------------     -----------      ----------     -----------       ---------
    Net gain (loss) on investments ..............    (72,515,048)    (20,738,818)     (6,391,684)              -          70,717
                                                    ------------     -----------      ----------     -----------       ---------
  Reinvested capital gains ......................      1,320,156               -         265,312               -               -
                                                    ------------     -----------      ----------     -----------       ---------
      Net increase (decrease) in contract owners'
        equity resulting from operations ........   $(69,644,203)    (21,572,381)     (6,457,880)        938,786       1,173,167
                                                    ============     ===========      ==========     ===========       =========


                                                      MFSHiInc         MFSRsrch       MFSStratIncA     MFSTotRe         NSATMyMkt
                                                    ------------     -----------        --------      ----------        --------

INVESTMENT ACTIVITY:
  Reinvested dividends ..........................   $  1,578,239               -          76,970       1,481,495          36,771
  Mortality and expense risk charges
    (note 2) ....................................       (198,980)       (442,537)        (12,916)       (611,295)        (13,387)
                                                    ------------     -----------        --------      ----------        --------
    Net investment income .......................      1,379,259        (442,537)         64,054         870,200          23,384
                                                    ------------     -----------        --------      ----------        --------

  Proceeds from mutual funds shares sold ........      4,493,459       6,021,862         453,054       7,751,001         135,427
  Cost of mutual fund shares sold ...............     (6,010,170)     (4,753,938)       (454,274)     (7,529,200)       (135,427)
                                                    ------------     -----------        --------      ----------        --------
    Realized gain (loss) on investments .........     (1,516,711)      1,267,924          (1,220)        221,801               -
  Change in unrealized gain (loss)
    on investments ..............................        195,629     (10,241,847)        (46,436)     (3,112,389)              -
                                                    ------------     -----------        --------      ----------        --------
    Net gain (loss) on investments ..............     (1,321,082)     (8,973,923)        (47,656)     (2,890,588)              -
                                                    ------------     -----------        --------      ----------        --------
  Reinvested capital gains ......................              -               -               -       1,054,844               -
                                                    ------------     -----------        --------      ----------        --------
      Net increase (decrease) in contract owners'
        equity resulting from operations ........   $     58,177      (9,416,460)         16,398        (965,544)         23,384
                                                    ============     ===========        ========      ==========        ========


                                                       MFSEmGro        MFSWGvt        MFSGrOpp
                                                     ----------      ----------     -----------
INVESTMENT ACTIVITY:
  Reinvested dividends ..........................             -          79,578          39,804
  Mortality and expense risk charges
    (note 2) ....................................      (157,941)        (20,263)     (1,161,014)
                                                     ----------      ----------     -----------
    Net investment income .......................      (157,941)         59,315      (1,121,210)
                                                     ----------      ----------     -----------

  Proceeds from mutual funds shares sold ........     3,146,398       2,669,712      13,898,473
  Cost of mutual fund shares sold ...............    (3,211,286)     (3,009,695)    (17,344,000)
                                                     ----------      ----------     -----------
    Realized gain (loss) on investments .........       (64,888)       (339,983)     (3,445,527)
  Change in unrealized gain (loss)
    on investments ..............................    (3,968,701)        297,576     (24,700,491)
                                                     ----------      ----------     -----------
    Net gain (loss) on investments ..............    (4,033,589)        (42,407)    (28,146,018)
                                                     ----------      ----------     -----------
  Reinvested capital gains ......................             -               -               -
                                                     ----------      ----------     -----------
      Net increase (decrease) in contract owners'
        equity resulting from operations ........    (4,191,530)         16,908     (29,267,228)
                                                     ==========      ==========     ===========


See accompanying notes to financial statements.

MFS VARIABLE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                      Total                         MFSGrStk                        MFSInvTr
                                          ----------------------------    --------------------------    --------------------------
                                               2001            2000          2001           2000            2001           2000
                                          -------------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITY:
  Net investment income ...............   $   1,550,689      1,093,414       (833,563)    (1,345,817)      (331,508)      (482,612)
  Realized gain (loss) on investments .        (104,780)    29,385,636      3,230,852      7,727,284        752,509      4,489,644
  Change in unrealized gain (loss)
    on investments ....................     (72,410,268)  (112,242,717)   (23,969,670)   (22,729,280)    (7,144,193)    (6,418,885)
  Reinvested capital gains ............       1,320,156     56,783,698              -      8,100,667        265,312      1,576,687
                                          -------------    -----------    -----------    -----------    -----------    -----------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................     (69,644,203)   (24,979,969)   (21,572,381)    (8,247,146)    (6,457,880)      (835,166)
                                          -------------    -----------    -----------    -----------    -----------    -----------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................       7,101,495      9,794,849      1,313,727      2,276,406        231,714        362,561
  Transfers between funds .............               -              -     (4,401,926)     4,988,140       (516,673)    (3,127,444)
  Redemptions .........................     (49,722,616)   (79,687,081)   (10,515,530)   (13,206,772)    (3,458,538)    (7,635,760)
  Annuity benefits ....................        (557,793)      (716,420)       (58,353)       (81,766)       (37,768)       (49,231)
  Annual contract maintenance charges
    (note 2) ..........................        (190,315)      (213,114)       (27,778)       (30,186)       (13,691)       (15,525)
  Contingent deferred sales charges
    (note 2) ..........................         (77,900)      (110,338)       (17,136)       (22,857)        (7,528)       (11,331)
  Adjustments to maintain reserves ....         (31,509)       105,946         (1,268)           284            149         12,399
                                          -------------    -----------    -----------    -----------    -----------    -----------
      Net equity transactions .........     (43,478,638)   (70,826,158)   (13,708,264)    (6,076,751)    (3,802,335)   (10,464,331)
                                          -------------    -----------    -----------    -----------    -----------    -----------

NET CHANGE IN CONTRACT OWNERS' EQUITY .    (113,122,841)   (95,806,127)   (35,280,645)   (14,323,897)   (10,260,215)   (11,299,497)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................     428,172,857    523,978,984     88,542,470    102,866,367     38,604,996     49,904,493
                                          -------------    -----------    -----------    -----------    -----------    -----------
CONTRACT OWNERS' EQUITY END OF PERIOD .   $ 315,050,016    428,172,857     53,261,825     88,542,470     28,344,781     38,604,996
                                          =============    ===========    ===========    ===========    ===========    ===========


CHANGES IN UNITS:
  Beginning units .....................       3,836,642      4,531,967        361,637        384,485        236,973        300,692
                                          -------------    -----------    -----------    -----------    -----------    -----------
  Units purchased .....................         502,178        875,584          6,750         62,418          1,642         14,451
  Units redeemed ......................        (692,310)    (1,570,909)       (76,651)       (85,266)       (28,176)       (78,170)
                                          -------------    -----------    -----------    -----------    -----------    -----------
  Ending units ........................       3,646,510      3,836,642        291,736        361,637        210,439        236,973
                                          =============    ===========    ===========    ===========    ===========    ===========

                                                        MFSMyMkt
                                               ---------------------------
                                                  2001             2000
                                               ----------       ----------
INVESTMENT ACTIVITY:
  Net investment income ...............           938,786        1,796,944
  Realized gain (loss) on investments .                 -                -
  Change in unrealized gain (loss)
    on investments ....................                 -                -
  Reinvested capital gains ............                 -                -
                                               ----------       ----------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................           938,786        1,796,944
                                               ----------       ----------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................           972,709        1,547,458
  Transfers between funds .............         3,608,112           16,451
  Redemptions .........................        (7,365,548)     (10,379,994)
  Annuity benefits ....................           (50,282)         (64,017)
  Annual contract maintenance charges
    (note 2) ..........................           (28,315)         (31,292)
  Contingent deferred sales charges
    (note 2) ..........................            (6,839)         (10,808)
  Adjustments to maintain reserves ....           (31,943)          11,379
                                               ----------       ----------
      Net equity transactions .........        (2,902,106)      (8,910,823)
                                               ----------       ----------

NET CHANGE IN CONTRACT OWNERS' EQUITY ..        (1,963,320)      (7,113,879)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................        37,761,746       44,875,625
                                               ----------       ----------
CONTRACT OWNERS' EQUITY END OF PERIOD .        35,798,426       37,761,746
                                               ==========       ==========


CHANGES IN UNITS:
  Beginning units .....................         1,075,619        1,336,896
                                               ----------       ----------
  Units purchased .....................           129,988          508,188
  Units redeemed ......................          (209,009)        (769,465)
                                               ----------       ----------
  Ending units ........................           996,598        1,075,619
                                               ==========       ==========

MFS VARIABLE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, CONTINUED
YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                    MFSBdFd                     MFSEmGro                    MFSWGvt
                                          --------------------------    ------------------------    -----------------------
                                               2001          2000          2001          2000          2001          2000
                                          ------------    ----------    ----------    ----------    ----------    ---------
INVESTMENT ACTIVITY:
  Net investment income ...............   $  1,102,450     1,160,585      (157,941)     (283,172)       59,315      (40,062)
  Realized gain (loss) on investments .       (209,537)     (457,113)      (64,888)    1,958,662      (339,983)    (192,247)
  Change in unrealized gain (loss)
    on investments ....................        280,254       687,658    (3,968,701)   (9,210,314)      297,576      217,481
  Reinvested capital gains ............              -             -             -     1,651,923             -            -
                                          ------------    ----------    ----------    ----------    ----------    ---------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................      1,173,167     1,391,130    (4,191,530)   (5,882,901)       16,908      (14,828)
                                          ------------    ----------    ----------    ----------    ----------    ---------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................        226,551       322,105       625,422       674,014        25,170       50,971
  Transfers between funds .............      1,521,202      (165,234)     (445,740)    3,463,078    (2,428,478)    (333,810)
  Redemptions .........................     (2,265,388)   (3,419,827)   (1,920,483)   (2,831,283)     (166,356)    (690,519)
  Annuity benefits ....................        (78,983)      (77,101)       (1,724)       (3,678)       (1,073)      (6,588)
  Annual contract maintenance charges
    (note 2) ..........................         (8,969)       (9,803)       (8,467)       (9,526)       (1,239)      (2,286)
  Contingent deferred sales charges
    (note 2) ..........................         (8,476)       (7,091)       (5,664)       (5,860)         (192)      (1,784)
  Adjustments to maintain reserves ....          8,243        16,718          (267)       (1,716)      (38,786)       1,226
                                          ------------    ----------    ----------    ----------    ----------    ---------
      Net equity transactions .........       (605,820)   (3,340,233)   (1,756,923)    1,285,029    (2,610,954)    (982,790)
                                          ------------    ----------    ----------    ----------    ----------    ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY .        567,347    (1,949,103)   (5,948,453)   (4,597,872)   (2,594,046)    (997,618)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................     19,044,208    20,993,311    15,986,184    20,584,056     2,594,046    3,591,664
                                          ------------    ----------    ----------    ----------    ----------    ---------
CONTRACT OWNERS' EQUITY END OF PERIOD .   $ 19,611,555    19,044,208    10,037,731    15,986,184             -    2,594,046
                                          ============    ==========    ==========    ==========    ==========    =========


CHANGES IN UNITS:
  Beginning units .....................        356,410       421,806       292,106       276,955        51,947       72,133
                                          ------------    ----------    ----------    ----------    ----------    ---------
  Units purchased .....................         34,669        34,426        14,932        87,426           752        1,180
  Units redeemed ......................        (44,937)      (99,822)      (56,494)      (72,275)      (52,699)     (21,366)
                                          ------------    ----------    ----------    ----------    ----------    ---------
  Ending units ........................        346,142       356,410       250,544       292,106             -       51,947
                                          ============    ==========    ==========    ==========    ==========    =========


                                                      MFSGrOpp
                                            ---------------------------
                                                2001            2000
                                            -----------     -----------
INVESTMENT ACTIVITY:
  Net investment income ...............      (1,121,210)     (1,681,988)
  Realized gain (loss) on investments .      (3,445,527)     10,675,232
  Change in unrealized gain (loss)
    on investments ....................     (24,700,491)    (63,828,051)
  Reinvested capital gains ............               -      38,254,963
                                            -----------     -----------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................     (29,267,228)    (16,579,844)
                                            -----------     -----------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................       1,580,055       1,423,111
  Transfers between funds .............      (2,793,682)        354,658
  Redemptions .........................     (10,011,073)    (21,715,633)
  Annuity benefits ....................        (122,332)       (197,490)
  Annual contract maintenance charges
    (note 2) ..........................         (55,174)        (64,261)
  Contingent deferred sales charges
    (note 2) ..........................         (14,227)        (25,041)
  Adjustments to maintain reserves ....           8,324          26,922
                                            -----------     -----------
      Net equity transactions .........     (11,408,109)    (20,197,734)
                                            -----------     -----------

NET CHANGE IN CONTRACT OWNERS' EQUITY .     (40,675,337)    (36,777,578)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................     117,739,355     154,516,933
                                            -----------     -----------
CONTRACT OWNERS' EQUITY END OF PERIOD .      77,064,018     117,739,355
                                            ===========     ===========


CHANGES IN UNITS:
  Beginning units .....................         579,491         665,513
                                            -----------     -----------
  Units purchased .....................           7,750          39,775
  Units redeemed ......................         (78,307)       (125,797)
                                            -----------     -----------
  Ending units ........................         508,934         579,491
                                            ===========     ===========



                                                                     (Continued)

MFS VARIABLE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, CONTINUED
YEARS ENDED DECEMBER 31, 2001 AND 2000


                                                      MFSHiInc                        MFSRsrch                    MFSStratIncA
                                          ----------------------------     ---------------------------       ---------------------
                                               2001            2000            2001            2000            2001         2000
                                          ------------      ----------     -----------      ----------       ---------      ------
INVESTMENT ACTIVITY:
  Net investment income ...............   $  1,379,259       1,626,839        (442,537)       (654,205)         64,054           -
  Realized gain (loss) on investments .     (1,516,711)       (865,305)      1,267,924       5,217,027          (1,220)          -
  Change in unrealized gain (loss)
    on investments ....................        195,629      (2,208,474)    (10,241,847)    (12,669,677)        (46,436)          -
  Reinvested capital gains ............              -               -               -       5,538,588               -           -
                                          ------------      ----------     -----------      ----------       ---------      ------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................         58,177      (1,446,940)     (9,416,460)     (2,568,267)         16,398           -
                                          ------------      ----------     -----------      ----------       ---------      ------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................        260,443       1,058,776         395,562         672,403           6,822           -
  Transfers between funds .............        630,789        (428,278)     (1,328,456)     (1,516,316)      2,471,917           -
  Redemptions .........................     (2,632,822)     (3,995,109)     (4,203,953)     (6,389,671)       (113,204)          -
  Annuity benefits ....................        (64,446)        (81,041)        (52,539)        (61,030)         (2,563)          -
  Annual contract maintenance charges
    (note 2) ..........................        (11,306)        (12,539)        (14,734)        (16,418)           (653)          -
  Contingent deferred sales charges
    (note 2) ..........................         (2,017)         (4,899)         (6,932)         (6,002)            (51)          -
  Adjustments to maintain reserves ....         15,682          18,088           5,006          26,186            (414)          -
                                          ------------      ----------     -----------      ----------       ---------      ------
      Net equity transactions .........     (1,803,677)     (3,445,002)     (5,206,046)     (7,290,848)      2,361,854           -
                                          ------------      ----------     -----------      ----------       ---------      ------

NET CHANGE IN CONTRACT OWNERS' EQUITY .     (1,745,500)     (4,891,942)    (14,622,506)     (9,859,115)      2,378,252           -
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................     15,979,839      20,871,781      43,169,113      53,028,228               -           -
                                          ------------      ----------     -----------      ----------       ---------      ------
CONTRACT OWNERS' EQUITY END OF PERIOD .   $ 14,234,339      15,979,839      28,546,607      43,169,113       2,378,252           -
                                          ============      ==========     ===========      ==========       =========      ======


CHANGES IN UNITS:
  Beginning units .....................        258,419         310,156         216,973         251,005               -           -
                                          ------------      ----------     -----------      ----------       ---------      ------
  Units purchased .....................         14,458          61,315           2,482          16,384         245,271           -
  Units redeemed ......................        (42,710)       (113,052)        (34,712)        (50,416)        (10,264)          -
                                          ------------      ----------     -----------      ----------       ---------      ------
  Ending units ........................        230,167         258,419         184,743         216,973         235,007           -
                                          ============      ==========     ===========      ==========       =========      ======


                                                       MFSTotRe
                                             --------------------------
                                                 2001            2000
                                             ----------      ----------
INVESTMENT ACTIVITY:
  Net investment income ...............         870,200         937,918
  Realized gain (loss) on investments .         221,801         832,452
  Change in unrealized gain (loss)
    on investments ....................      (3,112,389)      3,916,825
  Reinvested capital gains ............       1,054,844       1,660,870
                                             ----------      ----------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................        (965,544)      7,348,065
                                             ----------      ----------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................       1,429,733       1,394,440
  Transfers between funds .............       3,638,470      (3,284,229)
  Redemptions .........................      (7,036,492)     (9,232,465)
  Annuity benefits ....................         (87,730)        (94,478)
  Annual contract maintenance charges
    (note 2) ..........................         (18,744)        (19,817)
  Contingent deferred sales charges
    (note 2) ..........................          (8,838)        (13,077)
  Adjustments to maintain reserves ....          11,807            (430)
                                             ----------      ----------
      Net equity transactions .........      (2,071,794)    (11,250,056)
                                             ----------      ----------

NET CHANGE IN CONTRACT OWNERS' EQUITY .      (3,037,338)     (3,901,991)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................      47,756,594      51,658,585
                                             ----------      ----------
CONTRACT OWNERS' EQUITY END OF PERIOD .      44,719,256      47,756,594
                                             ==========      ==========


CHANGES IN UNITS:
  Beginning units .....................         369,752         469,593
                                             ----------      ----------
  Units purchased .....................          41,740          22,829
  Units redeemed ......................         (57,950)       (122,670)
                                             ----------      ----------
  Ending units ........................         353,542         369,752
                                             ==========      ==========

MFS VARIABLE ACCOUNT
STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY, CONTINUED
YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                  NSATMyMkt
                                          --------------------------
                                             2001            2000
                                          -----------      ---------
INVESTMENT ACTIVITY:
  Net investment income ...............   $    23,384         58,984
  Realized gain (loss) on investments .             -              -
  Change in unrealized gain (loss)
    on investments ....................             -              -
  Reinvested capital gains ............             -              -
                                          -----------      ---------
    Net increase (decrease) in contract
      owners' equity resulting from
      operations ......................        23,384         58,984
                                          -----------      ---------

EQUITY TRANSACTIONS:
  Purchase payments received from
    contract owners ...................        33,587         12,604
  Transfers between funds .............        44,465         32,984
  Redemptions .........................       (33,229)      (190,048)
  Annuity benefits ....................             -              -
  Annual contract maintenance charges
    (note 2) ..........................        (1,245)        (1,461)
  Contingent deferred sales charges
    (note 2) ..........................             -         (1,588)
  Adjustments to maintain reserves ....        (8,042)        (5,110)
                                          -----------      ---------
      Net equity transactions .........        35,536       (152,619)
                                          -----------      ---------

NET CHANGE IN CONTRACT OWNERS' EQUITY .        58,920        (93,635)
CONTRACT OWNERS' EQUITY BEGINNING
  OF PERIOD ...........................       994,306      1,087,941
                                          -----------      ---------
CONTRACT OWNERS' EQUITY END OF PERIOD .   $ 1,053,226        994,306
                                          ===========      =========


CHANGES IN UNITS:
  Beginning units .....................        37,315         42,733
                                          -----------      ---------
  Units purchased .....................         1,744         27,192
  Units redeemed ......................          (401)       (32,610)
                                          -----------      ---------
  Ending units ........................        38,658         37,315
                                          ===========      =========

See accompanying notes to financial statements.

                              MFS VARIABLE ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    (a) Organization and Nature of Operations

        MFS Variable Account (the Account) was established by resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on March 3, 1976. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

        The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Account. The primary distribution for the contracts is through Massachusetts Financial Services. Presently, the contracts are not actively marketed.

    (b) The Contracts

        Prior to February 12, 1979, the contracts purchased provided for a front-end sales charge and certain other fees. Beginning February 12, 1979, only contracts (Spectrum) without a front-end sales charge but with a contingent deferred sales charge and certain other fees were offered for purchase. See note 2 for a discussion of contract expenses.

        With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following funds:

           Massachusetts Investors Growth Stock Fund - Class A (MFSGrStk) Massachusetts Investors Trust - Class A (MFSInvTr)
           MFS Series Trust IV - MFS(R) Money Market Fund (MFSMyMkt)
           MFS(R) Bond Fund - Class A (MFSBdFd)
           MFS(R) Emerging Growth Fund - Class A (MFSEmGro)
           MFS(R) Global Governments Fund - Class A (MFSWGvt) (formerly MFS
             World Governments Fund)*
           MFS(R) Growth Opportunities Fund - Class A (MFSGrOpp)
           MFS(R) High Income Fund - Class A (MFSHiInc)
           MFS(R) Research Fund - Class A (MFSRsrch)
           MFS(R) Strategic Income Fund - Class A (MFSStratIncA)
           MFS(R) Total Return Fund - Class A (MFSTotRe)
           Nationwide(R) Separate Account Trust - Money Market Fund - Class I
             (NSATMyMkt)
             (managed for a fee by an affiliated investment advisor)
           *At December 31, 2001, contract owners have not invested in this fund.

        The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

        A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

        Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

    (c) Security Valuation, Transactions and Related Investment Income

        The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2001. The cost of investments sold is determined on the specific identification basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date.

    (d) Federal Income Taxes

        Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code.

        The Internal Revenue Service issued Rev. Rul. 81-225 on September 25, 1981 and IR-82-19 on February 3, 1982. The effect of Rev. Rul. 81-225 was to treat non-tax qualified contract holders, who purchased contracts or made purchase payments after December 31, 1980, as the owners of the underlying mutual fund shares for Federal income tax purposes. However, for 1981, IR-82-19 did provide limited relief from the ruling. Therefore, the Company maintained a capital gain reserve liability, for all realized and unrealized capital gains existing on or before December 31, 1981.

        During 1982 and most of 1983, the Company continued to maintain contract values which reflected a capital gain reserve liability for those contracts and contract values affected by Rev. Rul. 81-225. On December 16, 1983, the Company adjusted the affected (81-225) contract values in order to treat the respective contract owners as the owners of the underlying shares for Federal income tax purposes, as intended by the ruling. As a result of this adjustment, contract owners' equity was restored with amounts previously deducted to maintain the capital gain reserve liability.

        Because of the aforementioned, the Company no longer provides for income taxes within the Account. Presently, taxes are the responsibility of the contract owner upon termination or withdrawal.

    (e) Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (f) Calculation of Annuity Reserves

        Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from 3.5 percent to 7 percent, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(2) EXPENSES

    Net purchase payments received on contracts issued before February 12, 1979 represent gross contributions by the contract owners less a charge of 7.75% by the Company to cover sales expenses.The Company does not deduct a sales charge from purchase payments made for contracts issued beginning February 12, 1979. However, if any part of the contract value of such contracts is surrendered the Company will, with certain exceptions, deduct from the owner's contract value a contingent deferred sales charge equal to 5% of the lesser of the total of all purchase payments made within 96 months prior to the date of the request for surrender, or the amount surrendered. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.


                                                                     (Continued)

                              MFG VARIABLE ACCOUNT

    The following contract charges are deducted by the Company on each contract (Non-Spectrum) issued prior to February 12, 1979: (a) a contract issue charge of $15 assessed against the initial purchase payment and a $15 annual contract maintenance charge assessed against each contract by surrendering units; and (b) a charge for mortality and expense risk assessed through the daily unit value calculation equal to an annual rate of 0.80% and 0.20%, respectively. Contract charges on contracts (Spectrum) issued beginning February 12, 1979 include: (a) an annual contract maintenance charge of $30 which is satisfied by surrendering units; and (b) a charge for mortality and expense risk assessed through the daily unit value calculation equal to an annual rate of 0.80% and 0.50%, respectively.

    The following table provides mortality and expense risk charges by product rates for the year ended December 31, 2001:

                                  Total         MFSGrStk         MFSInvTr          MFSMyMkt           MFSBdFd
                           ------------     ------------     ------------      ------------      ------------
Non Spectrum ........      $      3,543              517                -               652               166
Spectrum ............         4,622,713          833,046          417,144           501,158           255,240
                           ------------     ------------     ------------      ------------      ------------
    Total ...........      $  4,626,256          833,563          417,144           501,810           255,406
                           ============     ============     ============      ============      ============

                              MFSEmGro           MFSWGvt         MFSGrOpp       MFSHiInc             MFSRsrch
                           ------------     ------------     ------------      ------------      ------------
Non Spectrum ........      $          -                -            1,740               155               313
Spectrum ............           157,941           20,263        1,159,274           198,825           442,224
                           ------------     ------------     ------------      ------------      ------------
    Total ...........      $    157,941           20,263        1,161,014           198,980           442,537
                           ============     ============     ============      ============      ============

                           MFSStratIncA        MFSTotRe        NSATMyMkt
                           ------------      ------------    ------------
Non Spectrum ........      $          -                -                -
Spectrum ............            12,916          611,295           13,387
                           ------------     ------------     ------------
    Total ...........      $     12,916          611,295           13,387
                           ============     ============     ============


(3) RELATED PARTY TRANSACTIONS

    The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(4) FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair values and contract owners' equity outstanding for variable annuity contracts as of the end of the periods indicated, and the contract expense rate and total return for each of the periods in the five year period ended December 31, 2001.



                                                       CONTRACT                   UNIT           CONTRACT             TOTAL
                                                    EXPENSE RATE*     UNITS    FAIR VALUE      OWNERS' EQUITY        RETURN**
                                                    ---------------   -----    ----------      -------------        ----------
Massachusetts Investors Growth Stock Fund - Class A
   Non-tax qualified
     2001  . . . . . . . . . . . . . . . . . . . . .     1.00%            22  $ 180.757083     $       3,977         -25.55%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.00%           283    242.802557            68,713          -8.15%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%           706    264.338201           186,623          37.37%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%           825    192.429178           158,754          38.60%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%           850    138.838952           118,013          46.67%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%       219,673    188.412415        41,389,120         -25.78%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%       264,430    253.861108        67,128,493          -8.42%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%       281,457    277.213327        78,023,631          36.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       280,157    202.414393        56,707,809          38.18%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       289,531    146.486721        42,412,447          46.23%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        68,068    159.877572        10,882,547         -25.78%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        92,890    215.414123        20,009,818          -8.42%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        98,328    235.229678        23,129,664          36.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%        95,701    171.758959        16,437,504          38.18%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        88,204    124.301472        10,963,887          46.23%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         3,973    174.165990           691,961         -25.78%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         4,035    234.665902           946,877          -8.42%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         3,994    256.252391         1,023,472          36.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         3,999    187.109241           748,250          38.18%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         4,090    135.410415           553,829          46.23%

Massachusetts Investors Trust - Class A
   Tax qualified
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%           16     164.129808             2,626          30.38%
   Non-tax qualified
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%          289     199.617423            57,689           5.89%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%          289     188.520679            54,482          21.72%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%          289     154.878002            44,760          30.38%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%       159,971    136.800938        21,884,183         -17.34%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%       181,190    165.490844        29,985,286          -1.63%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%       235,642    168.230713        39,642,222           5.57%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       278,446    159.361559        44,373,589          21.35%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       312,848    131.320106        41,083,233          29.98%


                                                                     (Continued)

                              MFS VARIABLE ACCOUNT
                     NOTES TO FINANCIAL STATEMENTS, CONTINUED


                                                       CONTRACT                      UNIT           CONTRACT           TOTAL
                                                    EXPENSE RATE*      UNITS      FAIR VALUE      OWNERS' EQUITY      RETURN**
                                                    ---------------    -----      ----------      -------------      ----------
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%          49,525    122.743311         6,078,862         -17.34%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%          54,802    148.485046         8,137,277          -1.63%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%          63,779    150.943364         9,627,017           5.57%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%          83,119    142.985600        11,884,820          21.35%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         103,123    117.825672        12,150,537          29.98%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%             943    130.402601           122,970         -17.34%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%             981    157.750647           154,753          -1.63%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%             982    160.362369           157,476           5.57%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%           1,004    151.908034           152,516          21.35%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%           1,827    125.178102           228,700          29.98%

MFS Series Trust IV - MFS(R) Money Market Fund
   Non-tax qualified
     2001  . . . . . . . . . . . . . . . . . . . . .     1.00%           1,494     42.398388            63,343           2.67%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.00%           1,494     41.297513            61,698           4.85%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%           1,494     39.388969            58,847           3.63%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%           6,827     38.008785           259,486           3.91%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%           6,828     36.580276           249,770           3.86%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         617,345     35.613125        21,985,585           2.35%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         698,413     34.794442        24,300,891           4.53%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         836,061     33.286752        27,829,755           3.32%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       1,006,298     32.218020        32,420,929           3.59%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       1,143,756     31.101395        35,572,407           3.54%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         377,759     35.637871        13,462,527           2.35%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         375,712     34.818619        13,081,773           4.53%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         499,340     33.309883        16,632,957           3.32%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         568,052     32.240409        18,314,229           3.59%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         556,766     31.123008        17,328,233           3.54%

MFS(R) Bond Fund - Class A
   Non-tax qualified
     2001  . . . . . . . . . . . . . . . . . . . . .     1.00%              55     66.019681             3,631           6.69%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.00%              55     61.878057             3,403           7.69%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%              56     57.457644             3,218          -2.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%             342     59.205904            20,248           3.43%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%             595     57.243116            34,060           9.25%

                                                       CONTRACT                          UNIT           CONTRACT          TOTAL
                                                    EXPENSE RATE*      UNITS          FAIR VALUE      OWNERS' EQUITY     RETURN**
                                                    ---------------    -----          ----------      --------------    ----------
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        231,830          55.770083       12,929,178         6.37%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        236,802          52.431142       12,415,799         7.37%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        296,161          48.832757       14,462,358        -3.25%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%        402,734          50.471558       20,326,612         3.12%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        453,678          48.946623       22,206,006         8.92%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        113,477          55.724510        6,323,450         6.37%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        118,772          52.388302        6,222,263         7.37%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        124,805          48.792845        6,089,591        -3.25%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%        144,138          50.430297        7,268,922         3.12%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        147,342          48.906597        7,205,996         8.92%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%            780          55.942416           43,635         6.37%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%            782          52.593159           41,128         7.37%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%            784          48.983649           38,403        -3.25%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%            786          50.627514           39,793         3.12%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%            789          49.097863           38,738         8.92%

MFS(R) Emerging Growth Fund - Class A
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        250,482          40.042529       10,029,933       -26.79%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        292,044          54.694222       15,973,119       -26.35%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        276,955          74.260820       20,566,905        48.13%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%        320,469          50.131190       16,065,492        22.87%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        385,073          40.798757       15,710,500        19.07%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%             62          40.042529            2,483       -26.79%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%             62          54.694222            3,391       -26.35%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%            779          50.131190           39,052        22.87%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%            674          40.798757           27,498        19.07%

MFS(R) Global Governments Fund - Class A
   Tax qualified spectrum
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         44,427          49.344888        2,192,245         0.07%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         63,386          49.309941        3,125,560        -4.76%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         85,861          51.773614        4,445,334         2.79%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        115,417          50.368842        5,813,421        -1.00%
   Non-tax qualified spectrum
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%          7,210          48.108072          346,859         0.07%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%          8,381          48.073994          402,908        -4.76%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         16,423          50.475906          828,966         2.79%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         15,550          49.106357          763,604        -1.00%

                                                                     (Continued)

                              MFS VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                                       CONTRACT                      UNIT             CONTRACT         TOTAL
                                                    EXPENSE RATE*       UNITS     FAIR VALUE       OWNERS' EQUITY     RETURN**
                                                    -------------       -----     ----------       --------------     --------
   Non-tax qualified spectrum (81-225)
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%             310     49.268187            15,273          0.07%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%             367     49.233289            18,069         -4.76%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%             709     51.693122            36,650          2.79%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%             666     50.290543            33,494         -1.00%

MFS(R) Growth Opportunities Fund - Class A
   Non-tax qualified
     2001  . . . . . . . . . . . . . . . . . . . . .     1.00%             553    167.912098            92,855        -25.43%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.00%             902    225.168447           203,102        -12.18%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%           1,102    256.397950           282,551         31.50%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%             830    194.984157           161,837         27.88%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%           1,008    152.474948           153,695         22.05%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         415,059    153.801454        63,836,678        -25.66%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         466,347    206.878418        96,477,130        -12.44%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         540,025    236.283783       127,599,150         31.10%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         633,469    180.233377       114,172,257         27.49%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         732,936    141.368069       103,613,747         21.68%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%          84,891    130.645556        11,090,632        -25.66%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         103,204    175.731410        18,136,184        -12.44%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         114,789    200.709590        23,039,253         31.10%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         152,136    153.097965        23,291,712         27.49%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         172,812    120.084102        20,751,974         21.68%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%           8,431    144.152668         1,215,351        -25.66%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%           9,038    193.899831         1,752,467        -12.44%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%           9,598    221.460448         2,125,577         31.10%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%          11,929    168.926385         2,015,123         27.49%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%          12,840    132.499304         1,701,291         21.68%

MFS(R) High Income Fund - Class A
   Non-tax qualified
     2001  . . . . . . . . . . . . . . . . . . . . .     1.00%             215     70.410701            15,138          0.23%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.00%             217     70.251451            15,245         -7.97%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%             217     76.334509            16,565          5.93%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%             217     72.060325            15,637          0.02%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%             358     72.045586            25,792         11.73%

                                                       CONTRACT                        UNIT           CONTRACT          TOTAL
                                                    EXPENSE RATE*     UNITS         FAIR VALUE     OWNERS' EQUITY      RETURN**
                                                    -------------     -----         ----------     --------------      --------
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%       148,159         60.794859        9,007,306         -0.08%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%       166,438         60.842736       10,126,543         -8.25%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%       214,222         66.310941       14,205,262          5.61%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       279,479         62.788270       17,548,003         -0.28%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       332,136         62.966234       20,913,353         11.39%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        78,180         59.872541        4,680,835         -0.08%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        88,149         59.919692        5,281,861         -8.25%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        91,528         65.304939        5,977,230          5.61%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       119,105         61.835712        7,364,942         -0.28%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       154,453         62.010978        9,577,782         11.39%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         3,613         60.794859          219,652         -0.08%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         3,616         60.842736          220,007         -8.25%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         4,190         66.310941          277,843          5.61%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         4,449         62.788270          279,345         -0.28%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         4,996         62.966234          314,579         11.39%

MFS(R) Research Fund - Class A
   Non-tax qualified
     1999  . . . . . . . . . . . . . . . . . . . . .     1.00%           434        221.469939           96,118         22.58%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%           390        180.672640           70,462         21.69%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%           390        148.464541           57,901         19.32%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%       138,718        157.870166       21,899,434        -22.63%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%       159,948        204.041714       32,636,064         -5.85%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%       186,365        216.708566       40,386,892         22.21%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%       225,728        177.325237       40,027,271         21.33%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%       265,836        146.156474       38,853,652         18.96%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%        45,125        137.942100        6,224,637        -22.63%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%        56,126        178.285383       10,006,445         -5.85%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%        62,991        189.353287       11,927,553         22.21%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%        81,260        154.941343       12,590,534         21.33%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%        93,659        127.707031       11,960,913         18.96%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%           900        156.027411          140,425        -22.63%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%           900        201.660027          181,494         -5.85%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         1,216        214.179022          260,442         22.21%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         1,280        175.255390          224,327         21.33%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         1,318        144.450450          190,386         18.96%

                                                                     (Continued)

                              MFS VARIABLE ACCOUNT
                     NOTES TO FINANCIAL STATEMENTS,CONTINUED


                                                       CONTRACT                      UNIT           CONTRACT        TOTAL
                                                    EXPENSE RATE*     UNITS       FAIR VALUE     OWNERS' EQUITY    RETURN**
                                                    -------------     -----       ----------     --------------    --------
MFS(R) Strategic Income Fund - Class A
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         206,350     10.119915         2,088,244       1.20% 7/20/01
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%          28,657     10.119915           290,006       1.20% 7/20/01

MFS(R) Total Return Fund - Class A
   Tax qualified
     1997  . . . . . . . . . . . . . . . . . . . . .     1.00%             131    108.143295            14,167      19.36%
   Non-tax qualified
     1998  . . . . . . . . . . . . . . . . . . . . .     1.00%             146    117.432831            17,145      10.50%
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%         256,837    126.662587        32,531,639      -1.92%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%         271,352    129.147223        35,044,357      17.49%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         359,370    109.920643        39,502,181       0.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         465,417    108.882919        50,675,962      10.17%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         570,631     98.832664        56,396,982      19.00%
   Non-tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%          96,073    122.605160        11,779,046      -1.92%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%          97,604    125.010205        12,201,496      17.49%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%         109,211    106.399516        11,619,998       0.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%         127,066    105.395033        13,392,125      10.17%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%         145,316     95.666722        13,901,905      19.00%
   Non-tax qualified spectrum (81-225)
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%             632    125.430326            79,272      -1.92%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%             797    127.890790           101,929      17.49%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%           1,014    108.851257           110,375       0.95%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%           1,118    107.823630           120,547      10.17%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%             805     97.871152            78,786      19.00%

Nationwide(R) Separate Account Trust - Money Market
Fund Class I
   Tax qualified spectrum
     2001  . . . . . . . . . . . . . . . . . . . . .     1.30%          17,171     27.235006           467,652       2.25%
     2000  . . . . . . . . . . . . . . . . . . . . .     1.30%          16,534     26.635917           440,398       4.66%
     1999  . . . . . . . . . . . . . . . . . . . . .     1.30%          20,531     25.451018           522,535       3.49%
     1998  . . . . . . . . . . . . . . . . . . . . .     1.30%          32,830     24.593912           807,418       3.90%
     1997  . . . . . . . . . . . . . . . . . . . . .     1.30%          41,782     23.669908           988,976       3.89%

                                                       CONTRACT                      UNIT           CONTRACT       TOTAL
                                                    EXPENSE RATE*       UNITS     FAIR VALUE     OWNERS' EQUITY   RETURN**
                                                    -------------       -----     ----------     --------------   --------
      Non-tax qualified spectrum
         2001  . . . . . . . . . . . . . . . . . . .     1.30%          21,487     27.252720             585,579    2.25%
         2000  . . . . . . . . . . . . . . . . . . .     1.30%          20,782     26.653239             553,908    4.66%
         1999  . . . . . . . . . . . . . . . . . . .     1.30%          22,201     25.467570             565,406    3.49%
         1998  . . . . . . . . . . . . . . . . . . .     1.30%          22,624     24.609906             556,775    3.90%
         1997  . . . . . . . . . . . . . . . . . . .     1.30%          26,117     23.685302             618,589    3.89%
                                                                                                    ------------
   2001 Reserves for annuity contracts in payout phase:
      Tax qualified  . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . .            928,378
      Non-tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,979,872
                                                                                                    ------------
   2001 Contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $315,050,016
                                                                                                    ============

   2000 Reserves for annuity contracts in payout phase:
      Tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             64,663
      Non-tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              7,909
      Tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,504,384
      Non-tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,128,212
                                                                                                    ------------
   2000 Contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $428,172,857
                                                                                                    ============

   1999 Reserves for annuity contracts in payout phase:
      Tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             74,006
      Non-tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             26,228
      Tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,980,540
      Non-tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,306,914
                                                                                                    ------------
   1999 Contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $523,978,984
                                                                                                    ============

   1998 Reserves for annuity contracts in payout phase:
      Tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             65,104
      Non-tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             41,989
      Tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,737,591
      Non-tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,239,194
                                                                                                    ------------
   1998 Contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $517,998,737
                                                                                                    ============

   1997 Reserves for annuity contracts in payout phase:
      Tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             57,958
      Non-tax qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             59,810
      Tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,494,828
      Non-tax qualified spectrum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,171,829
                                                                                                    ------------
   1997 Contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $496,440,654
                                                                                                    ============


 *This represents the contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the "Company"), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 2001 and 2000, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, the Company changed its methods of accounting for derivative instruments and hedging activities, and for purchased or retained interests in securitized financial assets in 2001.



KPMG LLP


Columbus, Ohio
January 29, 2002

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)

                                                                                              December 31,
                                                                                     ------------------------------
                                                                                        2001                 2000
                                                                                     =========            =========
                                     ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities (cost $17,961.6 in 2001; $15,245.8 in 2000)            $18,370.8            $15,443.0
    Equity securities (cost $83.0 in 2001; $103.5 in 2000)                                94.0                109.0
  Mortgage loans on real estate, net                                                   7,113.1              6,168.3
  Real estate, net                                                                       172.0                310.7
  Policy loans                                                                           591.1                562.6
  Other long-term investments                                                            125.0                101.8
  Short-term investments, including amounts managed by a related party                 1,011.3                442.6
                                                                                     ---------            ---------
                                                                                      27,477.3             23,138.0
                                                                                     ---------            ---------

Cash                                                                                      22.6                 18.4
Accrued investment income                                                                306.7                251.4
Deferred policy acquisition costs                                                      3,189.0              2,865.6
Other assets                                                                             646.0                396.7
Assets held in separate accounts                                                      59,513.0             65,897.2
                                                                                     ---------            ---------
                                                                                     $91,154.6            $92,567.3
                                                                                     =========            =========

                      LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                    $25,216.0            $22,183.6
Short-term debt                                                                          100.0                118.7
Long-term debt, payable to NFS                                                           300.0                   --
Other liabilities                                                                      2,307.9              1,164.9
Liabilities related to separate accounts                                              59,513.0             65,897.2
                                                                                     ---------            ---------
                                                                                      87,436.9             89,364.4
                                                                                     ---------            ---------

Commitments and contingencies (notes 10 and 15)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                              3.8                  3.8
  Additional paid-in capital                                                             646.1                646.1
  Retained earnings                                                                    2,863.1              2,436.3
  Accumulated other comprehensive income                                                 204.7                116.7
                                                                                     ---------            ---------
                                                                                       3,717.7              3,202.9
                                                                                     ---------            ---------
                                                                                     $91,154.6            $92,567.3
                                                                                     =========            =========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)

                                                                                             Years ended December 31,
                                                                                    ------------------------------------------
                                                                                     2001             2000             1999
                                                                                    ========         ========         ========
Revenues:
  Policy charges                                                                    $1,017.3         $1,091.4         $  895.5
  Life insurance premiums                                                              251.1            240.0            220.8
  Net investment income                                                              1,725.0          1,654.9          1,520.8
  Net realized (losses) gains on investments, hedging instruments and hedged items:
      Unrelated parties                                                                (62.7)           (19.4)           (11.6)
      Related party                                                                     44.4               --               --
  Other                                                                                 14.1             17.0             66.1
                                                                                    --------         --------         --------
                                                                                     2,989.2          2,983.9          2,691.6
                                                                                    --------         --------         --------

Benefits and expenses:
  Interest credited to policyholder account balances                                 1,238.7          1,182.4          1,096.3
  Other benefits and claims                                                            280.3            241.6            210.4
  Policyholder dividends on participating policies                                      41.7             44.5             42.4
  Amortization of deferred policy acquisition costs                                    347.9            352.1            272.6
  Interest expense on debt                                                               6.2              1.3               --
  Other operating expenses                                                             444.1            479.0            463.4
                                                                                    --------         --------         --------
                                                                                     2,358.9          2,300.9          2,085.1
                                                                                    --------         --------         --------

    Income before federal income tax expense and cumulative effect of
     adoption of accounting principles                                                 630.3            683.0            606.5
Federal income tax expense                                                             161.4            207.7            201.4
                                                                                    --------         --------         --------
    Income before cumulative effect of adoption of accounting principles               468.9            475.3            405.1
Cumulative effect of adoption of accounting principles, net of tax                      (7.1)              --               --
                                                                                    --------         --------         --------
    Net income                                                                      $  461.8         $  475.3         $  405.1
                                                                                    ========         ========         ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 2001, 2000 and 1999
                                  (in millions)

                                                                                           Accumulated
                                                            Additional                        other            Total
                                                Common        paid-in       Retained       comprehensive   shareholder's
                                                stock         capital       earnings       income (loss)       equity
                                               ========     ==========      ========       =============   =============
Balance as of December 31, 1998                     3.8         914.7        1,579.0            275.6        2,773.1

Comprehensive income:
    Net income                                       --            --          405.1               --          405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --           (315.0)        (315.0)
                                                                                                            --------
  Total comprehensive income                                                                                    90.1
                                                                                                            --------
Capital contribution                                 --          26.4           87.9             23.5          137.8
Return of capital to shareholder                     --        (175.0)            --               --         (175.0)
Dividends to shareholder                             --            --          (61.0)              --          (61.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 1999                     3.8         766.1        2,011.0            (15.9)       2,765.0
                                               ========      ========       ========         ========       ========

Comprehensive income:
    Net income                                       --            --          475.3               --          475.3
    Net unrealized gains on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --            132.6          132.6
                                                                                                            --------
  Total comprehensive income                                                                                   607.9
                                                                                                            --------
Return of capital to shareholder                     --        (120.0)            --               --         (120.0)
Dividends to shareholder                             --            --          (50.0)              --          (50.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 2000                $    3.8      $  646.1       $2,436.3         $  116.7       $3,202.9
                                               ========      ========       ========         ========       ========

Comprehensive income:
    Net income                                       --            --          461.8               --          461.8
    Net unrealized gains on securities
      available-for-sale arising during
      the year, net of tax                           --            --             --             98.2           98.2
    Cumulative effect of adoption of
      accounting principles, net of tax              --            --             --             (1.4)          (1.4)
    Accumulated net losses on cash flow
      hedges, net of tax                             --            --             --             (8.8)          (8.8)
                                                                                                            --------
  Total comprehensive income                                                                                   549.8
                                                                                                            --------
Dividends to shareholder                             --            --          (35.0)              --          (35.0)
                                               --------      --------       --------         --------       --------
Balance as of December 31, 2001                $    3.8      $  646.1       $2,863.1         $  204.7       $3,717.7
                                               ========      ========       ========         ========       ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)

                                                                                               Years ended December 31,
                                                                                      ------------------------------------------
                                                                                        2001             2000             1999
                                                                                      ========         ========         ========
Cash flows from operating activities:
  Net income                                                                          $  461.8         $  475.3         $  405.1
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                               1,238.7          1,182.4          1,096.3
      Capitalization of deferred policy acquisition costs                               (743.0)          (778.9)          (637.0)
      Amortization of deferred policy acquisition costs                                  347.9            352.1            272.6
      Amortization and depreciation                                                      (31.5)           (12.7)             2.4
      Realized losses (gains) on investments, hedging instruments and hedged items:
          Unrelated parties                                                               62.7             19.4             11.6
          Related parties                                                                (44.4)              --               --
     Cumulative effect of adoption of accounting principles                               10.9               --               --
      Increase in accrued investment income                                              (55.3)           (12.8)            (7.9)
     (Increase) decrease in other assets                                                (272.5)           (92.0)           122.9
      Increase (decrease) in policy liabilities                                           33.0             (0.3)           (20.9)
      Increase in other liabilities                                                      304.0            229.3            149.7
      Other, net                                                                           8.3             22.3             (8.6)
                                                                                      --------         --------         --------
        Net cash provided by operating activities                                      1,320.6          1,384.1          1,386.2
                                                                                      --------         --------         --------
Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                              3,933.9          2,988.7          2,307.9
  Proceeds from sale of securities available-for-sale                                    497.8            602.0            513.1
  Proceeds from repayments of mortgage loans on real estate                            1,204.4            911.7            696.7
  Proceeds from sale of real estate                                                       29.1             18.7              5.7
  Proceeds from sale of limited partnership to related party                             158.9               --               --
  Proceeds from repayments of policy loans and sale of other invested assets              68.9             79.3             40.9
  Cost of securities available-for-sale acquired                                      (7,123.6)        (3,475.5)        (3,724.9)
  Cost of mortgage loans on real estate acquired                                      (2,123.1)        (1,318.0)          (971.4)
  Cost of real estate acquired                                                            (0.4)            (7.1)           (14.2)
  Short-term investments, net                                                           (568.7)           (26.6)           (27.5)
  Collateral received - securities lending, net                                          791.6               --               --
  Other, net                                                                            (192.2)          (182.3)          (110.9)
                                                                                      --------         --------         --------
        Net cash used in investing activities                                         (3,323.4)          (409.1)        (1,284.6)
                                                                                      --------         --------         --------
Cash flows from financing activities:
  Net proceeds from issuance of long-term debt to NFS                                    300.0               --               --
  Capital returned to shareholder                                                           --           (120.0)          (175.0)
  Net change in short-term debt                                                          (18.7)           118.7               --
  Cash dividends paid                                                                    (35.0)          (100.0)           (13.5)
  Increase in investment and universal life insurance product account balances         5,976.7          4,517.0          3,799.4
  Decrease in investment and universal life insurance product account balances        (4,216.0)        (5,377.1)        (3,711.1)
                                                                                      --------         --------         --------
        Net cash provided by (used in) financing activities                            2,007.0           (961.4)          (100.2)
                                                                                      --------         --------         --------
Net increase in cash                                                                       4.2             13.6              1.4

Cash, beginning of year                                                                   18.4              4.8              3.4
                                                                                      --------         --------         --------
Cash, end of year                                                                     $   22.6         $   18.4         $    4.8
                                                                                      ========         ========         ========

See accompanying notes to consolidated financial statements, including note 13 which describes related party transactions.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2001, 2000 and 1999

(1)   Organization and Description of Business

      Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of long-term savings and retirement products in the United States of America and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans and other investment products sold to institutions and life insurance. NLIC sells its products through a diverse network of distribution channels, including independent broker/dealers, brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions and Nationwide agents.

      Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Securities, Inc., and Nationwide Investment Services Corporation.

(2)   Summary of Significant Accounting Policies

      The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which differ from statutory accounting practices. The statutory financial statements of NLIC and NLAIC are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The State of Ohio has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. NLIC and NLAIC have no statutory accounting practices that differ from NAIC SAP. See also note 12.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

      The most significant estimates include those used in determining deferred policy acquisition costs for investment products and universal life insurance products, valuation allowances for mortgage loans on real estate, impairment losses on other investments and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are appropriate.

      (a)   Consolidation Policy

            The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling interest. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (b)   Valuation of Investments, Investment Income and Related Gains and
            Losses

            The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income (AOCI) in shareholders' equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. Management regularly reviews its fixed maturity and equity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, of the security, the length of time the security's fair value has been below amortized cost/cost, and by how much, and specific credit issues related to the issuer. Impairment losses result in a reduction of the cost basis of the underlying investment.

            For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income. All other investment income is recorded on the accrual basis.

            Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the estimated value of the mortgage loan. Estimated value is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

            The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by the Company to absorb estimated probable credit losses. The Company's periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

            Real estate is carried at cost less accumulated depreciation. Real estate designated as held for disposal is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

            Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in valuation allowances and impairment losses for other-than-temporary declines in fair values are included in realized gains and losses on investments, hedging instruments and hedged items.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (c)   Derivative Instruments

            Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as either a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge), a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or a foreign currency fair value or cash flow hedge (foreign currency hedge) or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

            The Company enters into interest rate swaps, cross-currency swaps or Eurodollar Futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item, attributable to the risk being hedged, are also recorded in realized gains and losses on investments, hedging instruments and hedged items. The adjustment of the carrying amount of hedged assets using Eurodollar Futures and firm commitments using Treasury Futures are accounted for in the same manner as other components of the carrying amount of that asset. The adjustment of the carrying amount is amortized to investment income over the life of the asset.

            The Company may enter into receive fixed/pay variable interest rate swaps to hedge existing floating rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are classified as cash flow hedges and are carried at fair value, with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on cash flow derivative instruments are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.

            Amounts receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item.

            From time to time, the Company may enter into a derivative transaction that will not qualify for hedge accounting. These include basis swaps (receive one variable rate, pay another variable rate) to hedge variable rate assets or foreign-denominated liabilities. These instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.

            The Company discontinues hedge accounting prospectively when it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of the hedged item, the derivative expires, or is sold, terminated or exercised, the derivative is dedesignated as a hedging instrument, because it is unlikely that a forecasted transaction will occur, a hedged firm commitment no longer meets the definition of a firm commitment, or management determines that designation of the derivative as a hedging instrument is no longer appropriate.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the Company continues to carry the derivative on the consolidated balance sheet at its fair value, and no longer adjusts the hedged item for changes in fair value. The adjustment of the carrying amount of the hedged item is accounted for in the same manner as other components of the carrying amount of that item. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the Company continues to carry the derivative on the consolidated balance sheet at its fair value, removes any asset or liability that was recorded pursuant to recognition of the firm commitment from the consolidated balance sheet and recognizes any gain or loss in net realized gains and losses on investments, hedging instruments and hedged items. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the Company continues to carry the derivative on the consolidated balance sheet at fair value and gains and losses that were accumulated in AOCI are recognized immediately in realized gains and losses on investments, hedging instruments and hedged items. In all other situations in which hedge accounting is discontinued, the Company continues to carry the derivative at its fair value on the consolidated balance sheet, and recognizes any changes in fair value in net realized gains and losses on investments, hedging instruments and hedged items.

            Prior to the adoption of SFAS 133, defined in note 2 (k), provided they met specific criteria, interest rate and foreign currency swaps and futures were considered hedges and accounted for under the accrual and deferral method, respectively. Amounts receivable or payable under interest rate and foreign currency swaps were recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Changes in the fair value of interest rate swaps were not recognized on the consolidated balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale, for which changes in fair values were reported in AOCI. Gains and losses on foreign currency swaps were recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

      (d)   Revenues and Benefits

            Investment Products and Universal Life Insurance Products:
            Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

            Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (e)   Deferred Policy Acquisition Costs

            The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new or renewal business have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period.

            For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. The Company regularly reviews the estimated future gross profits and revises such estimates when appropriate. The cumulative change in amortization as a result of changes in estimates to reflect current best estimates is recorded as a charge or credit to amortization expense. The most significant assumptions that are involved in the estimation of future gross profits include future market performance and surrender/lapse rates. In the event actual expense differs significantly from assumptions or assumptions are significantly revised, the Company may be required to record a significant charge or credit to amortization expense. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).

            For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

      (f)   Separate Accounts

            Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at market value except for separate account contracts with guaranteed investment returns. For all but $1.39 billion and $1.12 billion of separate account assets as of December 31, 2001 and 2000, respectively, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives. Such fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.

      (g)   Future Policy Benefits

            Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

            Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

      (h)   Participating Business

            Participating business represented approximately 17% in 2001 (21% in 2000 and 29% in 1999) of the Company's life insurance in force, 63% in 2001 (66% in 2000 and 69% in 1999) of the number of life insurance policies in force, and 9% in 2001 (8% in 2000 and 13% in 1999) of life insurance statutory premiums. The provision for policyholder dividends was based on then current dividend scales and has been included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      (i)   Federal Income Tax

            The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the ultimate majority shareholder of NFS. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

            The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain expenses and the realization of certain tax credits. In the event the ultimate deductibility of certain expenses or the realization of certain tax credits differ from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements.

            The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

      (j)   Reinsurance Ceded

            Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

      (k)   Recently Issued Accounting Pronouncements

            In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
            133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, was adopted by the Company effective January 1, 2001. Upon adoption, the provisions of SFAS 133 were applied prospectively.

            SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

            As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. The adoption of SFAS 133 resulted in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) was recorded in AOCI at January 1, 2001. The adoption of SFAS 133 resulted in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 resulted in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively, as of January 1, 2001.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            The adoption of SFAS 133 may increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

            In November 1999, the Emerging Issues Task Force (EITF) issued EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20). The Company adopted EITF 99-20 on April 1, 2001. EITF 99-20 establishes the method of recognizing interest income and impairment on asset-backed investment securities. EITF 99-20 requires the Company to update the estimate of cash flows over the life of certain retained beneficial interests in securitization transactions and purchased beneficial interests in securitized financial assets. Pursuant to EITF 99-20, based on current information and events, if the Company estimates that the fair value of its beneficial interests is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment should be recognized. The cumulative effect, net of tax, upon adoption of EITF 99-20 on April 1, 2001 decreased net income by $2.3 million with a corresponding increase to AOCI.

            In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, Business Combinations (SFAS 141) and Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142).

            SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and the use of the pooling-of-interests method has been eliminated.

            SFAS 142 applies to all acquired intangible assets whether acquired singularly, as part of a group, or in a business combination. SFAS 142 supersedes APB Opinion No. 17, Intangible Assets, and will carry forward provisions in Opinion 17 related to internally developed intangible assets. SFAS 142 changes the accounting for goodwill and intangible assets with indefinite lives from an amortization method to an impairment-only approach. The amortization of goodwill from past business combinations ceased upon adoption of this statement, which was January 1, 2002 for the Company. Companies are required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment within six months of adoption. Any transitional impairment losses will be recognized in the first interim period in the year of adoption and will be recognized as the cumulative effect of a change in accounting principle.

            The Company does not expect any material impact of adopting SFAS 141 and SFAS 142 on the results of operations and financial position.

            In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (SFAS 144). SFAS 144 supersedes SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and APB Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 is effective for fiscal years beginning after December 15, 2001 (January 1, 2002 for the Company) and will carry forward many of the provisions of SFAS 121 and Opinion 30 for recognition and measurement of the impairment of long-lived assets to be held and used, and measurement of long-lived assets to be disposed of by sale. Under SFAS 144, if a long-lived asset is part of a group that includes other assets and liabilities, then the provisions of SFAS 144 apply to the entire group. In addition, SFAS 144 does not apply to goodwill and other intangible assets that are not amortized. Management does not expect the adoption of SFAS 144 to have a material impact on the results of operations or financial position of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            In 2001, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 01-5, Amendments to Specific AICPA Pronouncements for Changes Related to the NAIC Codification (SOP 01-5). In doing so, AICPA SOP 94-5, Disclosures of Certain Matters in the Financial Statements of Insurance Enterprises, was amended to reflect the results of the completion of the NAIC codification of statutory accounting practices for certain insurance enterprises (Codification). The adoption of SOP 01-5 did not have an impact on the results of operations or financial position of the Company.

      (l)   Reclassification

            Certain items in the 2000 and 1999 consolidated financial statements and related footnotes have been reclassified to conform to the 2001 presentation.

(3)   Investments

      The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2001 and 2000 were:

                                                                                        Gross         Gross
                                                                     Amortized        unrealized    unrealized       Estimated
      (in millions)                                                    cost             gains         losses        fair value
                                                                     =========        ==========    ==========      ==========
      December 31, 2001
          Fixed maturity securities:
          U.S. Treasury securities and obligations of U.S.
            Government corporations and agencies                     $   263.2        $    23.1     $     0.5        $   285.8
          Obligations of states and political subdivisions                 7.6              0.3            --              7.9
          Debt securities issued by foreign governments                   41.8              2.6            --             44.4
          Corporate securities                                        11,769.8            470.6         176.5         12,063.9
          Mortgage-backed securities - U.S. Government backed          2,012.3             67.8           3.7          2,076.4
          Asset-backed securities                                      3,866.9             76.7          51.2          3,892.4
                                                                     ---------        ---------     ---------        ---------
              Total fixed maturity securities                         17,961.6            641.1         231.9         18,370.8
        Equity securities                                                 83.0             11.0            --             94.0
                                                                     ---------        ---------     ---------        ---------
                                                                     $18,044.6        $   652.1     $   231.9        $18,464.8
                                                                     =========        =========     =========        =========

      December 31, 2000
          Fixed maturity securities:
          U.S. Treasury securities and obligations of U.S.
            Government corporations and agencies                     $   277.5        $    33.4     $     0.1        $   310.8
          Obligations of states and political subdivisions                 8.6              0.2            --              8.8
          Debt securities issued by foreign governments                   94.1              1.5           0.1             95.5
          Corporate securities                                         9,758.3            235.0         135.1          9,858.2
          Mortgage-backed securities - U.S. Government backed          2,719.1             46.1           3.8          2,761.4
          Asset-backed securities                                      2,388.2             36.3          16.2          2,408.3
                                                                     ---------        ---------     ---------        ---------
              Total fixed maturity securities                         15,245.8            352.5         155.3         15,443.0
        Equity securities                                                103.5              9.5           4.0            109.0
                                                                     ---------        ---------     ---------        ---------
                                                                     $15,349.3        $   362.0     $   159.3        $15,552.0
                                                                     =========        =========     =========        =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2001, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Amortized              Estimated
      (in millions)                                                                           cost                 fair value
                                                                                            =========              ==========
      Fixed maturity securities available for sale:
         Due in one year or less                                                            $ 1,125.4               $ 1,141.7
         Due after one year through five years                                                5,154.4                 5,295.6
         Due after five years through ten years                                               4,073.6                 4,188.8
         Due after ten years                                                                  1,729.0                 1,775.9
                                                                                            ---------               ---------
                                                                                             12,082.4                12,402.0
          Mortgage-backed securities - U.S. Government backed                                 2,012.3                 2,076.4
          Asset-backed securities                                                             3,866.9                 3,892.4
                                                                                            ---------               ---------
                                                                                            $17,961.6               $18,370.8
                                                                                            =========               =========

      The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

      (in millions)                                                                           2001                    2000
                                                                                            =========               =========
      Gross unrealized gains                                                                $   420.2               $   202.7
      Adjustment to deferred policy acquisition costs                                           (94.9)                  (23.2)
      Deferred federal income tax                                                              (113.9)                  (62.8)
                                                                                            ---------               ---------
                                                                                            $   211.4               $   116.7
                                                                                            =========               =========

      An analysis of the change in gross unrealized gains (losses) on securities available-for-sale for the years ended December 31:

           (in millions)                                                   2001                  2000                   1999
                                                                          ======                ======                =======
      Securities available-for-sale:
        Fixed maturity securities                                         $212.0                $280.5                $(607.1)
        Equity securities                                                    5.5                  (2.5)                  (8.8)
                                                                          ------                ------                -------
                                                                          $217.5                $278.0                $(615.9)
                                                                          ======                ======                =======

      Proceeds from the sale of securities available-for-sale during 2001, 2000 and 1999 were $497.8 million, $602.0 million and $513.1 million, respectively. During 2001, gross gains of $31.3 million ($12.1 million and $10.4 million in 2000 and 1999, respectively) and gross losses of $10.1 million ($15.1 million and $35.5 million in 2000 and 1999, respectively) were realized on those sales.

      The Company had $25.2 million and $13.0 million of real estate investments as of December 31, 2001 and 2000, respectively, that were non-income producing the preceding twelve months.

      Real estate is presented at cost less accumulated depreciation of $22.0 million as of December 31, 2001 ($25.7 million as of December 31, 2000). The carrying value of real estate held for disposal totaled $33.4 million and $8.5 million as of December 31, 2001 and 2000, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The recorded investment of mortgage loans on real estate considered to be impaired was $29.9 million as of December 31, 2001 ($9.8 million as of December 31, 2000), which includes $5.3 million ($5.3 million as of December 31, 2000) of impaired mortgage loans on real estate for which the related valuation allowance was $1.0 million ($1.6 million as of December 31, 2000) and $24.6 million ($4.5 million as of December 31, 2000) of impaired mortgage loans on real estate for which there was no valuation allowance. Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is greater than the recorded investment of the loan. During 2001, the average recorded investment in impaired mortgage loans on real estate was $7.9 million ($7.7 million in 2000) and interest income recognized on those loans totaled $0.4 million in 2001 ($0.4 million in 2000) which is equal to interest income recognized using a cash-basis method of income recognition.

      Activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31 was as follows:

      (in millions)                                                              2001               2000               1999
                                                                               ========           ========           ========
      Allowance, beginning of year                                             $   45.3           $   44.4           $   42.4
        Additions (reductions) charged (credited) to operations                    (1.2)               4.1                0.7
        Direct write-downs charged against the allowance                           (1.2)              (3.2)                --
        Allowance on acquired mortgage loans                                         --                 --                1.3
                                                                               --------           --------           --------
           Allowance, end of year                                              $   42.9           $   45.3           $   44.4
                                                                               ========           ========           ========

      An analysis of investment income (loss) by investment type follows for the years ended December 31:

      (in millions)                                                              2001              2000               1999
                                                                               ========           ========           ========
      Gross investment income:
        Securities available-for-sale:
          Fixed maturity securities                                            $1,181.1           $1,095.5           $1,031.3
          Equity securities                                                         1.8                2.6                2.5
        Mortgage loans on real estate                                             527.9              494.5              460.4
        Real estate                                                                33.1               32.2               28.8
        Short-term investments                                                     28.3               27.0               18.6
        Derivatives                                                               (19.7)               3.9               (1.0)
        Other                                                                      20.9               49.3               27.5
                                                                               --------           --------           --------
            Total investment income                                             1,773.4            1,705.0            1,568.1
      Less investment expenses                                                     48.4               50.1               47.3
                                                                               --------           --------           --------
            Net investment income                                              $1,725.0           $1,654.9           $1,520.8
                                                                               ========           ========           ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      An analysis of net realized (losses) gains on investments, hedging instruments and hedged items, by investment type follows for the years ended December 31:

      (in millions)                                                                       2001           2000           1999
                                                                                         ======         ======         ======
      Unrelated parties:
         Realized gains (losses) on sale of securities available-for-sale:
            Fixed maturity securities                                                    $ 20.8         $ (7.7)        $(32.5)
            Equity securities                                                               0.4            4.7            7.4
         Other-than-temporary impairments of securities available-for-sale:
            Fixed maturity securities                                                     (66.1)         (10.5)           7.5
            Equity securities                                                             (13.8)            --             --
         Real estate                                                                        1.9           (0.5)           0.9
         Mortgage loans on real estate(1)                                                   0.6           (4.2)          (0.6)
         Derivatives                                                                         --           (2.7)          (1.6)
         Other                                                                             (6.5)           1.5            7.3
                                                                                         ------         ------         ------
                                                                                          (62.7)         (19.4)         (11.6)
      Related party - gain on sale of limited partnership                                  44.4             --             --
                                                                                         ------         ------         ------
      Net realized losses on investments, hedging instruments and
          hedged items                                                                   $(18.3)        $(19.4)        $(11.6)
                                                                                         ======         ======         ======

----------
      (1) The 2001 amount is comprised of $9.9 million of net realized gains on the sale of mortgage loans on real estate, including those related to a securitization transaction, and $9.3 million of realized losses on derivatives hedging the sale of mortgage loans on real estate.

      Fixed maturity securities with an amortized cost of $6.6 million as of December 31, 2001 and $6.5 million as of December 31, 2000 were on deposit with various regulatory agencies as required by law. In addition, fixed maturity securities with an amortized cost of $6.3 million as of December 31, 2000 were placed in escrow under a contractual obligation and none as of December 31, 2001.

      As of December 31, 2001 the Company had pledged fixed maturity securities with a fair value of $112.3 million as collateral to various derivative counterparties.

      As of December 31, 2001 the Company held collateral of $18.0 million on derivative transactions. This amount is included in short-term investments with a corresponding liability recorded in other liabilities.

      As of December 31, 2001, the Company had loaned securities with a fair value of $775.5 million. As of December 31, 2001 the Company held collateral of $791.6 million. This amount is included in short-term investments with a corresponding liability recorded in other liabilities.

(4)   Short-term Debt

      NLIC has established a $300 million commercial paper program under which, borrowings are unsecured and are issued for terms of 364 days or less. As of December 31, 2001 and 2000 the Company had $100.0 million and $118.7 million, respectively, of commercial paper outstanding at an average effective rate of 1.90% and 6.53%, respectively. See also note 14.

(5)   Long-term Debt, payable to NFS

      On December 19, 2001 the Company sold a 7.50%, $300.0 million surplus note to NFS, maturing on December 17, 2031. The fair value of the surplus note as of December 31, 2001 was $300.0 million. Principal and interest payments are subject to prior approval by the superintendent of insurance of the State of Ohio. The Company is scheduled to pay interest semi-annually on June 17 and December 17 of each year commencing June 17, 2002.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(6)   Derivative Financial Instruments

      QUALITATIVE DISCLOSURE

      Interest Rate Risk Management

      The Company is exposed to changes in the fair value of fixed rate investments (commercial mortgage loans and corporate bonds) due to changes in interest rates. To manage this risk, the Company enters into various types of derivative instruments to minimize fluctuations in fair values resulting from changes in interest rates. The Company principally uses interest rate swaps and short Eurodollar futures to manage this risk.

      Under interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments, thereby creating floating rate investments.

      Short Eurodollar futures change the fixed rate cash flow exposure to variable rate cash flows. With short Eurodollar futures, if interest rates rise (fall), the gains (losses) on the futures adjust the fixed rate income on the investments, thereby creating floating rate investments.

      As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of the commitment due to changes in interest rates during the commitment period. To manage this risk, the Company enters into short Treasury futures.

      With short Treasury futures, if interest rates rise (fall), the gains (losses) on the futures will offset the change in fair value of the commitment.

      Floating rate investments (commercial mortgage loans and corporate bonds) expose the Company to fluctuations in cash flow and investment income due to changes in interest rates. To manage this risk, the Company enters into receive fixed, pay variable over-the-counter interest rate swaps or long Eurodollar futures strips to convert the variable rate investments to a fixed rate.

      In using interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments; thereby creating fixed rate assets.

      The long Eurodollar futures change the variable rate cash flow exposure to fixed rate cash flows. With long Eurodollar futures, if interest rates rise (fall), the losses (gains) on the futures are used to reduce the variable rate income on the investments, thereby creating fixed rate investments.

      Foreign Currency Risk Management

      In conjunction with the Company's medium-term note program, from time to time, the Company issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a variable U.S. dollar rate.

      For a fixed rate liability, the cross-currency interest rate swap is structured to receive a fixed rate, in the foreign currency, and pay a variable U.S. dollar rate, generally 3-month libor. For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate, in the foreign currency, and pay a variable U.S. dollar rate, generally 3-month libor.

      The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and interest rates. To manage this risk, the Company uses cross-currency interest rate swaps to convert these assets to variable U.S. dollar rate instruments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable U.S. dollar rate, generally 3-month libor.

      Non-Hedging Derivatives

      From time-to-time, the Company enters into over-the-counter basis swaps (receive one variable rate, pay another variable rate) to change the rate characteristics of a specific investment to better match the variable rate paid on a liability. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability; therefore, basis swaps do not receive hedge accounting treatment.

      QUANTITATIVE DISCLOSURE

      Fair Value Hedges

      During the year ended December 31, 2001, gains of $2.1 million were recognized in net realized losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.

      Cash Flow Hedges

      For the year ended December 31, 2001, the ineffective portion of cash flow hedges was immaterial. There were no gains or losses attributable to the portion of the derivative instruments' change in fair value excluded from the assessment of hedge effectiveness.

      The Company anticipates reclassifying less than $0.1 million in losses out of AOCI over the next 12-month period.

      As of December 31, 2001, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions is twelve months. The Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable.

      Other Derivative Instruments, Including Embedded Derivatives

      Net realized gains and losses on investments, hedging instruments and hedged items for the year ended December 31, 2001 include a loss of $1.6 million related to other derivative instruments, including embedded derivatives. For the year ended December 31, 2001 a $27.7 million loss was recorded in net realized losses on investments, hedging instruments and hedged items reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate medium-term notes denominated in foreign currencies. An offsetting gain of $26.3 million was recorded in net realized losses on investments, hedging instruments and hedged items to reflect the change in spot rates of these foreign currency denominated obligations during the year ended December 31, 2001.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The notional amount of derivative financial instruments outstanding as of December 31, 2001 and 2000 were as follows:

       (in millions )                                                                              2001                  2000
                                                                                                 ========             ========
       Interest rate swaps
         Pay fixed/receive variable rate swaps hedging investments                               $1,952.3             $  934.8
         Pay variable/receive fixed rate swaps hedging investments                                  698.4                 98.8
         Pay variable/receive variable rate swaps hedging investments                               197.8                184.0
         Other contracts hedging investments                                                        523.0                 20.4

      Cross currency interest rate swaps
          Hedging foreign currency denominated investments                                           56.1                 30.5
          Hedging foreign currency denominated liabilities                                        2,500.4              1,512.2

      Interest rate futures contracts                                                             6,019.4              5,659.8
                                                                                                 --------             --------

(7)   Federal Income Tax

      The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2001 and 2000 were as follows:

      (in millions)                                                                             2001                     2000
                                                                                              ========                 ========
      Deferred tax assets:
        Equity securities                                                                     $    6.5                 $     --
        Future policy benefits                                                                     8.2                     34.7
        Liabilities in separate accounts                                                         482.5                    462.7
        Mortgage loans on real estate and real estate                                              7.5                     18.8
        Derivatives                                                                               93.0                       --
        Other assets and other liabilities                                                        81.8                     40.3
                                                                                              --------                 --------
          Total gross deferred tax assets                                                        679.5                    556.5
        Less valuation allowance                                                                  (7.0)                    (7.0)
                                                                                              --------                 --------
          Net deferred tax assets                                                                672.5                    549.5
                                                                                              --------                 --------

      Deferred tax liabilities:
        Deferred policy acquisition costs                                                        861.3                    783.7
        Derivatives                                                                               91.5                       --
        Fixed maturity securities                                                                173.0                     98.8
        Deferred tax on realized investment gains                                                 26.1                     29.0
        Equity securities and other long-term investments                                         31.7                      6.4
        Other                                                                                     68.8                     38.1
                                                                                              --------                 --------
          Total gross deferred tax liabilities                                                 1,252.4                    956.0
                                                                                              --------                 --------
          Net deferred tax liability                                                          $  579.9                 $  406.5
                                                                                              ========                 ========

      In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for the years ended December 31, 2001, 2000 and 1999.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Company's current federal income tax liability was $186.2 million and $108.9 million as of December 31, 2001 and 2000, respectively.

      Federal income tax expense attributable to income before cumulative effect of adoption of accounting principles for the years ended December 31 was as follows:

      (in millions)                                                      2001                    2000                    1999
                                                                        ======                  ======                  ======
      Currently payable                                                 $ 32.5                  $ 78.0                  $ 53.6
      Deferred tax expense                                               128.9                   129.7                   147.8
                                                                        ------                  ------                  ------
                                                                        $161.4                  $207.7                  $201.4
                                                                        ======                  ======                  ======

      Total federal income tax expense for the years ended December 31, 2001, 2000 and 1999 differs from the amount computed by applying the U.S. federal income tax rate to income before federal income tax expense and cumulative effect of adoption of accounting principles as follows:

                                                                  2001                     2000                    1999
                                                            -------------------     -------------------     -------------------
      (in millions)                                         Amount          %       Amount          %       Amount          %
                                                            ======       ======     ======       ======     ======       ======
      Computed (expected) tax expense                       $220.6         35.0     $239.1         35.0     $212.3         35.0
      Tax exempt interest and dividends
        received deduction                                   (48.8)        (7.7)     (24.7)        (3.6)      (7.3)        (1.2)
      Income tax credits                                     (11.5)        (1.8)      (8.0)        (1.2)      (4.3)        (0.7)
      Other, net                                               1.1          0.1        1.3          0.2        0.7          0.1
                                                            ------       ------     ------       ------     ------       ------
          Total (effective rate of each year)               $161.4         25.6     $207.7         30.4     $201.4         33.2
                                                            ======       ======     ======       ======     ======       ======

      Total federal income tax (refunded) paid was $(45.4) million, $74.6 million and $29.8 million during the years ended December 31, 2001, 2000 and 1999, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(8)   Comprehensive Income (Loss)

      Comprehensive income (loss) includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Other comprehensive income (loss) is comprised of unrealized gains (losses) on securities available-for-sale and accumulated net losses on cash flow hedges. The related before and after federal income tax amounts for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                                       2001           2000          1999
                                                                                         ======         ======        =======
      Unrealized gains (losses) on securities available-for-sale arising during the period:
         Gross                                                                           $164.0         $264.5        $(665.3)
         Adjustment to deferred policy acquisition costs                                  (71.7)         (74.0)         167.5
         Related federal income tax (expense) benefit                                     (32.3)         (66.7)         171.4
                                                                                         ------         ------        -------
            Net                                                                            60.0          123.8         (326.4)
                                                                                         ------         ------        -------

      Reclassification adjustment for net losses on securities
         available-for-sale realized during the period:
         Gross                                                                             58.7           13.5           17.6
         Related federal income tax benefit                                               (20.5)          (4.7)          (6.2)
                                                                                         ------         ------        -------
            Net                                                                            38.2            8.8           11.4
                                                                                         ------         ------        -------

      Other comprehensive income (loss) on securities
         available-for-sale                                                                98.2          132.6         (315.0)
                                                                                         ------         ------        -------

      Accumulated net loss on cash flow hedges:
         Gross                                                                            (13.5)            --             --
         Related federal income tax benefit                                                 4.7             --             --
                                                                                         ------         ------        -------
           Other comprehensive loss on cash flow hedges                                    (8.8)            --             --
                                                                                         ------         ------        -------

      Accumulated net loss on transition adjustments:
            Transition adjustment - SFAS 133                                               (5.6)            --             --
            Transition adjustment - EITF 99-20                                              3.5             --             --
            Related federal income tax benefit                                              0.7             --             --
                                                                                         ------         ------        -------
              Other comprehensive loss on transition adjustments                           (1.4)            --             --
                                                                                         ------         ------        -------
      Total other comprehensive income (loss)                                            $ 88.0         $132.6        $(315.0)
                                                                                         ======         ======        =======

      Reclassification adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during 2001 and, therefore, are not reflected in the table above.

(9)   Fair Value of Financial Instruments

      The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

      Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

      The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

      In estimating its fair value disclosures, the Company used the following methods and assumptions:

            Fixed maturity and equity securities: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

            Mortgage loans on real estate, net: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

            Policy loans, short-term investments and cash: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Separate account assets and liabilities: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

            Investment contracts: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

            Policy reserves on life insurance contracts: Included are disclosures for individual and corporate-owned life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

            Collateral received - securities lending and derivatives: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Short-term debt: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

            Long-term debt, payable to NFS: The fair value for long-term debt is based on quoted market prices.

            Commitments to extend credit: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 10.

            Futures contracts: The fair value for futures contracts is based on quoted market prices.

            Interest rate and foreign currency swaps: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

      Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                           2001                              2000
                                                                ---------------------------        ----------------------------
                                                                 Carrying        Estimated           Carrying        Estimated
           (in millions)                                          amount         fair value           amount         fair value
                                                                ==========       ==========         ==========       ==========
           Assets:
             Investments:
               Securities available-for-sale:
                 Fixed maturity securities                      $ 18,370.8       $ 18,370.8         $ 15,451.3       $ 15,451.3
                 Equity securities                                    94.0             94.0              109.0            109.0
               Mortgage loans on real estate, net                  7,113.1          7,293.3            6,168.3          6,327.8
               Policy loans                                          591.1            591.1              562.6            562.6
               Short-term investments                              1,011.3          1,011.3              442.6            442.6
             Cash                                                     22.6             22.6               18.4             18.4
             Assets held in separate accounts                     59,513.0         59,513.0           65,897.2         65,897.2

           Liabilities:
             Investment contracts                                (19,549.5)       (18,421.0)         (16,815.3)       (15,979.8)
             Policy reserves on life insurance contracts          (5,666.5)        (5,524.4)          (5,368.4)        (5,128.5)
             Collateral received - securities lending and
                 derivatives                                        (809.6)          (809.6)                --               --
             Short-term debt                                        (100.0)          (100.0)            (118.7)          (118.7)
             Long-term debt, payable to NFS                         (300.0)          (300.0)                --               --
             Liabilities related to separate accounts            (59,513.0)       (58,387.3)         (65,897.2)       (64,237.6)

           Derivative financial instruments:
             Interest rate swaps hedging assets                       (5.6)            (5.6)              (8.3)            (8.3)
             Cross currency interest rate swaps                      (66.0)           (66.0)             (24.3)           (24.3)
             Futures contracts                                       (33.0)           (33.0)             (16.0)           (16.0)
                                                                ----------       ----------         ----------       ----------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(10)  Risk Disclosures

      The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

      Credit Risk: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

      Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

      Legal/Regulatory Risk: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the U. S., thus reducing its exposure to any single product or jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

      Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

      Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to generally lend no more than 80% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $344.0 million extending into 2002 were outstanding as of December 31, 2001. The Company also had $81.5 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2001.

      Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2001, NLIC's credit risk from these derivative financial instruments was $1.5 million net of $18.0 million of cash colleteral.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Equity Market Risk: Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2001, 82% of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets will result in corresponding increases and decreases in the Company's separate account assets and the reported asset fee revenue. In addition, a decrease in separate account assets may decrease the Company's expectations of future profit margins, which may require the Company to accelerate the amortization of deferred policy acquisition costs.

      Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U. S. The Company has a diversified portfolio with no more than 20% (22% in 2000) in any geographic area and no more than 2% (1% in 2000) with any one borrower as of December 31, 2001. As of December 31, 2001, 34% (36% in
      2000) of the carrying value of the Company's commercial mortgage loan portfolio financed retail properties.

      Significant Business Concentrations: As of December 31, 2001, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location. Also, the Company did not have a concentration of business transactions with a particular customer, lender or distribution source, a market or geographic area in which business is conducted that makes it vulnerable to an event which could cause a severe impact to the Company's financial position.

      Reinsurance: The Company has entered into reinsurance contracts to cede a portion of its general account individual annuity business. Total recoveries due from these contracts were $161.2 million and $143.1 million as of December 31, 2001 and 2000, respectively. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contracts, trusts have been established as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% or 102% of the reinsured reserves, as outlined in the underlying contract.

      Collateral - Derivatives: The Company enters into agreements with various counterparties to execute over-the-counter derivative transactions. The Company's policy is to include a Credit Support Annex with each agreement to protect the Company for any exposure above the approved credit threshold. This also protects the counterparty against exposure to the Company. The Company generally posts securities as collateral and receives cash as collateral from counterparties. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received during the loan term.

      Collateral - Securities Lending: The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company's policy requires a minimum of 102% of the fair value of the securities loaned be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received during the loan term.

(11) Pension Plan, Postretirement Benefits Other than Pensions and Retirement Savings Plan

      The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Pension costs (benefits) charged to operations by the Company during the years ended December 31, 2001, 2000 and 1999 were $5.0 million, $1.9 million and $(8.3) million, respectively. The Company has recorded a prepaid pension asset of $9.4 million and $13.6 million as of December 31, 2001 and 2000, respectively.

      In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

      The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

      The Company's accrued postretirement benefit expense as of December 31, 2001 and 2000 was $53.8 million and $51.0 million, respectively and the net periodic postretirement benefit cost (NPPBC) for 2001, 2000 and 1999 was $2.9 million, $3.8 million and $4.9 million, respectively.

      Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2001 and 2000 follows:

                                                                           Pension Benefits             Postretirement Benefits
                                                                      -------------------------         -----------------------
      (in millions)                                                     2001             2000             2001            2000
                                                                      ========         ========         ========       ========
      Change in benefit obligation
      Benefit obligation at beginning of year                         $1,981.7         $1,811.4         $  276.4       $  239.8
      Service cost                                                        89.3             81.4             12.6           12.2
      Interest cost                                                      129.1            125.3             21.4           18.7
      Participant contributions                                             --               --              3.3            2.9
      Plan amendment                                                      27.7               --              0.2             --
      Actuarial (gain) loss                                               (5.8)            34.8             20.2           16.1
      Benefits paid                                                      (89.8)           (71.2)           (20.1)         (13.3)
                                                                      --------         --------         --------       --------
      Benefit obligation at end of year                                2,132.2          1,981.7            314.0          276.4
                                                                      ========         ========         ========       ========

      Change in plan assets
      Fair value of plan assets at beginning of year                   2,337.1          2,247.6            119.4           91.3
      Actual return (loss) on plan assets                                (46.6)           140.9             (0.2)          12.2
      Employer contribution                                                 --               --             17.3           26.3
      Participant contributions                                             --               --              3.3            2.9
      Plan curtailment                                                      --             19.8               --             --
      Benefits paid                                                      (89.8)           (71.2)           (20.1)         (13.3)
                                                                      --------         --------         --------       --------
      Fair value of plan assets at end of year                         2,200.7          2,337.1            119.7          119.4
                                                                      --------         --------         --------       --------

      Funded status                                                       68.5            355.4           (194.3)        (157.0)
      Unrecognized prior service cost                                     49.5             25.0              0.2             --
      Unrecognized net gains                                             (79.3)          (311.7)            (4.0)         (34.1)
      Unrecognized net (asset) obligation at transition                   (5.1)            (6.4)             0.8            1.0
                                                                      --------         --------         --------       --------
      Prepaid (accrued) benefit cost                                  $   33.6         $   62.3         $ (197.3)      $ (190.1)
                                                                      ========         ========         ========       ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:

                                                                         Pension Benefits             Postretirement Benefits
                                                                      -----------------------        ------------------------
                                                                       2001             2000            2001            2000
                                                                      =======================        ========================
      Weighted average discount rate                                    6.50%           6.75%           7.25%            7.50%
      Rate of increase in future compensation levels                    4.75%           5.00%             --               --
      Assumed health care cost trend rate:
            Initial rate                                                  --              --           11.00%           11.00%
            Ultimate rate                                                 --              --            5.50%            5.50%
            Declining period                                              --              --           4 Years          4 Years
                                                                       -----           -----           -----            -----

      The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                               2001               2000               1999
      =======================================================================================================================
      Service cost (benefits earned during the period)                           $ 89.3             $ 81.4             $ 80.0
      Interest cost on projected benefit obligation                               129.1              125.3              109.9
      Expected return on plan assets                                             (183.8)            (184.5)            (160.3)
      Recognized gains                                                             (7.8)             (11.8)              (9.1)
      Amortization of prior service cost                                            3.2                3.2                3.2
      Amortization of unrecognized transition asset                                (1.3)              (1.3)              (1.4)
                                                                                 ------             ------             ------
                                                                                 $ 28.7             $ 12.3             $ 22.3
                                                                                 ======             ======             ======

      Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the pension plan resulting in a curtailment gain of $67.1 million. During 1999, the pension plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32.9 million. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19.8 million.

      Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:

                                                                                    2001             2000            1999
                                                                                    ====             ====            ====
      Weighted average discount rate                                                6.75%            7.00%           6.08%
      Rate of increase in future compensation levels                                5.00%            5.25%           4.33%
      Expected long-term rate of return on plan assets                              8.00%            8.25%           7.33%
                                                                                    ----             ----            ----

      The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2001, 2000 and 1999 were as follows:

      (in millions)                                                                       2001           2000           1999
                                                                                          =====          =====          =====
      Service cost (benefits attributed to employee service during the year)              $12.6          $12.2          $14.2
      Interest cost on accumulated postretirement benefit obligation                       21.4           18.7           17.6
      Expected return on plan assets                                                       (9.6)          (7.9)          (4.8)
      Amortization of unrecognized transition obligation of affiliates                      0.6            0.6            0.6
      Net amortization and deferral                                                        (0.4)          (1.3)          (0.5)
                                                                                          -----          -----          -----
                                                                                          $24.6          $22.3          $27.1
                                                                                          =====          =====          =====

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 2001, 2000 and 1999 were as follows:

                                                                                          2001             2000            1999
                                                                                        =======          =======         =======
      Discount rate                                                                       7.50%            7.80%           6.65%
      Long-term rate of return on plan assets, net of tax in 1999                         8.00%            8.30%           7.15%
      Assumed health care cost trend rate:
         Initial rate                                                                    11.00%           13.00%          15.00%
         Ultimate rate                                                                    5.50%            5.50%           5.50%
         Declining period                                                               4 Years          5 Years         6 Years
                                                                                        -------          -------         -------

      Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2001 and on the NPPBC for the year ended December 31, 2001 was not calculated.

      The Company, together with other affiliated companies, sponsors a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 22%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company match is funded on a bi-weekly basis and the expense of such contributions are allocated to the Company based on employee contributions. The Company's expense for contributions to this plan totaled $5.6 million, $4.4 million and $3.3 million for 2001, 2000 and 1999, respectively. Individuals are subject to a dollar limit on salary deferrals per Internal Revenue Service (IRS) Section 402(g) and other limits also apply. The Company has no legal obligation for benefits under this plan.

(12) Shareholder's Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions

      The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's insurance regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements for all periods presented herein.

      The statutory capital and surplus of NLIC as of December 31, 2001, 2000 and 1999 was $1.76 billion, $1.28 billion and $1.35 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2001, 2000 and 1999 was $83.1 million, $158.7 million and $276.2 million, respectively.

      The NAIC completed a project to codify statutory accounting principles (Codification), which became effective January 1, 2001 for NLIC and NLAIC. The resulting change to NLIC's January 1, 2001 surplus was an increase of approximately $80.0 million. The significant change for NLIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

      The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2001 $141.0 million in dividends could be paid by NLIC without prior approval.

      In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses, interest and shareholder dividends in the future.

(13)  Related Party Transactions

      During 2001, the Company entered into a transaction with NMIC, whereby it sold 78% of its interest in a limited partnership (representing 49% of the limited partnership) to NMIC for $158.9 million. As a result of this sale, the Company recorded a realized gain of $44.4 million, and related tax expense of $15.5 million. The sale price, which was paid in cash, represented the fair value of the limited partnership interest and was based on a valuation of the limited partnership and its underlying investments. The valuation was completed by qualified management of the limited partnership and utilized a combination of internal and independent valuations of the underlying investments of the limited partnership. Additionally, senior financial officers and the Boards of Directors of the Company and NMIC separately reviewed and approved the valuation prior to the execution of this transaction. The Company continues to hold an economic and voting interest in the limited partnership of approximately 14%, with NMIC holding the remaining interests.

      NLIC has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $4.68 billion and $4.80 billion as of December 31, 2001 and 2000, respectively. Total revenues from these contracts were $150.7 million, $156.8 million, and $149.7 million for the years ended December 31, 2001, 2000, and 1999, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances were $118.4 million, $131.9 million, and $112.0 million for the years ended December 31, 2001, 2000, and 1999, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties.

      The Company files a consolidated federal tax return with NMIC, as described in Note 2(i). Total payments (from) to NMIC were $(45.4) million, $74.6 million, and $29.8 million for the years ended December 31, 2001, 2000, and 1999, respectively.

      During second quarter 1999, the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to net income in 1999.

      The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 2001, 2000 and 1999 were $200.7 million, $170.1 million, and $193.0 million, respectively, while benefits, claims and expenses ceded were $208.5 million, $168.0 million and $197.3 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as investment management, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2001, 2000 and 1999, the Company made payments to NMIC and Nationwide Services Company totaling $139.8 million, $150.3 million, and $124.1 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

      Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $26.4 million, $31.4 million and $34.5 million for the years ended December 31, 2001, 2000 and 1999, respectively.

      The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2001, 2000 and 1999, the Company made lease payments to NMIC and its subsidiaries of $18.7 million, $14.1 million and $9.9 million, respectively.

      The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus a price differential. During 2001, the most the Company had outstanding at any given time was $368.5 million and the Company incurred interest expense on intercompany repurchase agreements of $0.2 million for 2001. Transactions under the agreements during 2000 and 1999 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

      The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $54.8 million and $321.1 million as of December 31, 2001 and 2000, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

      Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 2001 were $52.9 million, $65.0 million and $79.7 million, respectively.

      On December 19, 2001 the Company sold a 7.50%, $300.0 million surplus note to NFS, maturing on December 17, 2031. The fair value of the surplus note as of December 31, 2001 was $300.0 million. Principal and interest payments are subject to prior approval by the superintendent of insurance of the State of Ohio. The Company is scheduled to pay interest semi-annually on June 17 and December 17 of each year commencing June 17, 2002.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

(14)  Bank Lines of Credit

      The Company has available as a source of funds a $1 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five year $700 million agreement and a 364 day $300 million agreement with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company maintain consolidated tangible net worth, as defined, in excess of $1.69 billion and NLIC maintain statutory surplus in excess of $935 million. The Company had no amounts outstanding under this agreement as of December 31, 2001. Of the total facility, $300 million is designated to back NLIC's commercial paper program. Therefore, borrowing capacity under this facility is reduced by any amounts outstanding under the commercial paper program, which totaled $100.0 million as of December 31, 2001.

(15)  Contingencies

      On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and the other named defendants. On January 25, 2002, the plaintiffs filed a motion for leave to amend their complaint to add three new named plaintiffs. On February 9, 2002, the plaintiffs filed a motion for class certification. The class has not been certified. The Company intends to defend this lawsuit vigorously.

      On August 15, 2001, the Company was named in a lawsuit filed in Connecticut federal court titled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. On September 5, 2001, the plaintiffs amended their complaint to include class action allegations. The plaintiffs seek to represent a class of plan trustees who purchased variable annuities to fund qualified ERISA retirement plans. The amended complaint alleges that the retirement plans purchased variable annuity contracts from the Company which invested in mutual funds that were offered by separate mutual fund companies; that the Company was a fiduciary under ERISA and that the Company breached its fiduciary duty when it accepted certain fees from the mutual fund companies that purportedly were never disclosed by the Company; and that the Company violated ERISA by replacing many of the mutual funds originally included in the plaintiffs' annuities with "inferior" funds because the new funds purportedly paid more in revenue sharing. The amended complaint seeks disgourgement of fees by the Company and other unspecified compensatory damages. On November 15, 2001, the Company filed a motion to dismiss the amended complaint, which has not been decided. On December 3, 2001, the plaintiffs filed a motion for class certification. On January 15, 2002, the plaintiffs filed a response to the Company's motion to dismiss the amended complaint. On February 22, 2002, the Company filed a reply in support of its motion to dismiss. The class has not been certified. The Company intends to defend this lawsuit vigorously.

      There can be no assurance that any such litigation will not have a material adverse effect on the Company in the future.

(16)  Segment Information

      The Company uses differences in products as the basis for defining its reportable segments. The Company reports three product segments:
      Individual Annuity, Institutional Products and Life Insurance.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

      The Individual Annuity segment consists of individual The BEST of AMERICA and private label deferred variable annuity products, deferred fixed annuity products and income products. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.

      The Institutional Products segment is comprised of the Company's private and public sector group retirement plans and medium-term note program. The private sector includes the 401(k) business generated through fixed and variable annuities. The public sector includes the IRC Section 457 business in the form of fixed and variable annuities.

      The Life Insurance segment consists of investment life products, including both individual variable life and COLI products, traditional life insurance products and universal life insurance. Life insurance products provide a death benefit and generally also allow the customer to build cash value on a tax-advantaged basis.

      In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's broker/dealer subsidiary, unallocated expenses and interest expense on debt. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments, hedging instruments and hedged items in the Corporate segment.

      The following tables summarize the financial results of the Company's business segments for the years ended December 31, 2001, 2000 and 1999.

                                                        Individual   Institutional      Life
      (in millions)                                       Annuity       Products      Insurance      Corporate        Total
                                                        ==========   ============     ==========     =========      =========
      2001:
      Net investment income                              $   534.7      $   847.5      $   323.3     $    19.5      $ 1,725.0
      Other operating revenue                                556.0          205.9          506.5          16.0        1,284.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue (1)                       1,090.7        1,053.4          829.8          35.5        3,009.4
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    433.2          627.8          177.7            --        1,238.7
      Amortization of deferred policy
         acquisition costs                                   220.0           47.6           80.3            --          347.9
      Interest expense on debt                                  --             --             --           6.2            6.2
      Other benefits and expenses                            206.1          170.2          387.1           2.7          766.1
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         859.3          845.6          645.1           8.9        2,358.9
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense (1)                      231.4          207.8          184.7          26.6          650.5
      Net realized losses on investments,
         hedging instruments and hedged
         items (2)                                              --             --             --         (20.2)         (20.2)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   231.4      $   207.8      $   184.7     $     6.4      $   630.3
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $43,885.4      $34,130.1      $ 9,129.0     $ 4,010.1      $91,154.6
                                                         =========      =========      =========     =========      =========

----------
(1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.
(2) Realized gains related to securitization transactions are included in operating income.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

                                                        Individual   Institutional       Life
      (in millions)                                       Annuity      Products        Insurance     Corporate        Total
                                                         =========   ============      =========     =========      =========
      2000:
      Net investment income                              $   483.2      $   827.4      $   289.2     $    55.1      $ 1,654.9
      Other operating revenue                                625.9          251.6          453.9          17.0        1,348.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue(1)                        1,109.1        1,079.0          743.1          72.1        3,003.3
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    396.4          628.8          157.2            --        1,182.4
      Amortization of deferred policy
         acquisition costs                                   238.7           49.2           64.2            --          352.1
      Interest expense on debt                                  --             --             --           1.3            1.3
      Other benefits and expenses                            192.3          170.3          368.8          33.7          765.1
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         827.4          848.3          590.2          35.0        2,300.9
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense(1)                       281.7          230.7          152.9          37.1          702.4
      Net realized losses on investments,
         hedging instruments and hedged
         items                                                  --             --             --         (19.4)         (19.4)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   281.7      $   230.7      $   152.9     $    17.7      $   683.0
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $45,422.5      $37,217.3      $ 8,103.3     $ 1,824.2      $92,567.3
                                                         =========      =========      =========     =========      =========

      1999:
      Net investment income                              $   458.9      $   771.2      $   253.1     $    37.6      $ 1,520.8
      Other operating revenue                                511.4          211.9          393.0          66.1        1,182.4
                                                         ---------      ---------      ---------     ---------      ---------
         Total operating revenue (1)                         970.3          983.1          646.1         103.7        2,703.2
                                                         ---------      ---------      ---------     ---------      ---------
      Interest credited to policyholder
         account balances                                    384.9          580.9          130.5            --        1,096.3
      Amortization of deferred policy
         acquisition costs                                   170.9           41.6           60.1            --          272.6
      Other benefits and expenses                            155.3          142.8          334.7          83.4          716.2
                                                         ---------      ---------      ---------     ---------      ---------
         Total benefits and expenses                         711.1          765.3          525.3          83.4        2,085.1
                                                         ---------      ---------      ---------     ---------      ---------
      Operating income before
         federal income tax expense (1)                      259.2          217.8          120.8          20.3          618.1
      Net realized losses on investments,
         hedging instruments and hedged
         items                                                  --             --             --         (11.6)         (11.6)
                                                         ---------      ---------      ---------     ---------      ---------
      Income before federal income tax
         expense and cumulative effect of
         adoption of accounting principles               $   259.2      $   217.8      $   120.8     $     8.7      $   606.5
                                                         =========      =========      =========     =========      =========

      Assets as of year end                              $45,667.8      $39,045.1      $ 6,616.7     $ 1,346.3      $92,675.9
                                                         =========      =========      =========     =========      =========

----------
(1) Excludes net realized gains and losses on investments, hedging instruments and hedged items.

      The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

PART C. OTHER INFORMATION

Item 24.      FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:
                  (1) Financial statements included
                      in Prospectus
                      (Part A):
                      Condensed Financial Information.
                  (2) Financial statements included
                      in Part B:
                      Those financial statements
                      required by Item 23 to be included in Part B have been incorporated therein by reference to the Prospectus (Part
                      A).

              MFS Variable Account:
                      Independent Auditors' Report.
                      Statement of Assets, Liabilities and Contract Owners' Equity as of December 31, 2001.
                      Statements of Operations for the year ended
                      December 31, 2001.
                      Statements of Changes in
                      Contract Owners' Equity for the years ended
                      December 31, 2001 and 2000.
                      Notes to Financial Statements.

              Nationwide Life Insurance Company and subsidiaries:
                      Independent Auditors' Report.
                      Consolidated Balance Sheets as of December
                      31, 2001 and 2000.
                      Consolidated Statements of Income for the years ended December 31, 2001, 2000 and 1999. Consolidated Statements of Shareholder's Equity for the years ended December 31, 2001, 2000 and 1999.
                      Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999 and. Notes to Consolidated Financial Statements.

Item 24.      (b) Exhibits

                        (1) Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant - Filed previously with the Registration Statement, and hereby incorporated by reference.
                        (2)  Not Applicable
                        (3) Underwriting or Distribution of contracts between the Registrant and Principal Underwriter - Filed previously with Post-Effective Amendment No. 26 to the Registration Statement and hereby incorporated by reference.
                        (4)  The form of the variable annuity contract -
                             Filed previously with Post-Effective
                             Amendment No. 19 to the Registration
                             Statement and hereby incorporated by
                             reference.
                        (5) Variable Annuity Application - Filed previously with the Registration Statement, and hereby incorporated by reference.
                        (6) Articles of Incorporation of Depositor - Filed previously with the Registration Statement, and hereby incorporated by reference.
                        (7)  Not Applicable
                        (8)  Not Applicable
                        (9) Opinion of Counsel - Filed previously with the Registration Statement, and hereby incorporated by reference.
                       (10)  Not Applicable
                       (11)  Not Applicable
                       (12)  Not Applicable
                       (13)  Not Applicable

Item 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR


                W. G. Jurgensen, Director and Chief Executive Officer
                Joseph J. Gasper, Director and Chief Operating Officer
                Richard D. Headley, Executive Vice President
                Michael S. Helfer, Director and Executive Vice President-Corporate Strategy
                Donna A. James, Director and Executive Vice President-Chief Administrative Officer
                Michael C. Keller, Executive Vice President-Chief Information Officer
                Robert A. Oakley, Director and Executive Vice President-Chief Financial Officer
                Robert J. Woodward, Jr., Director and Executive Vice President-Chief Investment Officer
                Galen R. Barnes, Director
                John R. Cook, Jr., Senior Vice President-Chief Communications Officer
                David A. Diamond, Senior Vice President-Corporate Strategy
                Philip C. Gath, Senior Vice President-Chief Actuary-Nationwide Financial
                Patricia R. Hatler, Senior Vice President, General Counsel and Secretary
                David K. Hollingsworth, Senior Vice President-President-Nationwide Insurance Sales
                David R. Jahn, Senior Vice President-Product Management
                Richard A. Karas, Senior Vice President-Sales-Financial Services
                Gregory S. Lashutka, Senior Vice President, Corporate Relations
                Edwin P. McCausland, Jr., Senior Vice President-Fixed Income Securities
                Robert H. McNaghten, Senior Vice President-Real Estate Investments
                Michael D. Miller, Senior Vice President-NI Finance
                Brian W. Nocco, Senior Vice President and Treasurer
                Mark Phelan, Senior Vice President-Technology and Operations
                Douglas C. Robinette, Senior Vice President-Claims
                John S. Skubik, Senior Vice President-Strategic Initiatives
                Mark R. Thresher, Senior Vice President-Finance-Nationwide Financial
                Richard M. Waggoner, Senior Vice President-Operations
                Susan A. Wolken, Senior Vice President-Product Management and Nationwide Financial Marketing



                The business address of the Directors and Officers of the Depositor is:
                One Nationwide Plaza
                Columbus, Ohio 43215

Item  26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                DEPOSITOR OR REGISTRANT.

         *Subsidiaries for which separate financial statements are filed

        **Subsidiaries included in the respective consolidated financial statements

       ***Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries

      ****other subsidiaries


            COMPANY                       STATE/COUNTRY OF        NO. VOTING                PRINCIPAL BUSINESS
                                          ORGANIZATION            SECURITIES
                                                                (SEE ATTACHED
                                                                 CHART UNLESS
                                                                  OTHERWISE
                                                                  INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
401(k) Companies, Inc. (The)              Texas                                        Holding company

401(k) Company (The)                      Texas                                        Third-party administrator providing
                                                                                       record keeping services for 401(k)
                                                                                       plans

401(k) Investment Advisors, Inc.          Texas                                        Investment advisor registered with the
                                                                                       SEC

401(k) Investments Services, Inc.         Texas                                        Broker-dealer registered with the
                                                                                       National Association of Securities
                                                                                       Dealer, a self-regulatory body of the
                                                                                       SEC

Affiliate Agency of Ohio, Inc.            Ohio                                         Insurance agency marketing life
                                                                                       insurance and annuity products through
                                                                                       financial institutions

Affiliate Agency, Inc.                    Delaware                                     Insurance agency marketing life
                                                                                       insurance and annuity products through
                                                                                       financial institutions

AGMC Reinsurance Ltd.                     Turks and Caicos Islands                     Captive reinsurer

AID Finance Services, Inc.                Iowa                                         Holding company

ALLIED Document Solutions, Inc. (fka      Iowa                                         Provides general printing services to
Midwest Printing Services, Inc.)                                                       its affiliated companies as well as to
                                                                                       unaffiliated companies

ALLIED General Agency Company             Iowa                                         Managing general agent and surplus
                                                                                       lines broker for property and casualty
                                                                                       insurance products

ALLIED Group Insurance Marketing Company  Iowa                                         Direct marketing of property and
                                                                                       casualty insurance products

ALLIED Group, Inc.                        Iowa                                         Property and casualty insurance
                                                                                       holding company

ALLIED Property and Casualty Insurance    Iowa                                         Underwrites general property and
Company                                                                                casualty insurance

Allied Texas Agency, Inc.                 Texas                                        Acts as a managing general agent to
                                                                                       place personal and commercial
                                                                                       automobile insurance with Colonial
                                                                                       County Mutual Insurance Company for
                                                                                       the independent agency companies

Allnations, Inc.                          Ohio                                         Engages in promoting, extending and
                                                                                       strengthening cooperative insurance
                                                                                       organizations throughout the world

AMCO Insurance Company                    Iowa                                         Underwrites general property and
                                                                                       casualty insurance



                COMPANY                       STATE/COUNTRY OF       NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION         SECURITIES
                                                                    (SEE ATTACHED
                                                                    CHART UNLESS
                                                                      OTHERWISE
                                                                     INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
American Marine Underwriters, Inc.        Florida                                      Underwriting manager for ocean cargo
                                                                                       and hull insurance

Asset Management Holdings, plc            England and Wales                            Holding company of a group engaged in
                                                                                       the management of pension fund assets,
                                                                                       unit trusts and other collective
                                                                                       investment schemes, investment trusts
                                                                                       and portfolios for corporate clients

Cal-Ag Insurance Services, Inc.           California                                   Captive insurance brokerage firm
                                                                                       serving principally, but not
                                                                                       exclusively, the "traditional" agent
                                                                                       producers of CalFarm Insurance Company

CalFarm Insurance Agency                  California                                   Assists agents and affiliated
                                                                                       companies in account completion for
                                                                                       marketing CalFarm products; assists
                                                                                       other in-house agencies in a brokerage
                                                                                       capacity to accommodate policyholders

CalFarm Insurance Company                 California                                   Multi-line insurance corporation that
                                                                                       writes agricultural, commercial,
                                                                                       personal and individual health
                                                                                       coverages and benefits from the
                                                                                       sponsorship of the California Farm
                                                                                       Bureau Federation

Colonial County Mutual Insurance Company  Texas                                        Underwrites non-standard automobile
                                                                                       and motorcycle insurance and various
                                                                                       other commercial liability coverages
                                                                                       in Texas

Cooperative Service Company               Nebraska                                     Insurance agency that sells and
                                                                                       services commercial insurance;
                                                                                       provides loss control and compliance
                                                                                       consulting services as well as audit,
                                                                                       compilation, and tax preparation
                                                                                       services

Corviant Corporation                      Delaware                                     Creates a captive distribution network
                                                                                       through which affiliates can sell
                                                                                       multi-manager investment products,
                                                                                       insurance products and sophisticated
                                                                                       estate planning services

Damian Securities Limited                 England and Wales                            Investment holding company

Depositors Insurance Company              Iowa                                         Underwrites general property and
                                                                                       casualty insurance

Dinamica Participacoes SA                 Brazil                                       Participates in other companies
                                                                                       related to the registrant's
                                                                                       international operations

Discover Insurance Agency of Texas, LLC   Texas                                        Sells property and casualty insurance
                                                                                       products including, but not limited
                                                                                       to, automobile or other vehicle
                                                                                       insurance and homeowner's insurance

Discover Insurance Agency, LLC            California                                   Sells property and casualty
                                                                                       insurance products including, but
                                                                                       not limited to, automobile or other
                                                                                       vehicle insurance and homeowner's
                                                                                       insurance




                COMPANY                       STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION           SECURITIES
                                                                      (SEE ATTACHED
                                                                      CHART UNLESS
                                                                        OTHERWISE
                                                                       INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Eagle Acquisition Corporation             Delaware                                     Merger subsidiary to be used in the
                                                                                       proposed acquisition of Provident
                                                                                       Mutual Life Insurance Company

eNationwide, LLC                          Ohio                                         Limited liability company that
                                                                                       provides administrative services to
                                                                                       Nationwide's direct operation

F&B, Inc.                                 Iowa                                         Insurance agency that places business
                                                                                       not written by the Farmland Insurance
                                                                                       Companies with other carriers

Farmland Mutual Insurance Company         Iowa                                         Provides property and casualty
                                                                                       insurance primarily to agricultural
                                                                                       businesses

Fenplace Limited                          England and Wales                            Inactive

Financial Horizons Distributors Agency    Alabama                                      Insurance agency marketing life
of Alabama, Inc.                                                                       insurance and annuity products through
                                                                                       financial institutions

Financial Horizons Distributors Agency    Ohio                                         Insurance marketing life insurance and
of Ohio, Inc.                                                                          annuity products through financial
                                                                                       institutions

Financial Horizons Distributors Agency    Oklahoma                                     Insurance marketing life insurance and
of Oklahoma, Inc.                                                                      annuity products through financial
                                                                                       institutions

Financial Horizons Distributors Agency    Texas                                        Insurance marketing life insurance and
of Texas, Inc.                                                                         annuity products through financial
                                                                                       institutions

Financial Horizons Securities             Oklahoma                                     Limited broker-dealer doing business
Corporation                                                                            solely in the financial institutions
                                                                                       market

Florida Records Administrator, Inc.       Florida                                      Administers the deferred compensation
                                                                                       plan for the public employees of the
                                                                                       State of Florida

G.I.L. Nominees Limited                   England and Wales                            Acts as a nominee; dormant within the
                                                                                       meaning of Section 249AA of the
                                                                                       Companies Act 1985 (English law)

Gartmore 1990 Limited                     England and Wales                            A general partner in a limited
                                                                                       partnership formed to invest in
                                                                                       unlisted securities

Gartmore 1990 Trustee Limited             England and Wales                            Dormant within the meaning of Section
                                                                                       249AA of the Companies Act 1985
                                                                                       (English law)

Gartmore Capital Management Limited       England and Wales                            Investment management and advisory
                                                                                       services to business, institutional
                                                                                       and private investors; transferred
                                                                                       investment management activity to
                                                                                       Gartmore Investment Limited

Gartmore Distribution Services, Inc.      Delaware                                     Limited broker-dealer

Gartmore Fund Managers International      Jersey, Channel Islands                      Investment administration and support
 Limited

Gartmore Fund Managers Limited            England and Wales                            Authorized unit trust management

Gartmore Global Asset Management Trust    Delaware                                     Holding company for the Gartmore Group
                                                                                       and as a registered investment advisor



                COMPANY                       STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION           SECURITIES
                                                                      (SEE ATTACHED
                                                                      CHART UNLESS
                                                                        OTHERWISE
                                                                       INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
 Gartmore Global Investments, Inc.        Delaware                                     Holding company

 Gartmore Global Partners                 Delaware                                     Investment management

 Gartmore Indosuez UK Recovery Fund       England and Wales                            General partner in two limited
 (G.P.) Limited                                                                        partnerships formed to invest in
                                                                                       unlisted securities

 Gartmore Investment Limited              England and Wales                            Investment management and advisory
                                                                                       services to pension funds, unit trusts
                                                                                       and other collective investment
                                                                                       schemes, investment trusts and
                                                                                       portfolios for corporate and other
                                                                                       institutional clients

 Gartmore Investment Management plc       England and Wales                            Investment holding company and
                                                                                       provides services to other companies
                                                                                       within the Gartmore Group

 Gartmore Investment Services GmbH        Germany                                      Marketing support

 Gartmore Investment Services Limited     England                                      Investment holding

 Gartmore Investor Services, Inc.         Ohio                                         Transfer and dividend disbursing agent
                                                                                       services to various mutual fund
                                                                                       entities

 Gartmore Japan Limited                   Japan                                        Investment management

 Gartmore Morley & Associates, Inc.       Oregon                                       Brokers or places book value
                                                                                       maintenance agreements (wrap
                                                                                       contracts) and guaranteed investment
                                                                                       contracts (GICs) for collective
                                                                                       investment trusts and accounts

 Gartmore Morley Capital Management,      Oregon                                       Investment advisor and stable value
 Inc.                                                                                  money manager

 Gartmore Morley Financial Services,      Oregon                                       Holding company
 Inc.

 Gartmore Mutual Fund Capital Trust       Delaware                                     Registered investment advisor

 Gartmore Nominees Limited                England and Wales                            Nominee; dormant within the meaning of
                                                                                       Section 249AA of the Companies Act
                                                                                       1985 (English law)

 Gartmore Pension Fund Trustees Limited   England and Wales                            Trustee of Gartmore Pension Scheme

 Gartmore S.A. Capital Trust              Delaware                                     Registered investment advisor

 Gartmore Secretaries (Jersey) Ltd.       Jersey, Channel Islands                      Nominee; dormant

 Gartmore Trust Company                   Oregon                                       State bank with trust power

 Gartmore Securities Limited              England and Wales                            Investment holding; partner in
                                                                                       Gartmore Global Partners

 Gartmore U.S. Limited                    England and Wales                            Joint partner in Gartmore Global
                                                                                       Partners

 Gates, McDonald & Company                Ohio                                         Provides services to employers for
                                                                                       managing workers' and unemployment
                                                                                       compensation matters and employee
                                                                                       benefit costs



                COMPANY                       STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION           SECURITIES
                                                                      (SEE ATTACHED
                                                                      CHART UNLESS
                                                                        OTHERWISE
                                                                       INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
 Gates, McDonald & Company of New York,   New York                                     Provides workers'
 Inc.                                                                                  compensation/self-insured claims
                                                                                       administration services to employers
                                                                                       with exposure in New York

 Gates, McDonald & Company of Nevada      Nevada                                       Provides self-insurance
                                                                                       administration, claims examining and
                                                                                       data processing services

 GatesMcDonald Health Plus Inc.           Ohio                                         Provides medical management and cost
                                                                                       containment services to employers

 Insurance Intermediaries, Inc.           Ohio                                         Insurance agency; provides commercial
                                                                                       property and casualty brokerage
                                                                                       services

 Landmark Financial Services of New       New York                                     Insurance agency marketing life
 York, Inc.                                                                            insurance and annuity products through
                                                                                       financial institutions

 Lone Star General Agency, Inc.           Texas                                        General agent to market non-standard
                                                                                       automobile and motorcycle insurance
                                                                                       for Colonial Mutual Insurance Company

 MedProSolutions, Inc.                    Massachusetts                                Provides third-party administration
                                                                                       services for workers compensation,
                                                                                       automobile injury and disability claims

 **National Casualty Company              Wisconsin                                    Underwrites various property and
                                                                                       casualty coverage, as well as
                                                                                       individual and group accident and
                                                                                       health insurance

 National Casualty Company of America,    England                                      Inactive
 Ltd.

 National Deferred Compensation, Inc.     Ohio                                         Administers deferred compensation
                                                                                       plans for public employees
 **National Premium and Benefit           Delaware                                     Provides third-party administration

 Administration Company                                                                services

 Nationwide Affinity Insurance Company    Kansas                                       Shell insurer with no active policies
 of America                                                                            or liabilities

 Nationwide Affordable Housing, LLC       Ohio                                         Invests in affordable multi-family
                                                                                       housing projects throughout the U.S.
 **Nationwide Agency, Inc.                Ohio                                         Insurance agency

 Nationwide Agribusiness Insurance        Iowa                                         Provides property and casualty
 Company                                                                               insurance primarily to agricultural
                                                                                       businesses

 Nationwide Arena, LLC                    Ohio                                         Develops Nationwide Arena and engages
                                                                                       in Arena district development activity

 *Nationwide Asset Allocation Trust       Ohio                                         Diversified open-end investment company


                COMPANY                     STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                              ORGANIZATION           SECURITIES
                                                                    (SEE ATTACHED
                                                                    CHART UNLESS
                                                                      OTHERWISE
                                                                     INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Nationwide Assurance Company              Wisconsin                                    Underwrites non-standard automobile
                                                                                       and motorcycle insurance

Nationwide Cash Management Company        Ohio                                         Buys and sells investment securities
                                                                                       of a short-term nature as agent for
                                                                                       other corporations, foundations, and
                                                                                       insurance company separate accounts

Nationwide Community Development          Ohio                                         Holds investments in low-income
Corporation, LLC                                                                       housing funds

Nationwide Corporation                    Ohio                                         Holding company for entities
                                                                                       affiliated with Nationwide Mutual
                                                                                       Insurance Company and Nationwide
                                                                                       Mutual Fire Insurance Company

Nationwide Exclusive Distribution         Ohio                                         Manages relationships with
Company, LLC                                                                           Nationwide's exclusive agents
                                                                                       including administrative duties

Nationwide Financial Assignment Company   Ohio                                         Administrator of structured settlements

Nationwide Financial Institution          Delaware                                     Insurance agency

Distributors Agency, Inc.

Nationwide Financial Institution          New Mexico                                   Insurance agency
Distributors Agency, Inc. of New Mexico

Nationwide Financial Institution          Massachusetts                                Insurance agency
Distributors Agency, Inc. of
Massachusetts

Nationwide Financial Services (Bermuda)   Bermuda                                      Long-term insurer which issued
Ltd.                                                                                   variable annuity and variable life
                                                                                       products to persons outside the United
                                                                                       States and Bermuda

Nationwide Financial Services Capital     Delaware                                     Issues and sells certain securities
Trust                                                                                  representing individual beneficial
                                                                                       interests in the assets of the Trust

Nationwide Financial Services Capital     Delaware                                     Issues and sells certain securities
Trust II                                                                               representing individual beneficial
                                                                                       interests in the assets of the Trust

Nationwide Financial Services, Inc.       Delaware                                     Holding company for companies within
                                                                                       the Nationwide organization that offer
                                                                                       or distribute long-term savings and
                                                                                       retirement products

Nationwide Financial Sp. z o.o            Poland                                       Provides distribution services for its
                                                                                       affiliated Nationwide Towarzystwo
                                                                                       Ubezpieczen na Zycie S.A. in Poland

Nationwide Foundation                     Ohio                                         Contributes to non-profit activities
                                                                                       and projects

Nationwide General Insurance Company      Ohio                                         Transacts a general insurance
                                                                                       business, except life insurance;
                                                                                       primarily provides automobile and fire
                                                                                       insurance to select customers


                COMPANY                    STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                             ORGANIZATION           SECURITIES
                                                                   (SEE ATTACHED
                                                                   CHART UNLESS
                                                                     OTHERWISE
                                                                    INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Nationwide Global Finance, LLC            Ohio                                         Acts as a support company for
                                                                                       Nationwide Global Holdings, Inc. and
                                                                                       its international capitalization
                                                                                       efforts

Nationwide Global Funds                   Luxembourg                                   Issues shares of mutual funds

Nationwide Global Holdings, Inc.          Ohio                                         Holding company for international
                                                                                       operations
Nationwide Global Holdings,               Luxembourg                                   Extension of Nationwide Global
Inc.-Luxembourg Branch                                                                 Holdings, Inc.

Nationwide Global Holdings-NGH Brazil     Brazil                                       Holding company
Participacoes, LTDA

Nationwide Global Japan, Inc.             Delaware                                     Holding company

Nationwide Global Limited                 Hong Kong                                    Holding company for Asian operations

Nationwide Health Plans, Inc.             Ohio                                         Operates as a Health Insurance
                                                                                       Corporation (HIC)

Nationwide Holdings, SA                   Brazil                                       Participates in other companies
                                                                                       related to the registrant's
                                                                                       international operations

Nationwide Home Mortgage Company          Iowa                                         Mortgage lending

Nationwide Home Mortgage Distributors,    Ohio                                         Performs the marketing function for
Inc.                                                                                   Nationwide Home Mortgage Company

*Nationwide Indemnity Company             Ohio                                         Involved in reinsurance business by
                                                                                       assuming business from Nationwide
                                                                                       Mutual Insurance Company and other
                                                                                       insurers within the Nationwide
                                                                                       Insurance organization

Nationwide Insurance Company of America   Wisconsin                                    Independent agency personal lines
                                                                                       underwriter of property/casualty
                                                                                       insurance

Nationwide Insurance Company of Florida   Ohio                                         Transacts general insurance business
                                                                                       except life insurance

Nationwide International Underwriters     California                                   Special risk, excess and surplus lines
                                                                                       underwriting manager

Nationwide Investment Services            Oklahoma                                     Limited broker-dealer doing business
Corporation                                                                            in the deferred compensation market
                                                                                       and acts as an investment advisor

**Nationwide Life and Annuity Insurance   Ohio                                         Engages in underwriting life insurance
Company                                                                                and granting, purchasing, and
                                                                                       disposing of annuities

Nationwide Life Assurance Company, Ltd.   Thailand                                     Holding company

**Nationwide Life Insurance Company       Ohio                                         Provides individual life insurance,
                                                                                       group life and health insurance, fixed
                                                                                       and variable annuity products, and
                                                                                       other life insurance products


                COMPANY                    STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                             ORGANIZATION           SECURITIES
                                                                   (SEE ATTACHED
                                                                   CHART UNLESS
                                                                     OTHERWISE
                                                                    INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Nationwide Lloyds                         Texas                                        Markets commercial property insurance
                                                                                       in Texas

Nationwide Management Systems, Inc.       Ohio                                         Offers a preferred provider
                                                                                       organization and other related
                                                                                       products and services

Nationwide Martima Vida Previdencia S.A.  Brazil                                       Operates as a licensed insurance
                                                                                       company in the categories of life and
                                                                                       unrestricted private pension plans in
                                                                                       Brazil

Nationwide Mortgage Holdings, Inc.        Ohio                                         Holding company

Nationwide Mutual Fire Insurance Company  Ohio                                         Engages in general insurance and
                                                                                       reinsurance business, except life
                                                                                       insurance

Nationwide Mutual Insurance Company       Ohio                                         Engages in general insurance and
                                                                                       reinsurance business, except life
                                                                                       insurance

Nationwide Properties, Ltd.               Ohio                                         Engaged in the business of developing,
                                                                                       owning and operating real estate and
                                                                                       real estate investments

Nationwide Property and Casualty          Ohio                                         Engages in general insurance and
Insurance Company                                                                      reinsurance business, except life
                                                                                       insurance

Nationwide Realty Investors, Inc.         Ohio                                         Engaged in the business of developing,
                                                                                       owning and operating real estate and
                                                                                       real estate investments

Nationwide Retirement Plan Services,      Ohio                                         Insurance agency providing individual
Inc.                                                                                   and group life, disability and health
                                                                                       insurance as well as marketing
                                                                                       retirement plan administration and
                                                                                       investments

Nationwide Retirement Solutions, Inc.     Delaware                                     Markets and administers deferred
                                                                                       compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Alabama                                      Provides retirement products,
of Alabama                                                                             marketing/education and administration
                                                                                       to public employees and educators

Nationwide Retirement Solutions, Inc.     Arizona                                      Markets and administers deferred
of Arizona                                                                             compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Arkansas                                     Markets and administers deferred
of Arkansas                                                                            compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Montana                                      Markets and administers deferred
of Montana                                                                             compensation plans for public employees



                COMPANY                       STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION           SECURITIES
                                                                      (SEE ATTACHED
                                                                      CHART UNLESS
                                                                        OTHERWISE
                                                                       INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Nationwide Retirement Solutions, Inc.     Nevada                                       Markets and administers deferred
of Nevada                                                                              compensation plans for public employees

Nationwide Retirement Solutions, Inc.     New Mexico                                   Markets and administers deferred
of New Mexico                                                                          compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Ohio                                         Provides retirement products,
of Ohio                                                                                marketing/education and administration
                                                                                       to public employees and educators

Nationwide Retirement Solutions, Inc.     Oklahoma                                     Markets and administers deferred
of Oklahoma                                                                            compensation plans for public employees

Nationwide Retirement Solutions, Inc.     South Dakota                                 Markets and administers deferred
of South Dakota                                                                        compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Texas                                        Markets and administers deferred
of Texas                                                                               compensation plans for public employees

Nationwide Retirement Solutions, Inc.     Wyoming                                      Markets and administers deferred
of Wyoming                                                                             compensation plans for public employees

Nationwide Retirement Solutions           Massachusetts                                Markets and administers deferred
Insurance Agency Inc.                                                                  compensation plans for public
                                                                                       employees

Nationwide Securities, Inc.               Ohio                                         Registered broker-dealer and provides
                                                                                       investment management and
                                                                                       administration services

Nationwide Seguradora S.A.                Brazil                                       Engages in general insurance business

Nationwide Services Company, LLC          Ohio                                         Performs shared services functions
                                                                                       for the Nationwide organization

Nationwide Services Sp. z o.o             Poland                                       Provides services to Nationwide
                                                                                       Global Holdings, Inc. in Poland

Nationwide Towarzstwo Ubezieczen na       Poland                                       Authorized to engage in the business
Zycie SA                                                                               of life insurance and pension
                                                                                       products in Poland

Nationwide Trust Company, FSB             United States                                Federal savings bank chartered by the
                                                                                       Office of Thrift Supervision in U.S.
                                                                                       Department of Treasury to exercise
                                                                                       custody and fiduciary powers

Nationwide UK Asset Management            England and Wales                            Holding company
Holdings, Ltd.

Nationwide UK Holding Company, Ltd.       England and Wales                            Holding company



                COMPANY                   STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                            ORGANIZATION           SECURITIES
                                                                  (SEE ATTACHED
                                                                  CHART UNLESS
                                                                    OTHERWISE
                                                                   INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Nevada Independent                        Nevada                                       Provides workers' compensation
Companies-Construction                                                                 administrative services to Nevada
                                                                                       employers in the construction industry

Nevada Independent Companies-Health and   Nevada                                       Provides workers' compensation
Nonprofit                                                                              administrative services to Nevada
                                                                                       employers in the health and nonprofit
                                                                                       industries

Nevada Independent Companies-             Nevada                                       Provides workers' compensation
Hospitality and Entertainment                                                          administrative services to Nevada
                                                                                       employers in the hospitality and
                                                                                       entertainment industries

Nevada Independent Companies-             Nevada                                       Provides workers' compensation
Manufacturing, Transportation and                                                      administrative services to Nevada
Distribution                                                                           employers in the manufacturing,
                                                                                       transportation and distribution
                                                                                       industries

Newhouse Capital Partners, LLC            Delaware                                     Invests in financial services
                                                                                       companies that specialize in
                                                                                       e-commerce and promote distribution
                                                                                       of financial services

NFS Distributors, Inc.                    Delaware                                     Acts primarily as a holding company
                                                                                       for Nationwide Financial Services,
                                                                                       Inc. distribution companies

NGH Luxembourg, S.A                       Luxembourg                                   Acts primarily as holding company for
                                                                                       Nationwide Global Holdings, Inc.
                                                                                       European operations

NGH Netherlands, B.V.                     The Netherlands                              Holding company for other Nationwide
                                                                                       overseas companies

NGH UK, Ltd.                              United Kingdom                               Functions as a support company for
                                                                                       other Nationwide overseas companies

NorthPointe Capital LLC                   Delaware                                     Registered investment advisor

PanEuroLife                               Luxembourg                                   Life insurance company providing
                                                                                       individual life insurance primarily
                                                                                       in the UK, Belgium and France
Pension Associates, Inc.                  Wisconsin                                    Provides pension plan administration
                                                                                       and record keeping services, and
                                                                                       pension plan and compensation plan
                                                                                       consulting

Premier Agency, Inc.                      Iowa                                         Insurance agency

Riverview Agency, Inc.                    Texas                                        Insurance agency

SBSC Ltd (Thailand)                       Thailand                                     Holding company

Scottsdale Indemnity Company              Ohio                                         Engages in a general insurance
                                                                                       business, except life insurance



                COMPANY                       STATE/COUNTRY OF         NO. VOTING                PRINCIPAL BUSINESS
                                                ORGANIZATION           SECURITIES
                                                                      (SEE ATTACHED
                                                                      CHART UNLESS
                                                                        OTHERWISE
                                                                       INDICATED)
----------------------------------- -------------------------- ---------------------- ------------------------------------------
Scottsdale Insurance Company              Ohio                                         Provides excess and surplus lines of
                                                                                       property and casualty insurance

Scottsdale Surplus Lines Insurance        Arizona                                      Provides excess and surplus lines
Company                                                                                insurance coverage on a non-admitted
                                                                                       basis

Siam-Ar-Na-Khet Company Limited           Thailand                                     Holding company

Vertboise, SA                             Luxembourg                                   Real property holding company

Veterinary Pet Insurance Company          California                                   Provides pet insurance

Veterinary Pet Services, Inc.             California                                   Holding company

Villanova Securities, LLC                 Delaware                                     Provides brokerage services for block
                                                                                       mutual fund trading for both
                                                                                       affiliated and non-affiliated
                                                                                       investment advisors and performs
                                                                                       block mutual fund trading directly
                                                                                       with fund companies

Western Heritage Insurance Company        Arizona                                      Underwrites excess and surplus lines
                                                                                       of property and casualty insurance



                     COMPANY                     STATE/COUNTRY OF        NO. VOTING SECURITIES          PRINCIPAL BUSINESS
                                                   ORGANIZATION           (SEE ATTACHED CHART
                                                                            UNLESS OTHERWISE
                                                                              INDICATED)
----------------------------------------------   -----------------    ------------------------    ----------------------------
  *   MFS Variable Account                             Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Multi-Flex Variable Account           Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide VA Separate Account-A                 Ohio           Nationwide Life and         Issuer of Annuity Contracts
                                                                      Annuity Separate Account

  *   Nationwide VA Separate Account-B                 Ohio           Nationwide Life and         Issuer of Annuity Contracts
                                                                      Annuity Separate Account

  *   Nationwide VA Separate Account-C                 Ohio           Nationwide Life and         Issuer of Annuity Contracts
                                                                      Annuity Separate Account

  *   Nationwide VA Separate Account-D                 Ohio           Nationwide Life and         Issuer of Annuity Contracts
                                                                      Annuity Separate Account

  *   Nationwide Variable Account                      Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-II                   Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-3                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-4                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-5                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-6                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-7                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
      (formerly, Nationwide Fidelity                                  Account
      Advisor Variable Account)

  *   Nationwide Variable Account-8                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-9                    Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

  *   Nationwide Variable Account-10                   Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

      Nationwide Variable Account-11                   Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

      Nationwide Variable Account-12                   Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

      Nationwide Variable Account-13                   Ohio           Nationwide Life Separate    Issuer of Annuity Contracts
                                                                      Account

      Nationwide VL Separate Account-A                 Ohio           Nationwide Life and         Issuer of Life Insurance
                                                                      Annuity Separate Account    Policies

      Nationwide VL Separate Account-B                 Ohio           Nationwide Life and         Issuer of Life Insurance
                                                                      Annuity Separate Account    Policies

  *   Nationwide VL Separate Account-C                 Ohio           Nationwide Life and         Issuer of Life Insurance
                                                                      Annuity Separate Account    Policies



                     COMPANY                     STATE/COUNTRY OF        NO. VOTING SECURITIES          PRINCIPAL BUSINESS
                                                   ORGANIZATION           (SEE ATTACHED CHART
                                                                            UNLESS OTHERWISE
                                                                              INDICATED)
----------------------------------------------   -----------------    ------------------------    ----------------------------
  *   Nationwide VL Separate                           Ohio           Nationwide Life and         Issuer of Life Insurance
      Account -D                                                      Annuity Separate Account    Policies

  *   Nationwide VLI Separate Account                  Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies

  *   Nationwide VLI Separate Account-2                Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies

  *   Nationwide VLI Separate Account-3                Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies

  *   Nationwide VLI Separate Account-4                Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies

  *   Nationwide VLI Separate Account-5                Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies

      Nationwide VLI Separate Account-6                Ohio           Nationwide Life Separate    Issuer of Life Insurance
                                                                      Account                     Policies


                                                                                                                         (left side)








           -------------------------------------------------------------------------------------------------------------------------
           |                                      |
---------------------------           ---------------------------       ----------------------------
|   NATIONWIDE AFFINITY   |           |         ALLIED          |       |                          |
|   INSURANCE COMPANY     |           |       GROUP, INC.       |       |                          |
|       OF AMERICA        |           |          (AGI)          |       |     NATIONWIDE LLOYDS    |
|                         |           |                         |       |                          |
|Common Stock: 500,000    |   |-------|Common Stock: 850 Shares |---|   |                          |
|------------  Shares     |   |       |------------             |   |   |      A TEXAS LLOYDS      |================================
|                         |   |       |                         |   |   |                          |
|              Cost       |   |       |              Cost       |   |   |                          |
|              ----       |   |       |              ----       |   |   |                          |
|Casualty-                |   |       |Casualty-                |   |   |                          |
|100%       $23,843,431   |   |       |100%       $1,243,344,521|   |   |                          |
---------------------------   |       ---------------------------   |   ----------------------------
                              |                                     |
---------------------------   |       ---------------------------   |   ----------------------------
|  NATIONWIDE INSURANCE   |   |       |         ALLIED          |   |   |        DEPOSITORS        |
|   COMPANY OF AMERICA    |   |       |    DOCUMENT SOLUTIONS,  |   |   |     INSURANCE COMPANY    |
|                         |   |       |           INC.          |   |   |       (DEPOSITORS)       |
|Common Stock: 12,000     |   |       |Common Stock: 10,000     |   |   |Common Stock: 300,000     |
|------------  Shares     |   |       |------------  Shares     |   |   |------------  Shares      |
|                         |---|       |                         |---|---|                          |
|              Cost       |   |       |                         |   |   |              Cost        |
|              ----       |   |       |                         |   |   |              ----        |
|                         |   |       |                         |   |   |                          |
|AGI-100%    $215,273,000 |   |       |              Cost       |   |   |AGI-100%      $22,251,842 |
---------------------------   |       |              ----       |   |   ----------------------------
                              |       |AGI-100%      $610,000   |   |
---------------------------   |       ---------------------------   |   ----------------------------
|      AID FINANCE        |   |                                     |   |     ALLIED PROPERTY      |
|     SERVICES, INC.      |   |       ---------------------------   |   |       AND CASUALTY       |
|     (AID FINANCE)       |   |       |          PREMIER        |   |   |    INSURANCE COMPANY     |
|Common Stock: 10,000     |   |       |          AGENCY,        |   |   |Common Stock: 300,000     |
|------------  Shares     |   |       |            INC.         |   |   |------------  Shares      |
|                         |---|       |Common Stock: 100,000    |---|---|                          |
|              Cost       |   |       |------------  Shares     |   |   |              Cost        |
|              ----       |   |       |                         |   |   |              ----        |
|AGI-100%      $19,545,634|   |       |              Cost       |   |   |AGI-100%      $47,018,643 |
---------------------------   |       |              ----       |   |   ----------------------------
            |                 |       |AGI-100%      $100,000   |   |
---------------------------   |       ---------------------------   |   ----------------------------
|        ALLIED           |   |                    |                |   |        NATIONWIDE        |
|   GROUP INSURANCE       |   |       ---------------------------   |   |      HOME MORTGAGE       |
|  MARKETING COMPANY      |   |       |           AMCO          |   |   |      COMPANY (NHMC)      |
|                         |   |       |    INSURANCE COMPANY    |   |   |                          |
|Common Stock: 20,000     |   |       |          (AMCO)         |   |   |Common Stock: 54,348      |
|------------  Shares     |   |       |Common Stock: 300,000    |---|---|------------   Shares     |
|                         |   |       |------------  Shares     |       |                          |
|                         |   |    ---|                         |       |                          |
|                         |   |    |  |              Cost       |       |                          |
|              Cost       |   |    |  |              ----       |       |                          |
|              ----       |   |    |  |                         |       |                          |
| Aid                     |   |    |  |AGI-100%     $147,425,540|       |AGI-88.9%                 |
| Finance-100% $16,059,469|   |    |  ---------------------------       ----------------------------
--------------------------    |    |               |                                  |
                              |    |  ---------------------------       ----------------------------
---------------------------   |    |  |           ALLIED        |       |           AGMC           |
|  NATIONWIDE MORTGAGE    |   |    |  |      GENERAL AGENCY     |       |      REINSURANCE, LTD.   |
|     HOLDINGS INC.       |   |    |  |          COMPANY        |       |                          |
|         (NMHI)          |   |    |  |Common Stock: 5,000      |       |Common Stock: 11,000      |
|                         |   |    |--|------------  Shares     |       |------------  Shares      |
|                         | --|    |  |                         |       |                          |
|                         |        |  |              Cost       |       |              Cost        |
|                         |        |  |              ----       |       |              ----        |
|                         |        |  |AMCO-100%     $135,342   |       |NHMC-100%     $11,000     |
|                         |        |  ---------------------------       ----------------------------
|AGI-100%                 |        |               |
--------------------------         |  ---------------------------       ----------------------------
            |                      |  |      ALLIED TEXAS       |       |          WESTERN         |
---------------------------        |  |      AGENCY, INC.       |       |    HERITAGE INSURANCE    |
|     NATIONWIDE HOME     |        |  |           INC.          |       |          COMPANY         |
|  MORTGAGE DISTRIBUTORS, |        |  |                         |       |                          |
|           INC.          |        |  |                         |       |Common Stock: 4,776,076   |--------------------------------
|                         |        ---|                         |       |------------- Shares      |
|                         |           |                         |       |                          |
|                         |           |                         |       |              Cost        |
|                         |           |                         |       |              ----        |
|                         |           |AMCO - 100%              |       |SIC-100%      $57,000,000 |
|                         |           ---------------------------       ----------------------------
|NMHI - 100%              |
---------------------------                                             ----------------------------
                                                                        |     VETERINARY PET       |
                                                                        |     SERVICES, INC.       |
                                                                        |          (VPSI)          |
                                                                        |                          |------------------------------
                                                                        |Common Stock: 1,711,075   |
                                                                        |------------- Shares      |
                                                                        |                          |
                                                                        |              Cost        |
                                      ---------------------------       |              ----        |
                                      |     VETERINARY PET      |       |SIC-5.1%      $60,701     |
                                      |     INSURANCE CO.       |       |                          |
                                      |                         |       |Preferred-A   403,226     |
                                      |                         |------ |-----------   Shares      |
                                      |                         |       |                          |
                                      |                         |       |              Cost        |
                                      |                         |       |              -----       |
                                      |                         |       |SIC-100%      $1,121,613  |
                                      |                         |       |                          |
                                      |VPSI - 100%              |       |Preferred-B   250,596     |
                                      ---------------------------       |-----------   Shares      |
                                                                        |                          |
                                                                        |              Cost        |
                                                                        |              ----        |
                                                                        |SIC-96.5%     $672,968    |
                                                                        ----------------------------

                                                    NATIONWIDE(R)                                                  (middle)
  ------------------------------------------                                              ------------------------------------------
  |                                        |                                              |                                        |
  |           NATIONWIDE MUTUAL            |                                              |          NATIONWIDE MUTUAL             |
  |           INSURANCE COMPANY            |==============================================|        FIRE INSURANCE COMPANY          |
  |              (CASUALTY)                |                                              |               (FIRE)                   |
  |                                        |                                              |                                        |
  --------------------|---------------------                                              ------------------|-----------------------
  |  ||               |                                                                                     |
--|  ||               |--------------------------------------------------------------------|                |-----------------------
     ||                                                                                    |
     ||                                          |----------------------------------------------------------------------------------
     ||                                          |
     ||  --------------------------------        |   --------------------------------
     ||  |       FARMLAND MUTUAL        |        |   |     NATIONWIDE GENERAL       |
     ||  |      INSURANCE COMPANY       |        |   |      INSURANCE COMPANY       |
     ||  |Guaranty Fund                 |        |   |                              |
=====||==|------------                  |---|    |   |Common Stock:    20,000       |
         |Certificate                   |   |    |---|------------     Shares       |
         |-----------                   |   |    |   |                              |
         |                 Cost         |   |    |   |                 Cost         |
         |                 ----         |   |    |   |                 ----         |
         |Casualty         $500,000     |   |    |   |Casualty-100%    $5,944,422   |
         --------------------------------   |    |   --------------------------------
                                            |    |
         --------------------------------   |    |   --------------------------------
         |          F & B, INC.         |   |    |   |      NATIONWIDE PROPERTY     |
         |                              |   |    |   |         AND CASUALTY         |
         |Common Stock:    1 Share      |   |    |   |       INSURANCE COMPANY      |
         |------------                  |   |    |   |Common Stock:    60,000       |
         |                              |---|    |---|------------     Shares       |
         |                 Cost         |   |    |   |                              |
         |                 ----         |   |    |   |                 Cost         |
         |Farmland                      |   |    |   |                 ----         |
         |Mutual-100%       $10         |   |    |   |Casualty-100%    $6,000,000   |
         --------------------------------   |    |   --------------------------------
                                            |    |
         --------------------------------   |    |   --------------------------------
         |     COOPERATIVE SERVICE      |   |    |   |     NATIONWIDE ASSURANCE     |
         |           COMPANY            |   |    |   |            COMPANY           |
         |Common Stock:    600 Shares   |   |    |   |                              |
         |------------                  |----    |---|Common Stock:    1,750        |
         |                              |        |   |------------     Shares       |
         |                 Cost         |            |                              |
         |                 ----         |        |   |                 Cost         |
         |Farmland                      |        |   |                 ----         |
         |Mutual-100%      $5,336,063   |        |   |Casualty-100%    $41,750,000  |
         --------------------------------        |   --------------------------------
                                                 |
         --------------------------------        |   --------------------------------
         |          SCOTTSDALE          |        |   |    NATIONWIDE AGRIBUSINESS   |
         |       INSURANCE COMPANY      |        |   |       INSURANCE COMPANY      |
         |             (SIC)            |        |   |                              |
         |Common Stock:    30,136       |        |   |Common Stock:    1,000,000    |
     |---|------------     Shares       |--------|---|------------     Shares       |
     |   |                              |        |   |                              |
     |   |                              |        |   |                 Cost         |
     |   |                 Cost         |        |   |                 ----         |
     |   |                 ----         |        |   |Casualty-99.9%   $26,714,335  |
     |   |Casualty-100%    $150,000,500 |        |   |Other Capital:                |
     |   |                              |        |   |-------------                 |
     |   |                              |        |   |Casualty-Ptd.    $713,576     |
     |   --------------------------------        |   -------------------------------
     |                                           |
     |   --------------------------------        |   --------------------------------
     |   |         SCOTTSDALE           |        |   |       NATIONAL CASUALTY      |
     |   |        SURPLUS LINES         |        |   |            COMPANY           |
     |   |      INSURANCE COMPANY       |        |   |              (NC)            |
     |   |Common Stock:    10,000       |        |   |  Common Stock:  100 Shares   |
     |---|------------     Shares       |        |---|  -------------               |
     |   |                              |        |   |                              |
     |   |                 Cost         |        |   |                 Cost         |
     |   |                 ----         |        |   |                 ----         |
     |   |SIC-100%         $6,000,000   |        |   |Casualty-100%    $67,442,439  |
     |   |                              |        |   |                              |
     |   --------------------------------        |   ----------------|---------------
     |                                           |                   |
     |   --------------------------------        |   ----------------|---------------
     |   |      NATIONAL PREMIUM &      |        |   |     NCC OF AMERICAN, LTD.    |
     |   |    BENEFIT ADMINISTRATION    |        |   |           (INACTIVE)         |
     |   |           COMPANY            |        |   |                              |
     |   |Common Stock:    10,000       |        |   |                              |
  ---|---|------------     Shares       |        |   |                              |
     |   |                              |        |   |                              |
     |   |                 Cost         |        |   |                              |
     |   |                 ----         |        |   |                              |
     |   |SIC-100%         $10,000      |        |   |NC-100%                       |
     |   --------------------------------        |   --------------------------------
     |                                           |                   |
     |   --------------------------------        |   ----------------|---------------
     |   |             RP&C             |        |   |       NEWHOUSE CAPITAL       |
     |   |         INTERNATIONAL        |        |   |        PARTNERS, LLC         |
     |   |                              |        |   |                              |
     |   |Common Stock:    1,063        |        |   |                              |
-----    |------------     Shares       |---------   |                              |-----------------------------------------------
         |                              |            |                              |
         |                 Cost         |            |                              |
         |                 ----         |            |Casualty - 70%                |
         |Casualty-21.64% $2,400,740    |            |Fire     - 10%                |
         |                              |            --------------------------------
         --------------------------------

                                                                                                                        (right side)
                                                                                                            ------------------------
                                                                                                            |      NATIONWIDE      |
                                                                                                            |      FOUNDATION      |
                                                                                                            |                      |
                                                                                                            |      MEMBERSHIP      |
                                                                                                            |      NONPROFIT       |
                                                                                                            |     CORPORATION      |
                                                                                                            ------------------------

---------------------------------------------------------------------------------------------------------------------|
                                                                                                                     |
--|------------------------------------------|-------------------------------------------|--------------------|      |
  |                                          |                                           |                    |      |
  |                                          |                                           |                    |      |
  |     --------------------------------     |    --------------------------------       |     ---------------|------|--------------
  |     |         SCOTTSDALE           |     |    |       NATIONWIDE CASH        |       |     |          NATIONWIDE               |
  |     |      INDEMNITY COMPANY       |     |    |      MANAGEMENT COMPANY      |       |     |          CORPORATION              |
  |     |                              |     |    |                              |       |     |                                   |
  |     |                              |     |    |                              |       |     |Common Stock:    Control:          |
  |     |Common Stock:    50,000       |     |    |Common Stock:    100 Shares   |       |     |------------     -------           |
  |-----|------------     Shares       |     |----|------------                  |       |     |13,642,432       100%              |
  |     |                              |     |    |                 Cost         |       |     |         Shares     Cost           |
  |     |                 Cost         |     |    |                 ----         |       |     |         ------     ----           |
  |     |                 ----         |     |    |Casualty-100%    $11,226      |       |     |Casualty 12,992,922 $1,344,787,854 |
  |     |Casualty-100%    $8,800,000   |     |    |                              |       |     |Fire        649,510    118,038,022 |
  |     |                              |     |    |                              |       |     |          (See Page 2)             |
  |     --------------------------------     |    --------------------------------       |     -------------------------------------
  |                                          |                                           |
  |     --------------------------------     |    --------------------------------       |     -------------------------------------
  |     |         NATIONWIDE           |     |    |          NATIONWIDE          |       |     |         ALLNATIONS, INC.          |
  |     |      INDEMNITY COMPANY       |     |    |           ARENA LLC          |       |     |Common Stock:    12,206 Shares     |
  |     |       (NW INDEMNITY)         |     |    |                              |       |     |-------------    Cost              |
  |-----|Common Stock:    28,000       |     |----|                              |       |-----|                 ----              |
  |     |------------     Shares       |     |    |                              |       |     |Casualty-16.2%   $93,555           |
  |     |                              |     |    |                              |       |     |Fire-16.2%       $93,697           |
  |     |                 Cost         |     |    |                              |       |     |Preferred Stock  1,466 Shares      |
  |     |                 ----         |     |    |Casualty-90%                  |       |     |---------------  Cost              |
  |     |Casualty-100%    $594,529,000 |     |    |                              |       |     |                 ----              |
  |     |                              |     |    |                              |       |     |Casualty-6.8%    $100,000          |
  |     |                              |     |    |                              |       |     |Fire-6.8%        $100,000          |
  |     --------------------------------     |    --------------------------------       |     -------------------------------------
  |                                          |                                           |
  |     --------------------------------     |    --------------------------------       |     -------------------------------------
  |     |          LONE STAR           |     |    |          NATIONWIDE          |       |     |     NATIONWIDE INTERNATIONAL      |
  |     |     GENERAL AGENCY, INC.     |     |    |    EXCLUSIVE DISTRIBUTION    |       |     |           UNDERWRITERS            |
  |     |                              |     |    |     COMPANY, LLC (NEDCO)     |       |     |                                   |
  ------|Common Stock:    1,000        |     |----|                              |       |-----|Common Stock:    1,000             |
  |     |------------     Shares       |     |    |    Single Member Limited     |       |     |-------------    Shares            |
  |     |                              |     |    |       Liability Company      |       |     |                                   |
  |     |                 Cost         |     |    |                              |       |     |                 Cost              |
  |     |                 ----         |     |    |Casualty-100%                 |       |     |                 ----              |
  |     |Casualty-100%    $5,000,000   |     |    |                              |       |     |Casualty-100%    $10,000           |
  |     --------------||----------------     |    ---------------|----------------       |     -------------------------------------
  |                   ||                     |                   |                       |
  |     --------------||----------------     |    ---------------|----------------       |     -------------------------------------
  |     |        COLONIAL COUNTY       |     |    |          INSURANCE           |       |     |         CALFARM INSURANCE         |
  |     |        MUTUAL INSURANCE      |     |    |     INTERMEDIARIES, INC.     |       |     |              COMPANY              |
  |     |            COMPANY           |     |    |                              |       |     |                                   |
  |     |                              |     |    |Common Stock:   1,615 Shares  |       |     |Common Stock:   52,000             |
  |     |                              |     |    |-------------                 |       |-----|--------------   Shares            |
  |     |                              |     |    |                 Cost         |       |     |                                   |
  |     |Surplus Debentures:           |     |    |                 ----         |       |     |                 Cost              |
  |     |-------------------           |     |    |NEDCO-100%       $1,615,000   |       |     |                 ----              |
  |     |                 Cost         |     |    --------------------------------       |     |Casualty-100%    $106,164,995      |
  |     |                 ----         |     |                                           |     |                                   |
  |     |Colonial         $500,000     |     |    --------------------------------       |     ------------------|------------------
  |     |Lone Star         150,000     |     |    |       eNATIONWIDE, LLC       |       |                       |
  |     --------------------------------     |    |            (eNat)            |       |     ------------------|------------------
  |                                          |    |                              |       |     |       CALFARM INSURANCE           |
  |     --------------------------------     |    |                              |       |     |             AGENCY                |
  |     |      NATIONWIDE SERVICES     |     |----|     Single Member Limited    |       |     |                                   |
  |     |         COMPANY, LLC         |          |        Liability Company     |       |     |                                   |
  |     |                              |          |                              |       |     |                                   |
  |     |Single Member Limited         |     |____|                              |       |     |Common Stock:    1,000 shares      |
  |-----|Liability Company             |     |    |                              |       |     |-------------                      |
  |     |                              |     |    |                              |       |     |                                   |
  |     |                              |     |    |Casualty-100%                 |       |     |                                   |
  |     |Casualty-100%                 |     |    |                              |       |     |                                   |
  |     |                              |     |    --------------------------------       |     |CalFarm Insurance                  |
  |     --------------------------------     |                                           |     |Company - 100%                     |
  |                                          |    --------------------------------       |     ------------------|------------------
  |                                          |    |      DISCOVER INSURANCE      |       |                       |
  |     --------------------------------     |    |         COMPANY, LLC         |       |     ------------------|------------------
  |     |       AMERICAN MARINE        |     |    |                              |       |     |        CAL-AG INSURANCE           |
  |     |      UNDERWRITERS, INC.      |     |    |                              |       |     |            SERVICES               |
  |     |                              |     |    |   Single Member Limited      |       |     |                                   |
  |     |Common Stock:   20 Shares     |     |----|     Liability Company        |       |     |Common Stock:      100 Shares      |
  |-----|------------                  |     |    |                              |       |     |------------                       |
  |     |                 Cost         |     |    |                              |       |     |                                   |
  |     |                 ----         |     |    |eNat-100%                     |       |     |CalFarm Insurance                  |
  |     |Casualty-100%    $5,020       |     |    |                              |       |     |Agency-100%                        |
  |     |                              |     |    --------------------------------       |     -------------------------------------
  |     --------------------------------     |                                           |
  |                                          |    --------------------------------       |     ------------------------------------
  |     ---------------------------------    |    |   DISCOVER INSURANCE AGENCY  |       |     |        NATIONWIDE REALTY         |
  |     |     NATIONWIDE INSURANCE      |    |    |         OF TEXAS, LLC        |       |     |         INVESTORS, LTD           |
  |     |      COMPANY OF FLORIDA       |    |    |                              |       |     |                                  |
  |     |                               |    |    |      Single Member Limited   |       |     |                                  |
  |     |                               |    |----|        Liability Company     |       |     |                                  |
  |     |Common Stock:    10,000 Shares |    |----|                              |       ------|                                  |
--|-----|-------------                  |         |                              |             |                                  |
        |                 Cost          |         |                              |             |                                  |
        |                 ----          |         |                              |             |Casualty-84.1%                    |
        |Casualty-100%    $300,000,000  |         --------------------------------             |NW Life -15.9%                    |
        |                               |                                                      ------------------------------------
        ---------------------------------
                                                                                            Subsidiary Companies      -- Solid Line
                                                                                            Contractual Association   -- Double Line
                                                                                            Limited Liability Company -- Dotted Line

                                                                                            December 31, 2001

                                                                                                                       (Left Side)

              |----------------------------------|-----------------------------------|----------------------------------------------
              |                                  |                                   |
--------------|--------------      --------------|--------------      ---------------|-------------   -----------------------------
| NATIONWIDE LIFE INSURANCE |      |        NATIONWIDE         |      |     NATIONWIDE TRUST      |   |   NFS DISTRIBUTORS, INC.  |
|     COMPANY (NW LIFE)     |      |    FINANCIAL SERVICES     |      |      COMPANY, FSB         |   |           (NFSDI)         |
|                           |      |      CAPITAL TRUST        |      | Common Stock: 2,800,000   |   |                           |
| Common Stock: 3,814,779   |      | Preferred Stock:          |      | ------------  Shares      |   |                           |
| ------------  Shares      |      | ---------------           |      |               Cost        |   |                           |
|                           |      |                           |      |               ----        |   |                           |
| NFS-100%                  |      | NFS-100%                  |      | NFS-100%      $3,000,000  |   | NFS-100%                  |
---|-------------------------      -----------------------------      -----------------------------   --------------|--------------
   |
   |                                                                       |----------------------------------------|---------------
   |  -----------------------------                      ------------------|----------                --------------|--------------
   |  |        NATIONWIDE         |                      |    NATIONWIDE FINANCIAL   |                |     NATIONAL DEFERRED     |
   |  |      SECURITIES, INC.     |                      |  INSTITUTION DISTRIBUTORS |                |     COMPENSATION, INC.    |
   |  |                           |                      |    AGENCY, INC. (NFIDAI)  |                |                           |
   |  | Common Stock: 7,676       |                      |                           |                |                           |
   |--| ------------  Shares      |                      |                           |                |                           |
   |  |                           |                      |                           |                |                           |
   |  |               Cost        |                      | Common Stock: 1,000 Shares|                |                           |
   |  |               ----        |                      | ------------              |                |                           |
   |  | NW Life-100%  $5,996,261  |                      | NFSDI-100%                |                | NFSDI-100%                |
   |  -----------------------------                      --------------|--||----------                --------------||-------------
   |                                                                   |  ||                                        ||
   |  -----------------------------      ----------------------------- |  ||  -----------------------               ||
   |  |    NATIONWIDE LIFE AND    |      |     FINANCIAL HORIZONS    | |  ||  |                     |               ||
   |  | ANNUITY INSURANCE COMPANY |      |    DISTRIBUTORS AGENCY    | |  ||  |                     |               ||
   |  |                           |      |      OF ALABAMA, INC.     | |  ||  |                     |               ||
   |  | Common Stock: 66,000      |      |                           | |  ||  |      FLORIDA        |               ||
   |--| ------------  Shares      |      | Common Stock: 10,000      | |  ||  |      RECORDS        |===============||
   |  |                           |      | ------------  Shares      |--  ||  |   ADMINISTRATOR,    |
   |  |                           |      |                           | |  ||  |        INC          |
   |  |               Cost        |      |               Cost        | |  ||  |                     |
   |  |               ----        |      |               ----        | |  ||  |                     |
   |  | NW Life-100% $158,070,003 |      | NFIDAI-100%   $100        | |  ||  |                     |
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |                                                                   |  ||
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |  |   NATIONWIDE INVESTMENT   |      |    LANDMARK FINANCIAL     | |  ||  |                     |
   |  |   SERVICES CORPORATION    |      |        SERVICES OF        | |  ||  |                     |
   |  |                           |      |       NEW YORK, INC.      | |  ||  |                     |
   |  | Common Stock: 5,000       |      |                           | |  ||  |                     |
   |--| ------------  Shares      |      | Common Stock: 10,000      | |  ||  | FINANCIAL HORIZONS  |
   |  |                           |      | ------------  Shares      |--  ||==| DISTRIBUTORS AGENCY |
   |  |                           |      |                           | |  ||  |      OF OHIO, INC   |
   |  |               Cost        |      |               Cost        | |  ||  |                     |
   |  |               ----        |      |               ----        | |  ||  |                     |
   |  | NW Life-100% $529,728     |      | NFIDAI-100% $10,100       | |  ||  |                     |
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |                                                                   |  ||
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |  |   NATIONWIDE FINANCIAL    |      |     FINANCIAL HORIZONS    | |  ||  |                     |
   |  |       ASSIGNMENT          |      |      SECURITIES CORP.     | |  ||  |                     |
   |  |        COMPANY            |      |                           | |  ||  |                     |
   |  |                           |      | Common Stock: 10,000      | |  ||  | FINANCIAL HORIZONS  |
   |--|                           |      | ------------  Shares      |--  ||==| DISTRIBUTORS AGENCY |
   |  |                           |      |                           | |  ||  |   OF OKLAHOMA, INC  |
   |  |                           |      |               Cost        | |  ||  |                     |
   |  |                           |      |               ----        | |  ||  |                     |
   |  | NW Life-100%              |      | NFIDAI-100% $153,000      | |  ||  |                     |
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |                                                                   |  ||
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |  |        NATIONWIDE         |      |   AFFILIATE AGENCY, INC.  | |  ||  |                     |
   |  |       PROPERTIES, LTD.    |      |                           | |  ||  |                     |
   |  |                           |      |                           | |  ||  |                     |
   |  | Units:                    |      | Common Stock: 100         | |  ||  | FINANCIAL HORIZONS  |
   |--| ------                    |      | ------------  Shares      |--  ||==| DISTRIBUTORS AGENCY |
   |  |                           |      |                           | |  ||  |    OF TEXAS, INC    |
   |  |                           |      |               Cost        | |  ||  |                     |
   |  | NW Life-97.6%             |      |               ----        | |  ||  |                     |
   |  | NW Mutual-2.4%            |      | NFIDAI-100%   $100        | |  ||  |                     |
   |  -----------------------------      ----------------------------- |  ||  -----------------------
   |  -----------------------------                                    |  ||
   |  |   NATIONWIDE COMMUNITY    |      ----------------------------- |  ||  -----------------------
   |  |   DEVELOPMENT CORP., LLC  |      |   NATIONWIDE FINANCIAL    | |  ||  |      AFFILIATE      |
   |  |                           |      | INSTITUTION DISTRIBUTORS  | |  ||  |      AGENCY OF      |
   |  | Units:                    |      |     INSURANCE AGENCY,     | |  ||  |      OHIO, INC      |
   |--| ------                    |      |       INC. OF MASS.       | |  ||  |                     |
   |  |                           |      |                           |--  ||  |Common Stock: 750    |
   |  |                           |      |Common Stock: 100 Shares   | |  ||--|------------  Shares |
   |  | NW Life-67%               |      |------------               | |      |                     |
   |  | NW Indemnity-33%          |      |                           | |      |                     |
   |  -----------------------------      |NFIDAI-100%                | |      |NFIDAI-100%          |
   |                                     ----------------------------- |      -----------------------
   |  -----------------------------      ----------------------------- |
   |  |   NATIONWIDE AFFORDABLE   |      |   NATIONWIDE FINANCIAL    | |
   |  |       HOUSING, LLC        |      | INSTITUTION DISTRIBUTORS  | |
   |  |                           |      |        AGENCY, INC.       | |
   |  |                           |      |       OF NEW MEXICO       |--
    --|                           |      |                           |
      |                           |      |Common Stock: 100 Shares   |
      |                           |      |------------               |
      | NW Life-45%               |      |                           |
      | NW Indemnity-45%          |      |NFIDAI-100%                |
      -----------------------------      -----------------------------

                                                                                                                           (Center)
                                                           NATIONWIDE(R)
--------------------------------------------------                                --------------------------------------------------
|               NATIONWIDE MUTUAL                |                                |                NATIONWIDE MUTUAL               |
|               INSURANCE COMPANY                |================================|            FIRE INSURANCE COMPANY              |
|                  (CASUALTY)                    |                   |            |                    (FIRE)                      |
--------------------------------------------------                   |            --------------------------------------------------
                                                                     |
                                                  -----------------------------------------
                                                  |    NATIONWIDE CORPORATION (NW CORP)   |
                                                  |   COMMON STOCK:           CONTROL:    |
                                                  |   ------------            -------     |
                                                  |    13,642,432               100%      |
                                                  |             SHARES     COST           |
                                                  |             ------     ----           |
                                                  |CASUALTY     12,992,922 $1,344,787,854 |
                                                  |FIRE            649,510    118,038,022 |
                                                  -------------------|---------------------
                                                                     |--------------------------------------------------------------
                                                      ---------------|-------------
                                                      |    NATIONWIDE FINANCIAL   |
                                                      |    SERVICES, INC. (NFS)   |
                                                      |                           |
                                                      |Common Stock:  Control:    |
                                                      |------------   -------     |
                                                      |                           |
                                                      |                           |
                                                      |Class A      Public-100%   |
                                                      |Class B      NW Corp-100%  |
                                                      ---------------|-------------
                                                                     |
-------------------------------------|-------------------------|--------------------------|-------------------------|------------
                                     |                         |                          |              -----------|------------
                         ------------|------------ ------------|------------ -------------|------------ |    GARTMORE GLOBAL     |
                         |  NATIONWIDE FINANCIAL | | NATIONWIDE FINANCIAL  | |PENSION ASSOCIATES, INC.| |    INVESTMENTS, INC.   |
                         |    SERVICES CAPITAL   | |SERVICES (BERMUDA) INC.| |Common Stock: 1,000     | |Common Stock:  958,750  |
                         |        TRUST II       | |Common Stock: 250,000  | |------------  Shares    | |-------------    Shares |
                         |                       | |------------- Shares   | |                        | |NFS-96%                 |
                         |                       | |              Cost     | |              Cost      | |Preferred Stock: 500,000|
                         |                       | |              ----     | |              ----      | |---------------  Shares |
                         | NFS-100%              | |NFS-100%   $13,500,000 | | NFS-100%     $2,839,392| |NFS-100%                |
                         ------------------------- ------------------------- -------------------------- ------------|-------------
                                                                                                                    |
--------------|-----------------------|--------------------------|                        |-------------------------|---------------
              |        ---------------|------------ -------------|------------ -----------|------------- -----------|-------------
              |        |THE 401(k) COMPANIES, INC.| |  NATIONWIDE RETIREMENT | |  GARTMORE S.A. CAPITAL| |    GARTMORE MORLEY    |
              |        |         (401(k))         | |   SOLUTIONS, INC. (NRS)| |     TRUST (GSA)       | |       FINANCIAL       |
              |        |                          | |Common Stock:  236,494  | |                       | |SERVICES, INC. (MORLEY)|
              |        |Common Stock:   Control   | |-------------  Shares   | |                       | |Common Stock:  82,343  |
              |        |-------------   -------   | |                        | |                       | |------------   Shares  |
              |        |Class A        Other-100% | |                        | |                       | |VILLANOVA CAPITAL, INC.|
              |        |Class B        NFSDI-90%  | |NFSDI-100%              | |DELAWARE BUSINESS TRUST| |-100%                  |
              |        --------|------------------- -------------|------------ -----------------|------- -----------|-------------
              |                |                                 |                              |                   |
              |                |                                 |                              |                   |------------|
              |                |                                 |                              |                                |
--------------|------------    |   ----------------------------  |  --------------------------  |  ----------------------------  |
|  NATIONWIDE RETIREMENT  |    |   |   NATIONWIDE RETIREMENT  |  |  |NATIONWIDE RETIREMENT   |  |  |          GARTMORE        |  |
|   PLAN SERVICES, INC.   |    |   |SOLUTIONS, INC. OF ALABAMA|  |  |  SOLUTIONS, INC. OF    |  |  | INVESTORS SERVICES, INC. |  |
|                         |    |   |                          |  |  |      NEW MEXICO        |  |  |                          |  |
|Common Stock:  Control:  |    |   |Common Stock: 10,000      |  |  | Common Stock: 1,000    |  |  |Common Stock: 5           |  |
|-------------  --------  |    |   |------------- Shares      |--|--| ------------- Shares   |  |--|------------- Shares      |  |
|Class A          NFS-100%|    |   |              Cost        |  |  |               Cost     |  |  |              Cost        |  |
|Class B        NFSDI-100%|    |   |              ----        |  |  |               ----     |  |  |              ----        |  |
|                         |    |   |NRS-100%      $1,000      |  |  |NRS-100%       $1,000   |  |  |GSA-100%      $5,000      |  |
---------------------------    |   ----------------------------  |  --------------------------  |  ----------------------------  |
                               |                                 |                              |                                |
---------------------------    |   ----------------------------  |  --------------------------  |  ----------------------------  |
|    401(k) INVESTMENT    |    |   |  NATIONWIDE RETIREMENT   |  |  | NATIONWIDE RETIREMENT  |  |  |  NATIONWIDE GLOBAL FUNDS |  |
|      SERVICES, INC.     |    |   |SOLUTIONS, INC. OF ARIZONA|  |  |  SOLUTIONS, INC. OF    |  |  |                          |  |
|                         |    |   |                          |  |  |      SO. DAKOTA        |  |  |                          |  |
|Common Stock: 1,000,000  |    |   |Common Stock: 1,000       |  |  | Common Stock: 1,000    |  |  |                          |  |
|------------  Shares     |----|   |------------- Shares      |--|--| ------------- Shares   |  |==|     LUXEMBOURG SICAV     |  |--
|                         |    |   |              Cost        |  |  |               Cost     |  |  |                          |  |
|               Cost      |    |   |              ----        |  |  |               ----     |  |  |                          |  |
|               ----      |    |   |NRS-100%      $1,000      |  |  |NRS-100%       $1,000   |  |  |                          |  |
|401(k)-100%    $7,800    |    |   ----------------------------  |  --------------------------  |  ----------------------------  |
---------------------------    |                                 |                              |                                |
                               |   ----------------------------  |  --------------------------  |  ----------------------------  |
---------------------------    |   |   NATIONWIDE RETIREMENT  |  |  | NATIONWIDE RETIREMENT  |  |  |   GARTMORE DISTRIBUTION  |  |
|    401(k) INVESTMENT    |    |   |    SOLUTIONS, INC. OF    |  |  |    SOLUTIONS, INC.     |  |  |      SERVICES, INC.      |  |
|      ADVISORS, INC.     |    |   |         ARKANSAS         |  |  |       OF WYOMING       |  |  |                          |  |
|                         |    |   |Common Stock: 50,000      |-----|Common Stock: 500 Shares|  |--|Common Stock: 10,000      |  |--
|Common Stock:  1,000     |    |   |------------- Shares      |  |  |-------------           |  |  |------------- Shares      |  |
|------------   Shares    |----|   |              Cost        |  |  |              Cost      |  |  |              Cost        |  |
|                         |    |   |              ----        |  |  |              ----      |  |  |              ----        |  |
|               Cost      |    |   |NRS-100%      $500        |  |  |NRS-100%      $500      |  |  |GSA-100%      $146,653    |  |
|               ----      |    |   ----------------------------  |  --------------------------  |  ----------------------------  |
|401(k)-100%    $1,000    |    |                                 |                              |                                |
---------------------------    |   ----------------------------  |  --------------------------  |  ----------------------------  |
                               |   |   NATIONWIDE RETIREMENT  |  |  |  NATIONWIDE RETIREMENT |  |  |   CORVIANT CORPORATION   |  |
---------------------------    |   |      SOLUTIONS, INS.     |  |  |     SOLUTIONS, INC.    |  |  |           (CC)           |  |
|   THE 401(k) COMPANY    |    |   |       AGENCY, INC.       |  |  |         OF OHIO        |  |  |Common Stock:      450,000|  |
|                         |    |   |Common Stock: 1,000       |  |  |                        |  |  |------------       Shares |  |
|Common Stock: 855,000    |    |   |------------- Shares      |--|==|                        |   --|Series A Preferred:250,000|  |--
|------------  Shares     |----|   |                          |  |  |                        |     |------------------ Shares |  |
|                         |    |   |              Cost        |  |  |                        |     |                   Cost   |  |
|              Cost       |    |   |              ----        |  |  |                        |     |                   ----   |  |
|              ----       |    |   |NRS-100%      $1,000      |  |  |                        |     |GSA-100%       $10,000,000|  |
|401(k)-100%   $1,000     |    |   ----------------------------  |  --------------------------     -----------------|----------  |
---------------------------    |                                 |                                                  |            |
                               |   ----------------------------  |  --------------------------     -----------------|----------  |
---------------------------    |   |  NATIONWIDE RETIREMENT   |  |  | NATIONWIDE RETIREMENT  |     | VILLANOVA SECURITIES, LLC|  |
|                         |    |   |SOLUTIONS, INC. OF MONTANA|  |  |  SOLUTIONS, INC. OF    |     |                          |  |
|                         |    |   |                          |  |  |        OKLAHOMA        |     |                          |  |
|  RIVERVIEW AGENCY, INC. |    |   |Common Stock: 500         |  |  |                        |     |                          |  |
|                         |====|   |------------- Shares      |--|==|                        |     |                          |   --
|                         |        |              Cost        |  |  |                        |     |                          |
|                         |        |              ----        |  |  |                        |     |                          |
|                         |        |NRS-100%      $500        |  |  |                        |     |CC-100%                   |
---------------------------        ----------------------------  |  --------------------------     ----------------------------
                                                                 |
                                   ----------------------------  |  --------------------------
                                   |   NATIONWIDE RETIREMENT  |  |  |  NATIONWIDE RETIREMENT |
                                   | SOLUTIONS, INC. OF NEVADA|  |  |     SOLUTIONS, INC.    |
                                   |                          |  |  |        OF TEXAS        |
                                   |Common Stock: 1,000       |-- ==|                        |
                                   |------------- Shares      |     |                        |
                                   |              Cost        |     |                        |
                                   |              ----        |     |                        |
                                   |NRS-100%      $1,000      |     |                        |
                                   ----------------------------     --------------------------

                                                                                                                            (Right)
















-------------------------------------------------------|--------------------------------------|
                                                       |                                      |
                                                       |                                      |
                                                       |                                      |
                                                       |                                      |
                        |                              |                                      |
                        |                              |                                      |
                        |                              |                                      |
                        |                              |                                      |
         ---------------|--------------   -------------|-----------------        -------------|--------------
         |     NATIONWIDE GLOBAL      |   |       GATES MCDONALD        |        |        NATIONWIDE        |
         |    HOLDINGS, INC. (NGH)    |   |      & COMPANY (GATES)      |        |HEALTH PLANS, INC. (NHP)  |
         |                            |   |                             |        |                          |
         |Common Stock:   1 Share     | --|Common Stock:  254 Shares    |    |---|Common Stock:  100 Shares |
         |------------                | | |------------                 |    |   |------------              |
         |               Cost         | | |               Cost          |    |   |               Cost       |
         |               ----         | | |               ----          |    |   |               ----       |
         |NW Corp.-100%  $794,465,454 | | |NW Corp.-100%  $25,683,532   |    |   |                          |
         |                            | | |------------------------------    |   |NW Corp.-100%  $19,103,732|
         |(See Page 3)                | | |                                  |   ----------------------------
-----------------------|--------------- | |------------------------------    |   ----------------------------
         --------------|--------------- | |  MEDPROSOLUTIONS, INC.      |    |   |    NATIONWIDE MANAGEMENT |
         |     EAGLE ACQUISITION      | | |                             |    |   |        SYSTEMS, INC.     |
         |       CORPORATION          | |-|               Cost          |    |   |                          |
         |NFS-100%                    | | |               ----          |    |---|Common Stock:  100 Shares |
         ------------------------------ | |Gates-100%     $6,700,000    |    |   |-------------             |
         ------------------------------ | |                             |    |   |               Cost       |
         |    GARTMORE MUTUAL FUND    | | |                             |    |   |               ----       |
         |       CAPITAL TRUST        | | -------------------------------    |   |NHP Inc.-100%  $25,149    |
----|----|                            | |                                    |   ----------------------------
    |    |                            | | |------------------------------    |   ----------------------------
    |    |                            | | |     GATES MCDONALD &        |    |   |         NATIONWIDE       |
    |    |                            | | | COMPANY OF NEW YORK, INC.   |    |   |        AGENCY, INC.      |
    |    |                            | --|                             |    |   |                          |
    |    |                            | | |Common Stock:  3 Shares      |    |---|Common Stock:  100 Shares |
    |    |   DELAWARE BUSINESS TRUST  | | |------------                 |        |------------              |
    |    ------------------------------ | |               Cost          |        |               Cost       |
    |                                   | |               ----          |        |               ----       |
    |    ------------------------------ | |Gates-100%     $106,947      |        |NHP Inc.-99%   $116,077   |
    |    |        NORTHPOINTE         | | -------------------------------        ----------------------------
    |    |        CAPITAL LLC         | |
    |    |                            | | -------------------------------
    |----|                            | | |      GATES MCDONALD &       |
         |                            | | |     COMPANY OF NEVADA       |
         |                            | --|                             |
         |                            | | |Common Stock:  40 Shares     |
         |VILLANOVA CAPITAL, INC.-65% | | |------------                 |
         ------------------------------ | |               Cost          |
                                        | |               ----          |
                                        | |Gates-100%     $93,750       |
                                        | -------------------------------
                                        |
                                        | -------------------------------
                                        | |       GATES MCDONALD        |
                                        | |      HEALTH PLUS, INC.      |
                                        --|                             |
                                        | |Common Stock:  200 Shares    |
                                        | |------------                 |
                                        | |               Cost          |
                                        | |               ----          |
                                        | |Gates-100%     $2,000,000    |
                                        | -------------------------------
                                        |
                                        | -------------------------------
                                        | |NEVADA INDEPENDENT COMPANIES-|
                                        | |MANUFACTURING TRANSPORTATION |
                                        | |       AND DISTRIBUTION      |
                                        --|                             |
                                        | |Common Stock:  1,000 Shares  |
                                        | |------------                 |
                                        | |Gates-100%                   |
                                        | -------------------------------
                                        |
                                        | -------------------------------
                                        | |      NEVADA INDEPENDENT     |
                                        | |     COMPANIES-HEALTH AND    |
                                        --|           NONPROFIT         |
                                        | |Common Stock:  1,000 Shares  |
                                        | |------------                 |
                                        | |                             |
                                        | |Gates-100%                   |
                                        | -------------------------------
                                        |
                                        | -------------------------------
                                        | |     NEVADA INDEPENDENT      |
                                        | |   COMPANIES-CONSTRUCTION    |
                                        --|                             |
                                        | |Common Stock:  1,000 Shares  |
         ------------------------------ | |------------                 |
         | GARTMORE MORLEY CAPITAL    | | |                             |
         |         MANAGEMENT         | | |Gates-100%                   |
         |                            | | -------------------------------
---------|Common Stock:  500 Shares   | |
         |-------------               | | -------------------------------
         |                Cost        | | |     NEVADA INDEPENDENT      |
         |                ----        | | | COMPANIES-HOSPITALITY AND   |       Subsidiary Companies      -- Solid Line
         |Morley-100%     $5,000      | --|         ENTERTAINMENT       |       Contractual Association   -- Double Line
         ------------------------------   |                             |       Limited Liability Company -- Dotted Line
                                          |Common Stock:  1,000 Shares  |
         ------------------------------   |------------                 |
         |     UNION BOND & TRUST     |   |                             |
         |           COMPANY          |   |Gates-100%                   |       December 31, 2001
         |                            |   -------------------------------
---------|Common Stock:  2,000 Shares |
         |------------                |
         |               Cost         |                                                                             Page 2
         |               ----         |
         |Morley-100%    $50,000      |
         ------------------------------
                      |
         ----------------------------
         |    GARTMORE MORLEY &     |
         |     ASSOCIATES, INC.     |
         |                          |
         |Common Stock: 3,500       |
---------|------------- Shares      |
         |              Cost        |
         |              ----        |
         |Morley-100%   $1,000      |
         ----------------------------





                                                                                                                         (Left side)































                      |--------------------------------------------|------------------------------------------|---------------------
                      |                                            |                                          |
      ----------------|---------------            -----------------|-----------------       ------------------|----------------
      |     GARTMORE GLOBAL ASSET    |            |   NATIONWIDE GLOBAL, LIMITED    |       |                NGH              |
      |       MANAGEMENT TRUST       |            |                                 |       |          NETHERLANDS B.V.       |
      |          (GGAMT)             |            | Common Stock: 20,343,752 Shares |       | Common Stock:       40 Shares   |
      |                              |            | -------------       Shares      |       | -------------                   |
      |                              |            |                     ------      |       |                     Cost        |
      |                              |            |  NGH                20,343,751  |       |                     -----       |
      | NGH - 100%                   |            |  LUX SA             1           |       | NGH - 100%          NLG 52,500  |
      ----------------|---------------            -----------------------------------       -----------------------------------
                      |
                      |                 |--------------------------|--------------------|-------------------------------------------
                      |                 |                          |                    |
      ----------------|---------------  |         -----------------|-----------------   |   -----------------------------------
      |       NATIONWIDE ASSET       |  |         |      GARTMORE INVESTMENT        |   |   |          GARTMORE FUND          |
      |   MANAGEMENT HOLDINGS, LTD.  |  |         |         SERVICES LTD.           |   |   |          MANAGERS LTD.          |
      |           (NAMHL)            |  |    |----|             (GISL)              |   |---|             (GFM)               |
      |                              |  |    |    |                                 |   |   |                                 |
      |                              |  |    |    | GIM - 80%                       |   |   | GIM - 99.99%                    |
      | GGAMT - 100%                 |  |    |    | GNL - 20%                       |   |   | GSL - .01%                      |
      ----------------|---------------  |    |    -----------------------------------   |   ------------------|----------------
                      |                 |    |                                          |                     |
                      |                 |    |                                          |                     |
                      |                 |    |                                          |                     |
      ----------------|---------------  |    |    -----------------------------------   |   ------------------|----------------
      |     NATIONWIDE UK ASSET      |  |    |    |       GARTMORE INVESTMENT       |   |   |                                 |
      |  MANAGEMENT HOLDINGS, LTD.   |  |    |    |         SERVICES GMBH           |   |   |       FENPLACE LIMITED          |
      |          (NUKAMHL)           |  |    |----|                                 |   |---|                                 |
      |                              |  |    |    |                                 |   |   |                                 |
      | NAMHL - 100%                 |  |    |    | GISL - 100%                     |   |   | GFM - 100%                      |
      ----------------|---------------  |    |    -----------------------------------   |   -----------------------------------
                      |                 |    |                                          |
                      |                 |    |                                          |
                      |                 |    |                                          |
      ----------------|---------------  |    |    -----------------------------------   |
      |   NATIONWIDE UK HOLDING      |  |    |    |      GARTMORE FUND MANAGERS     |   |
      |       COMPANY, LTD.          |  |    |    |       INTERNATIONAL LIMITED     |   |
      |          (NUKHCL)            |  |    |    |              (GFMI)             |   |
      |                              |  |    |----|                                 |   |
      |                              |  |    |    | GISL - 99.99%                   |   |
      | NUKAMHL - 96.1%              |  |    |    | GSL - .01%                      |   |
      ----------------|---------------  |    |    -----------------|-----------------   |
                      |                 |    |                     |                    |
                      |                 |    |                     |                    |
                      |                 |    |                     |                    |
      ----------------|---------------  |    |    -----------------|-----------------   |   -----------------------------------
      |     ASSET MANAGEMENT         |  |    |    |      GARTMORE SECRETARIES       |   |   |    GARTMORE SECURITIES LTD.     |
      |       HOLDINGS PLC           |  |    |    |          (JERSEY) LTD.          |   |   |               (GSL)             |
      |          (AMH)               |  |    |    |                                 |   |   |                                 |
      |                              |  |    |----| GFMI - 94%                      |   |---|                                 |
      |                              |  |         | GSL - 3%                        |       | GIM - 99.99%                    |
      | NUKHCL - 100%                |  |         | GIM - 3%                        |       | GNL - .01%                      |
      ----------------|---------------  |         -----------------------------------       -----------------------------------
                      |                 |
                      |                 |
                      |                 |
      ----------------|---------------  |
      |    GARTMORE INVESTMENT       |  |
      |       MANAGEMENT PLC         |  |
      |          (GIM)               |  |
      |                              |--|
      | AMH - 99.99%                 |
      | GNL - .01%                   |
      --------------------------------

                                                                                                                            (Center)
                                                          NATIONWIDE(R)

                         ---------------------------------             ----------------------------------
                         |       NATIONWIDE MUTUAL       |             |        NATIONWIDE MUTUAL       |
                         |       INSURANCE COMPANY       |=============|     FIRE INSURANCE COMPANY     |
                         |           (CASUALTY)          |     |       |            (FIRE)              |
                         ---------------------------------     |       ----------------------------------
                                                               |
                                                               |
                                           --------------------|--------------------
                                           |   NATIONWIDE CORPORATION (NW CORP)    |
                                           |        COMMON STOCK:    CONTROL:      |
                                           |        -------------    --------      |
                                           |           13,642,432       100%       |
                                           |             SHARES          COST      |
                                           |             ------          ----      |
                                           | CASUALTY  12,992,922   $1,344,787,854 |
                                           | FIRE         649,510      118,038,022 |
                                           --------------------|--------------------
                                                               |
                                                ---------------|----------------
                                                |      NATIONWIDE GLOBAL       |
                                                |     HOLDINGS, INC. (NGH)     |
                                                |  Common Stock:   1 Share     |
                                                |  -------------               |
                                                |                              |
                                                |                Cost          |
                                                |                ----          |
                                                | NW Corp.-100%  $749,465,454  |
                                                ---------------|----------------
                                                               |
---------------------------------------|-----------------------|------------------------|-------------------------------------------
                                       |                                                |
                        ---------------|----------------                ----------------|---------------
                        |          NATIONWIDE          |                |       NATIONWIDE GLOBAL      |
                        |      SERVICES SP. ZO.O.      |                |          JAPAN, INC.         |
                        | Common Stock:    80 Shares   |                | Common Stock:   100 Shares   |
                        | ------------                 |                | -------------                |
                        |                  Cost        |                |                     Cost     |
                        |                  ----        |                |                     ----     |
                        | NGH - 100%       4,000 PLN   |                | NGH - 100%          $100     |
                        --------------------------------                --------------------------------

----------------|-----------------------------------------------|-------------------------------------------------------------------
                |                                               |
                |       --------------------------------        |       --------------------------------
                |       |  GARTMORE INVESTMENT LTD.    |        |       |    DAMIAN SECURITIES LTD.    |
                |       |           (GIL)              |        |       |                              |
                |-------|                              |        |-------|                              |
                |       | GIM - 50%                    |        |       | GIM - 50%                    |
                |       | GNL - 50%                    |        |       | GSL - 50%                    |
                |       ---------------|----------------        |       --------------------------------
                |                      |                        |
                |                      |                        |
                |       ---------------|----------------        |       --------------------------------
                |       |       GARTMORE JAPAN         |        |       |    GARTMORE NOMINEES LTD.    |
                |       |          LIMITED             |        |       |             (GNL)            |
                |       |                              |        |-------|                              |
                |       | GIL - 100%                   |        |       | GIM - 99.99%                 |
                |       |                              |        |       | GSL - .01%                   |
                |       --------------------------------        |       --------------------------------
                |                                               |
                |                                               |
                |       --------------------------------        |       --------------------------------
                |       |     GARTMORE 1990 LTD.       |        |       |    GARTMORE PENSION FUND     |
                |       |     (GENERAL PARTNER)        |        |       |        TRUSTEES, LTD.        |
                |-------|                              |        |-------|                              |
                |       | GIM - 50%                    |        |       | GIM - 99%                    |
                |       | GSL - 50%                    |        |       | GSL - 1%                     |
                |       --------------------------------        |       --------------------------------
                |                                               |
                |                                               |
                |       --------------------------------        |       --------------------------------
                |       |    GARTMORE INDOSUEZ UK      |        |       |       GIL NOMINEES LTD.      |
                |       |  RECOVERY FUND (G.P.) LTD.   |        |       |                              |
                |-------|                              |        |-------|                              |
                |       | GIM - 50%                    |        |       | GIM - 50%                    |
                |       | GNL - 50%                    |        |       | GSL - 50%                    |
                |       --------------------------------        |       --------------------------------
                |                                               |
                |                                               |
                |       --------------------------------        |
                |       |  GARTMORE 1990 TRUSTEE LTD.  |        |
                |       |    (GENERAL PARTNER)         |        |
                |-------|                              |        |
                        | GIM - 50%                    |
                        | GSL - 50%                    |
                        --------------------------------

                                                                                                                      (Right side)































------------------|---------|-----------------|------------------------------------|
                  |         |                 |                                    |
   ---------------|-------- | ----------------|----------------   -----------------|---------------
   |   NATIONWIDE GLOBAL  | | |    NATIONWIDE TOWARZYSTWO     |   |   NATIONWIDE GLOBAL HOLDINGS, |
   |     FINANCE, LLC     | | |   UBEZPIECZEN NA ZYCIE SA     |   |    INC. - LUXEMBOURG BRANCH   |
   |                      | | |                               |   |            (BRANCH)           |
   | Single Member Limited| | | Common Stock: 1,952,000 Shares|   |                               |
   |    Liability Company | | | ------------                  |   |                               |
   |                      | | |                               |   |                               |
   | NGH - 100%           | | | NGH - 100%                    |   | Endowment Capital - $1,000,000|
   ------------------------ | ----------------|----------------   -----------------|---------------
                            |                 |                                    |
-|                          |                 |                                    |
 |                          |                 |                                    |
 |                          | ----------------|----------------   ---------------------------------
 |                          | |     NATIONWIDE FINANCIAL      |   |      NGH LUXEMBOURG S.A.      |
 |                          | |           SP. 2 O.O.          |   |            (LUX SA)           |
 |                          | |                               |   |                               |
 |                          | |                               | |-|Common Stock:    5,894 Shares  |
 |                          | | Common Stock: 40,950 Shares   | | |------------                   |
 |                          | | ------------                  | | |                 Cost          |
 |                          | |                               | | |                 -----         |
 |                          | | NGH - 100%                    | | |BRANCH-99.98%      115,470,723 |
 |                          | |                               | | |                   EURO        |
 |                          | --------------------------------- | ---------------------------------
 |                          |                                   |
 |                          |                                   |
 |                          | --------------------------------- | ---------------------------------
 |                          | |        SIAM AR-NA-KHET        | | |         NGH UK, LTD.          |
 |                          | |      COMPANY LTD. (SIAM)      | | |                               |
 |                          |-|                               | |-|                               |
 |                          | |                               | | |                               |
 |                          | | NGH - 48.99%                  | | | LUX SA - 100%                 |
 |                          | ----------------|---------------- | ---------------------------------
 |                          |                 |                 |
 |                          |                 |                 |
 | ------------------------ | ----------------|---------------- | ---------------------------------  -------------------------------
 | |   GARTMORE CAPITAL   | | |   NATIONWIDE LIFE ASSURANCE   | | |  NATIONWIDE GLOBAL HOLDINGS   |  |NATIONWIDE HOLDINGS SA (NHSA)|
 | |    MANAGEMENT LTD.   | | |          COMPANY LTD.         | | |  - NGH BRASIL PARTICIPACOES   |  |                             |
 | |         (GCM)        | | |                               | | |      LTDA (NGH BRASIL)        |  |                             |
 |-|                      | | |                               | |-|                               |  |       Shares      Cost      |
 | |                      | | |                               | | |         Shares     Cost       |--|       ------      ----      |
 | |                      | | |                               | | |         ------     -----      |  |NGH                          |
 | | GIM - 99.99%         | | | NGH - 24.3%                   | | | LUX SA  6,164,899  R6,164,889 |  |BRASIL 42,900,999 R42,900,999|
 | | GSL - .01%           | | | SIAM - 37.7%                  | | | NGH     1          R1         |  |LUX SA 1          R1         |
 |  ------------------------| --------------------------------- | -----------------|---------------  ---------------|---------------
 |                          |                                   |                  |                                |
 |                          |                                   |                  |                                |
 |  ------------------------| --------------------------------- | -----------------|---------------  ---------------|---------------
 | |  GARTMORE U.S. LTD,  | | |    SBSC LTD (THAILAND)        | | |   NATIONWIDE SEGURADORA S.A.  |  |  DINAMICA PARTICIPACOES SA  |
 | |         (GUS)        | | |                               | | |                               |  |           (DPSA)            |
 | |                      | | |                               | | |         Shares     Cost       |  |       Shares      Cost      |
 --|                      | | | Common Stock:  24,500 Shares  | | |         ------     -----      |  |       ------      ----      |
 | |                      | |-| ------------                  | | | NGH                           |  |NHSA  132,522,386 R14,723,256|
 | |                      |   |                               | | | BRASIL  9,999,999  R9,999,999 |  |NGH                          |
 | | GCM - 100%           |   | NGH - .01%                    | | | LUX SA  1          R1         |  | BRASIL 1         R1,472     |
 | ------------------------   | SIAM - 48.98%                 | | ---------------------------------  ---------------|---------------
 |                            --------------------------------- |                                                   |
 |                                                              |                                                   |
 |--------------------------  --------------------------------- |                                    ---------------|---------------
 ||GARTMORE GLOBAL PARTNERS | |        PANEUROLIFE (PEL)      | |                                    |  NATIONWIDE MARITIMA VIDA e |
 || (GENERAL PARTNER)       | |                               | |                                    |        PREVIDENCIA SA       |
 ||                         | | Common Stock: 1,300,000 Shares| |                                    | Common Stock:   134,822,225 |
 -|                         | | -------------   Cost          |--                                    | ------------    Shares      |
  | GUS - 50%               | |                 ----          |                                      |                             |
  | GSL - 50%               | | LUX SA - 100%   3,817,832,685 |                                      |                 Cost        |
  ------------------------- | | LUF                           |                                      |                 ----        |
                              -----------------|---------------                                      | DSPA - 86.4%    R14,128,512 |
                                               |                                                     -------------------------------
                                               |
                              -----------------|---------------
                              |           VERTBOIS, SA        |
                              |                               |
                              |                               |
                              |                               |
                              | PEL - 99.99%                  |
                              | LUX SA - .01%                 |
                              ---------------------------------                         Subsidiary Companies--
                                                                                        Contractual Association--
                                                                                        Limited Liability Company--

                                                                                        December 31, 2001

Item 27.      NUMBER OF CONTRACT OWNERS


              The number of contract Owners of Qualified and Non-Qualified Contracts as of February 15, 2002 was 4,609 and 1,259 respectively.


Item 28.      INDEMNIFICATION

              Provision is made in Nationwide's Amended Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      PRINCIPAL UNDERWRITER


              (a) Clarendon Insurance Agency, Inc. acts as general distributor for the Spectrum annuity contracts ("MFS Annuity") issued by Nationwide Life Insurance Company through its MFS Variable Account.



              (b)                                CLARENDON INSURANCE AGENCY, INC.
                                                     OFFICERS AND DIRECTORS
                                                                                       POSITIONS AND OFFICES
              NAME AND BUSINESS ADDRESS                                                  WITH UNDERWRITER
              James M.A. Anderson                                                            Director
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              Ronald J. Fernades                                                             Director
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              James A. McNulty, III                                                          Director
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              Davey Scoon                                                             Director and Treasurer
              One Sun Life Executive Park
              Wellesley Hills, MA  02481


              (b)                            CLARENDON INSURANCE AGENCY, INC.
                                            OFFICERS AND DIRECTORS (CONTINUED)
                                                                                       POSITIONS AND OFFICES
              NAME AND BUSINESS ADDRESS                                                  WITH UNDERWRITER
              John E. Coleman                                                             Vice President
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              William T. Evers                                                         Assistant Secretary
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              William P. Franca                                                              President
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              Norton A. Goss, II                                                          AVP, Compliance
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              George E. Maden                                                                Secretary
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              Imants Saksons                                                              Vice President
              One Sun Life Executive Park
              Wellesley Hills, MA  02481

              (c)
             PRINCIPAL UNDERWRITER    NAME OF DISCOUNTS AND      NET UNDERWRITING         COMPENSATION ON           COMPENSATION
                                           COMMISSIONS             REDEMPTION OR       BROKERAGE COMMISSIONS
                                                                   ANNUITIZATION
            Clarendon Insurance                N/A                      N/A                     N/A                      N/A
            Agency, Inc.

Item 30.      LOCATION OF ACCOUNTS AND RECORDS
              John Davis
              Nationwide Life Insurance Company
              One Nationwide Plaza
              Columbus, OH  43215

Item 31.      MANAGEMENT SERVICES
              Not Applicable

Item 32.      UNDERTAKINGS

              The Registrant hereby undertakes to:

              (a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

              (b) include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

              (c) deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

              The Registrant represents that any of the Contracts which are issued pursuant to Section 403(b) of the Code are issued by Nationwide through the Registrant in reliance upon, and in compliance with, a no-action letter issued by the Staff of the Securities and Exchange Commission to the American Council of Life Insurance (publicly available November 28, 1988) permitting withdrawal restrictions to the extent necessary to comply with
              Section 403(b)(11) of the Code.

              Nationwide represents that the fees and the charges deducted under the Contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors of Nationwide Life Insurance Company and Contract Owners of MFS Variable Account:


We consent to use of our reports for MFS Variable Account dated February 20, 2002 and for Nationwide Life Insurance Company dated January 29, 2002 included herein, and to the reference to our firm under the heading "Services" in the Statement of Additional Information (File No. 2-73432).





KPMG LLP
Columbus, Ohio
April 22, 2002

                                   SIGNATURES
As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, MFS VARIABLE ACCOUNT, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 30 and has caused this Post-Effective Amendment to be signed on its behalf in the City of Columbus, and State of Ohio, on this 25th day of April, 2002.

                                              MFS VARIABLE ACCOUNT
                                     ---------------------------------------
                                                (Registrant)

                                       NATIONWIDE LIFE INSURANCE COMPANY
                                     ---------------------------------------
                                                 (Depositor)

                                            By/s/STEVEN SAVINI, ESQ.
                                     ---------------------------------------
                                             Steven Savini, Esq.



As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons in the capacities indicated on the 25th day of April, 2002.



               SIGNATURE                                   TITLE


W. G. JURGENSEN                             Director and Chief Executive Officer
----------------------------------------
W. G. Jurgensen

JOSEPH J. GASPER                                 Director and President and
----------------------------------------
Joseph J. Gasper                                  Chief Operating Officer

MICHAEL S. HELFER                                  Director and Executive
----------------------------------------
Michael S. Helfer                            Vice President-Corporate Strategy

DONNA A. JAMES                                  Director and Executive Vice
----------------------------------------
Donna A. James                             President-Chief Administrative Officer

ROBERT A. OAKLEY                                Director and Executive Vice
----------------------------------------
Robert A. Oakley                             President-Chief Financial Officer

ROBERT A. WOODWARD, JR                          Director and Executive Vice
----------------------------------------
Robert A. Woodward, Jr.                      President-Chief Investment Officer

Galen R. Barnes                                           Director
----------------------------------------
Galen R. Barnes

                                                                                            By /s/ STEVEN SAVINI
                                                                                     ------------------------------------------
                                                                                                Steven Savini
                                                                                              Attorney-in-Fact